UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta, Esq.

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: 844-457-6383

Date of fiscal year end: February 28

Date of reporting period: March 1, 2017 through February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Exchange-Traded Funds

February 28, 2018

JPMorgan Disciplined High Yield ETF

JPMorgan Global Bond Opportunities ETF

JPMorgan Ultra-Short Income ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not NAV) through a brokerage account, and are not individually redeemed from a Fund. Shares may only be redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

April 3, 2018 (Unaudited)

Dear Shareholder,

The past year has been a milestone for JPMorgan’s Exchange-Traded Funds. We’ve expanded our product lineup to 22 ETFs, covering a comprehensive range of asset classes and investment factors. Each of these are designed to provide advisers and investors with additional tools for constructing stronger portfolios. During the year, we more than doubled our ETF assets under management, surpassing $3 billion in January. Further, the value of our suite of ETFs is continuing to be recognized by investors and the financial services industry. In fact, JPMorgan Global Bond Opportunities ETF (JPGB) recently earned Best New International/Global Fixed-Income ETF at the fifth annual ETF.com Awards held March 22, 2018 in New York, N.Y.1

“During the past year, we have continued to build our suite of ETF products to include 22 ETFs, covering a comprehensive range of asset classes and investment factors.”

The financial markets also had a strong year, generally providing investors with positive returns for the twelve months ended February 28, 2018, as the global economic expansion extended into its ninth year, supported by corporate profit growth, stable energy prices and low interest rates. While a sell-off in financial markets in early February punctuated a multi-month rally in global asset prices, markets recovered somewhat by the end of the reporting period.

Within this financial environment, we believe our innovative fixed income solutions can help you navigate changing markets. I’m pleased to report that JPGB, which seeks to deliver total return by providing exposure across more than 15 fixed income sectors and 50 countries, generated a positive return for the period from JPGB’s inception on April 5, 2017 to February 28, 2018. For those clients looking to increase their income potential with high yields, JPMorgan Disciplined High Yield ETF (JPHY) also posted a positive return and had a 30 day SEC Yield of 5.24% (4.59% unsubsidized) for the twelve months ended February 28, 2018. One of our newest ETFs, JPMorgan Ultra-Short Income (JPST) also performed well and outperformed its benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index for the period from JPST’s inception on May 17, 2017 to February 28, 2018.

I’m also pleased to announce the launch of our first strategic beta fixed income ETF, JPMorgan USD Emerging Market Sovereign Bond ETF (JPMB). Launched January 29, 2018, JPMB seeks to provide emerging markets dollar bond exposure with more stable credit exposures through time.

We are proud to bring J.P. Morgan’s experience and equity capabilities to the ETF market place. We are committed to building solutions that address your needs and help you build stronger portfolios. Thank you for your belief in our Firm and our process.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P. Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

1	ETF.com Award winners are selected by a majority vote of the ETF.com Awards Selection Committee, a group of independent ETF experts. Voting was completed by Jan. 20, 2018, and results were announced at the ETF.com U.S. Awards Dinner on March 22, 2018.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	1

JPMorgan Exchange-Traded Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2018

Global bond markets produced slim to negative returns and underperformed global equities during the period, which were supported by rising corporate earnings, continued low interest rates and synchronized global economic growth. In early February 2018, a sharp sell-off pushed down prices for both fixed income and equity securities. Generally, investors blamed the sell-off on a surge in U.S. Treasury bond yields, which generally move in the opposite direction of bond prices, as well as uncertainty about U.S. Federal Reserve policy and historically high equity valuations.

While equity prices rebounded somewhat from the sell-off, bond prices overall were weighed down by expectations of accelerating inflation and rising interest rates as the global economic expansion continued into 2018. Within fixed-income markets, high-yield bonds (also known as “junk bonds”) continued to outperform investment grade corporate debt and U.S. Treasury bonds. U.S. dollar-denominated emerging markets debt, which had outperformed other fixed income sectors in the first half of 2017, overall delivered negative returns for the reporting period, while local currency-denominated emerging markets debt continued to deliver positive returns.

2	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

JPMorgan Disciplined High Yield ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2018 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Disciplined High Yield ETF
Net Asset Value*	3.00%
Market Price**	3.12%
BofA Merrill Lynch U.S. High Yield Index	4.12%
Bloomberg Barclays U.S. Aggregate Bond Index	0.51%

Net Assets as of 2/28/2018	$105,191,308
Duration as of 2/28/2018	4.53 Years

INVESTMENT OBJECTIVE***

The JPMorgan Disciplined High Yield ETF (the “Fund”) seeks to provide a high level of income. Capital appreciation is a secondary objective.

INVESTMENT APPROACH

The Fund invests in a diversified portfolio of high-yield securities (also called “junk bonds”). Issuers may be domestic or foreign, but the Fund only invests in U.S. dollar-denominated investments.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2018, the Fund posted positive absolute performance, underperformed the BofA Merrill Lynch U.S. High Yield Index (the “Benchmark”) and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

During the reporting period, bonds rated CCC and lower significantly outperformed bonds rated BB and B as investors generally sought higher yields from lower quality debt. The Fund’s overweight position in bonds rated BB and its lack of holdings in CCC rated bonds detracted from performance relative to the Benchmark.

Bonds issued by publicly traded companies underperformed bonds issued by privately held companies during the reporting period. The Fund does not invest in bonds issued by privately held companies, which detracted from both absolute performance and performance relative to the Benchmark.

To maintain sufficient liquidity, the Fund did not invest in bond issues of less than $500 billion or in bond issuers with less than $1 billion in total bonds outstanding, which made a positive contribution to both absolute and relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s managers believe that bonds rated CCC generally have materially higher volatility and default risk than bonds rates BB and B, while providing inadequate incremental return over a market cycle to justify the higher volatility. In addition, the managers believe bonds issued by private companies have had a materially higher probability of default than similarly-rated bonds issued by public companies. As such, the Fund does not invest in bonds rated CCC or bonds issued by private companies. Relative to the Benchmark, the Fund was overweight in bonds rated BB and underweight in bonds rated B and CCC.

PORTFOLIO COMPOSITION****
Consumer Discretionary	24.2%
Energy	13.8
Telecommunication Services	11.4
Industrials	8.9
Materials	8.6
Financials	7.6
Health Care	7.1
Information Technology	6.8
Utilities	3.5
Real Estate	3.3
Consumer Staples	2.6
Short-Term Investments	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.09 as of February 28, 2018.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe (formerly BATS) BZX Exchange, Inc. The midpoint price was $50.36 as of February 28, 2018.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2018. The Fund’s composition is subject to change.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan Disciplined High Yield ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2018 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Disciplined High Yield ETF
Net Asset Value	September 14, 2016	3.00%	5.00%
Market Price		3.12%	5.36%

LIFE OF FUND PERFORMANCE (9/14/16 TO 2/28/18)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 14, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Disciplined High Yield ETF, the BofA Merrill Lynch U.S. High Yield Index and the Bloomberg Barclays US Aggregate Bond Index from September 14, 2016 to February 28, 2018. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the BofA Merrill Lynch U.S. High Yield Index and the Bloomberg Barclays US Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The BofA

Merrill Lynch U.S. High Yield Index is an unmanaged index, which measures the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

JPMorgan Global Bond Opportunities ETF

FUND COMMENTARY

PERIOD APRIL 5, 2017 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2018 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Global Bond Opportunities ETF
Net Assets Value*	3.78%
Market Price**	3.88%
Bloomberg Barclays Multiverse Index	5.83%

Net Assets as of 2/28/2018	$151,634,232
Duration as of 2/28/2018	3.41 Years

INVESTMENT OBJECTIVE***

The JPMorgan Global Bond Opportunities ETF (the “Fund”) seeks to provide total return.

INVESTMENT APPROACH

The Fund invests in bond and currency sectors across developed and emerging markets without benchmark constraints. The Fund is flexible and opportunistic and the Fund’s adviser has broad discretion to shift the Fund’s exposures to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the period from Fund inception on April 5, 2017 to February 28, 2018, the Fund posted a return of 3.76%. The Fund is managed with an unconstrained orientation and is not managed relative to a benchmark index. While the Fund is not managed to a benchmark, its return is compared to the Bloomberg Barclays Multiverse Index, which returned 5.83% for the reporting period.

The Fund’s allocations to investment grade corporate credit and select foreign exchange positions detracted from absolute performance. The Fund’s allocations to high yield bonds and emerging markets debt were leading contributors to absolute performance. High yield bonds generally benefitted from investors’ appetite for yield growth. The Fund’s allocation to commercial mortgage-backed securities and asset-backed securities also contributed to absolute performance. The Fund’s short positions to U.S. government debt securities contributed to absolute performance as there was a sharp sell-off in U.S. Treasury bonds during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund’s managers applied a flexible investment approach and did not manage to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield and investment grade corporate bonds, agency and non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt, convertible bonds and foreign government securities. At the end of the reporting period, the Fund’s largest allocations were to U.S. high yield bonds and investment grade corporate bonds and its smallest allocations were to agency mortgage-backed securities and non-agency mortgage-backed/asset-backed securities.

PORTFOLIO COMPOSITION BY COUNTRY****
United States	49.8%
United Kingdom	4.1
France	3.8
Spain	3.7
Brazil	3.7
Russia	3.4
Indonesia	3.1
Italy	2.5
Luxembourg	2.3
Portugal	2.3
Malaysia	2.1
Germany	2.0
Netherlands	1.7
Canada	1.4
Ireland	1.3
Mexico	1.0
Others (each less than 1.0%)	11.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.55 as of February 28, 2018.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe (formerly BATS) BZX Exchange, Inc. The midpoint price was $50.60 as of February 28, 2018.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2018. The Fund’s composition is subject to change.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan Global Bond Opportunities ETF

FUND COMMENTARY

PERIOD APRIL 5, 2017 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2018 (Unaudited) (continued)

TOTAL RETURNS AS OF FEBRUARY 28, 2018 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Global Bond Opportunities ETF
Net Asset Value	April 5, 2017	3.78%
Market Price		3.88%

LIFE OF FUND PERFORMANCE (4/5/17 TO 2/28/18)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on April 5, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Global Bond Opportunities ETF and the Bloomberg Barclays Multiverse Index from April 5, 2017 to February 28, 2018. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Multiverse Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays Multiverse Index is an unmanaged index, which measure the global fixed-income bond market that combines the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global Aggregate Index measures global investment grade debt from twenty-four different local currency markets. The Bloomberg Barclays Global High-Yield Index measures the global high-yield fixed income markets. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

PERIOD MAY 17, 2017 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2018 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Ultra-Short Income ETF
Net Asset Value*	1.25%
Market Price**	1.33%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.82%

Net Assets as of 2/28/2018	$200,051,266
Duration as of 2/28/2018	0.53 Years

INVESTMENT OBJECTIVE***

The JPMorgan Ultra-Short Income ETF (the “Fund”) seeks to provide current income while seeking to maintain a low volatility of principal.

INVESTMENT APPROACH

The Fund primarily invests in investment-grade, U.S. dollar-denominated fixed, variable and floating-rate debt. The Fund seeks to maintain a duration of one year or less, although under certain market conditions, the Fund’s duration may be longer than one year. The Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the period from Fund inception on May 17, 2017 to February 28, 2018, the Fund posted positive absolute performance. While the Fund is not managed to a benchmark, its return is compared to the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (the “Index”). While the Fund held no U.S. Treasury securities during the reporting period, the Index holds only U.S. Treasuries. The Fund outperformed the Index during the reporting period.

The Fund’s allocations to money market securities and investment grade corporate bonds were leading contributors to both absolute performance and performance relative to the Index during the reporting period. The Fund’s allocations to collateralized loan obligations, asset backed securities and commercial mortgage-backed securities also contributed to absolute and relative performance.

While the Fund’s overall longer duration relative to the Index was a modest detractor from relative performance, the enhanced yield from longer-dated securities contributed to absolute performance. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger decrease in price as interest rates rise versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio management team believed that interest rates would continue to move higher at a measured pace and that corporate credit fundamentals remained favorable, despite some potential pressure from U.S. corporations repatriating offshore cash holdings. As such, the portfolio was positioned with an overall average duration of 0.50 years. In descending order, the Fund’s largest allocations were in corporate bonds, money market securities, collateralized loan obligations, asset-backed securities, commercial mortgage-backed securities and non-corporate credit.

PORTFOLIO COMPOSITION BY SECTOR****
Financials	32.9%
Asset-Backed Securities	12.6
Utilities	3.9
Consumer Discretionary	3.0
Energy	2.8
Consumer Staples	2.8
Industrials	2.6
Health Care	2.0
Commercial Mortgage-Backed Securities	1.9
Real Estate	1.7
Telecommunication Services	1.5
Information Technology	1.1
Materials	1.1
Foreign Government Securities	0.6
Short-Term Investments	29.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.01 as of February 28, 2018.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe (formerly BATS) BZX Exchange, Inc. The midpoint price was $50.05 as of February 28, 2018.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2018. The Fund’s composition is subject to change.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

PERIOD MAY 17, 2017 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2018 (Unaudited) (continued)

TOTAL RETURNS AS OF FEBRUARY 28, 2018 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Ultra-Short Income ETF
Net Asset Value	May 17, 2017	1.25%
Market Price		1.33%

LIFE OF FUND PERFORMANCE (5/17/17 TO 2/28/18)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on May 17, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Income ETF and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from May 17, 2017 to February 28, 2018. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

PERIOD JANUARY 29, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2018 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value*	-2.03%
Market Price**	-1.79%
JPMorgan Emerging Markets Risk-Aware Bond Index	-2.00%

Net Assets as of 2/28/2018	$53,713,929
Duration as of 2/28/2018	6.85 Years

INVESTMENT OBJECTIVE***

The JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets. The Underlying Index utilizes a rules-based, proprietary methodology that filters for liquidity and country risk and allocates risk across credit ratings. The Underlying Index methodology includes monthly rebalancing. The Fund also employs optimization techniques to minimize tracking error to the Underlying Index

HOW DID THE FUND PERFORM?

For the period from the Fund’s inception on January 29, 2018 to February 28, 2018, the Fund posted a return of -2.03% and its performance deviated from the Underlying Index by -0.03%.

The Fund’s and the Underlying Index’s exposures to Ethiopia and Peru were leading detractors from absolute performance.

Bonds issued by Ethiopia sold off amid a surge in inflation during the reporting period. Peruvian bonds weakened amid attempts by Peru’s Congress to oust President Pedro Pablo Kuczynski. The Fund’s and the Underlying Index’s allocations to Russia and Ghana were positive contributors to absolute performance. Russian sovereign bond prices rose amid low default risk due to Russia’s large foreign currency reserves. Ghana restructured the nation’s sovereign debt by introducing 15-year bonds, which helped support sovereign bond prices.

The Fund’s and the Underlying Index’s liquidity filter also detracted from absolute performance as less liquid bond issues outperformed other issues of emerging markets sovereign debt.

Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in relative performance due to security selection and/or sector allocation were not significant.

HOW WAS THE FUND POSITIONED?

The Fund invested at least 80% of its assets in securities included in the Underlying Index. During the reporting period, the Fund’s and Underlying Index’s largest allocations were in Turkey and Russia and their smallest allocations were in India and Morocco.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

PERIOD JANUARY 29, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2018 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY COUNTRY****
Turkey	7.0%
Russia	6.9
South Africa	5.1
United States	5.0
Brazil	4.9
Dominican Republic	4.3
Ukraine	4.3
Lebanon	4.2
Ecuador	4.0
Mexico	4.0
Egypt	3.5
Indonesia	3.3
Croatia	3.1
Sri Lanka	2.8
China	2.6
Philippines	2.5
Colombia	2.3
Hungary	2.1
Kazakhstan	2.1
Peru	2.1
Azerbaijan	2.1
Poland	1.8
Oman	1.7
Malaysia	1.6
Ivory Coast	1.6
Uruguay	1.5
Serbia	1.3
Iraq	1.3
Panama	1.3
Romania	1.2
Pakistan	1.1
Chile	1.0
Others (each less than 1.0%)	6.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $48.83 as of February 28, 2018.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. The midpoint price was $48.95 as of February 28, 2018.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2018. The Fund’s composition is subject to change.

10	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

TOTAL RETURNS AS OF FEBRUARY 28, 2018 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value	January 29, 2018	-2.03%
Market Price		-1.79%

LIFE OF FUND PERFORMANCE (1/29/18 TO 2/28/18)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 29, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan USD Emerging Markets Sovereign Bond ETF and the JPMorgan Emerging Markets Risk-Aware Bond Index from January 29, 2018 to February 28, 2018. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Emerging Markets Risk-Aware Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The JPMorgan Emerging Markets Risk-Aware Bond Index (the “index”) is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology and is owned by J.P. Morgan Investment Inc., the Fund’s adviser (the “Adviser”). The Index is maintained and calculated by J.P. Morgan Securities LLC (“JPMS” or the “Index Provider”), which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The Index Provider and the Adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The Index starts with the

J.P. Morgan Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — 96.3%
	Aerospace & Defense — 2.3%
	Arconic, Inc.
192,000	6.15%, 8/15/2020	203,247
233,000	5.40%, 4/15/2021	242,320
232,000	5.13%, 10/1/2024	239,250
	Bombardier, Inc. (Canada)
256,000	8.75%, 12/1/2021 (a)	280,640
233,000	6.13%, 1/15/2023 (a)	233,582
276,000	7.50%, 3/15/2025 (a)	283,245
212,000	KLX, Inc. 5.88%, 12/1/2022 (a)	218,360
	TransDigm, Inc.
215,000	6.00%, 7/15/2022	220,106
227,000	6.50%, 7/15/2024	234,094
171,000	6.38%, 6/15/2026	174,848
100,000	Triumph Group, Inc. 7.75%, 8/15/2025	103,375

		2,433,067

	Air Freight & Logistics — 0.4%
	XPO Logistics, Inc.
292,000	6.50%, 6/15/2022 (a)	303,461
100,000	6.13%, 9/1/2023 (a)	103,750

		407,211

	Airlines — 0.2%
	American Airlines Group, Inc.
120,000	5.50%, 10/1/2019 (a)	122,400
94,000	4.63%, 3/1/2020 (a)	94,940

		217,340

	Auto Components — 1.5%
142,000	Allison Transmission, Inc. 5.00%, 10/1/2024 (a)	143,952
	American Axle & Manufacturing, Inc.
77,000	6.63%, 10/15/2022	79,599
99,000	6.25%, 4/1/2025	102,155
150,000	6.50%, 4/1/2027	154,875
	Goodyear Tire & Rubber Co. (The)
146,000	5.13%, 11/15/2023	149,468
128,000	5.00%, 5/31/2026	128,000
100,000	4.88%, 3/15/2027	98,500
	Icahn Enterprises LP
322,000	6.00%, 8/1/2020	328,279
248,000	5.88%, 2/1/2022	248,310
126,000	6.38%, 12/15/2025	126,473

		1,559,611

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Automobiles — 1.6%
	Fiat Chrysler Automobiles NV (United Kingdom)
202,000	4.50%, 4/15/2020	204,778
400,000	5.25%, 4/15/2023	412,000
	Jaguar Land Rover Automotive plc (United Kingdom)
200,000	4.13%, 12/15/2018 (a)	200,750
200,000	4.25%, 11/15/2019 (a)	201,000
200,000	3.50%, 3/15/2020 (a)	197,250
200,000	4.50%, 10/1/2027 (a)	190,000
258,000	Tesla, Inc. 5.30%, 8/15/2025 (a)	245,745

		1,651,523

	Banks — 3.5%
	CIT Group, Inc.
191,000	3.88%, 2/19/2019	191,955
216,000	5.00%, 8/15/2022	222,750
130,000	5.00%, 8/1/2023	133,900
	Goldman Sachs Capital I
235,000	6.35%, 2/15/2034	282,417
	Intesa Sanpaolo SpA (Italy)
400,000	5.02%, 6/26/2024 (a)	399,199
400,000	5.71%, 1/15/2026 (a)	408,409
	Lloyds Bank plc (United Kingdom)
392,000	(ICE LIBOR USD 3 Month + 11.76%), 12.00%, 12/16/2024 (a) (b) (c)	509,648
	Lloyds Banking Group plc (United Kingdom)
29,000	(ICE LIBOR USD 3 Month + 1.27%), 6.66%, 5/21/2037 (a) (b) (c)	33,640
	Royal Bank of Scotland Group plc (United Kingdom)
419,000	6.13%, 12/15/2022	446,851
371,000	6.00%, 12/19/2023	396,110
428,000	5.13%, 5/28/2024	438,508
	UniCredit SpA (Italy)
200,000	(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a) (c)	205,233

		3,668,620

	Beverages — 0.0% (d)
40,000	Cott Holdings, Inc. (Canada) 5.50%, 4/1/2025 (a)	39,844

	Building Products — 0.2%
108,000	Builders FirstSource, Inc. 5.63%, 9/1/2024 (a)	109,890
116,000	Summit Materials LLC 6.13%, 7/15/2023	119,480

		229,370

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Capital Markets — 1.6%
408,000	Deutsche Bank AG (Germany) 4.50%, 4/1/2025	399,705
408,000	(USD Swap Semi 5 Year + 2.25%), 4.30%, 5/24/2028 (c)	395,979
200,000	(USD ICE Swap Rate 5 Year + 2.55%), 4.88%, 12/1/2032 (c)	187,204
240,000	Dresdner Funding Trust I (Germany) 8.15%, 6/30/2031 (a)	314,280
	MSCI, Inc.
142,000	5.25%, 11/15/2024 (a)	145,096
140,000	5.75%, 8/15/2025 (a)	147,000
70,000	4.75%, 8/1/2026 (a)	69,475

		1,658,739

	Chemicals — 2.1%
208,000	Ashland LLC 4.75%, 8/15/2022	212,680
	Blue Cube Spinco, Inc.
130,000	9.75%, 10/15/2023	150,800
96,000	10.00%, 10/15/2025	114,480
	CF Industries, Inc.
54,000	7.13%, 5/1/2020	57,739
131,000	5.15%, 3/15/2034	128,380
126,000	4.95%, 6/1/2043	114,660
132,000	5.38%, 3/15/2044	123,750
	Chemours Co. (The)
220,000	6.63%, 5/15/2023	231,275
132,000	7.00%, 5/15/2025	142,230
150,000	5.38%, 5/15/2027	150,375
111,000	Huntsman International LLC 4.88%, 11/15/2020	113,529
94,000	Olin Corp. 5.13%, 9/15/2027	92,531
	Platform Specialty Products Corp.
194,000	6.50%, 2/1/2022 (a)	199,093
152,000	5.88%, 12/1/2025 (a)	151,240
106,000	Tronox Finance LLC 7.50%, 3/15/2022 (a)	109,975
113,000	WR Grace & Co.-Conn. 5.13%, 10/1/2021 (a)	116,955

		2,209,692

	Commercial Services & Supplies — 1.1%
	Aramark Services, Inc.
153,000	5.13%, 1/15/2024	156,060
100,000	5.00%, 4/1/2025 (a)	100,750
75,000	4.75%, 6/1/2026	73,969
148,000	Clean Harbors, Inc. 5.13%, 6/1/2021	148,925
111,000	Nielsen Co. Luxembourg SARL (The) 5.50%, 10/1/2021 (a)	113,497

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Commercial Services & Supplies — continued
	Nielsen Finance LLC
135,000	4.50%, 10/1/2020	135,506
428,000	5.00%, 4/15/2022 (a)	433,297

		1,162,004

	Communications Equipment — 1.0%
	CommScope Technologies LLC
276,000	6.00%, 6/15/2025 (a)	285,053
121,000	5.00%, 3/15/2027 (a)	117,975
	CommScope, Inc.
91,000	5.00%, 6/15/2021 (a)	92,252
115,000	5.50%, 6/15/2024 (a)	117,156
	Nokia OYJ (Finland)
107,000	5.38%, 5/15/2019	109,439
81,000	3.38%, 6/12/2022	78,764
80,000	4.38%, 6/12/2027	76,800
169,000	Telefonaktiebolaget LM Ericsson (Sweden) 4.13%, 5/15/2022	167,426

		1,044,865

	Construction & Engineering — 0.4%
	AECOM
140,000	5.75%, 10/15/2022	146,132
142,000	5.88%, 10/15/2024	148,035
167,000	5.13%, 3/15/2027	161,731

		455,898

	Consumer Finance — 1.8%
200,000	Ally Financial, Inc. 4.13%, 3/30/2020	201,750
	Navient Corp.
219,000	5.50%, 1/15/2019	222,219
274,000	8.00%, 3/25/2020	293,523
193,000	6.50%, 6/15/2022	201,202
146,000	5.50%, 1/25/2023	144,540
116,000	OneMain Financial Holdings LLC 7.25%, 12/15/2021 (a)	120,509
	Springleaf Finance Corp.
98,000	5.25%, 12/15/2019	100,083
171,000	8.25%, 12/15/2020	186,390
31,000	7.75%, 10/1/2021	33,790
192,000	6.13%, 5/15/2022	196,800
146,000	5.63%, 3/15/2023	144,905

		1,845,711

	Containers & Packaging — 2.1%
	Ardagh Packaging Finance plc (Ireland)
200,000	4.63%, 5/15/2023 (a)	199,750
400,000	7.25%, 5/15/2024 (a)	428,500
400,000	6.00%, 2/15/2025 (a)	410,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Containers & Packaging — continued
	Ball Corp.
191,000	4.38%, 12/15/2020	195,297
169,000	4.00%, 11/15/2023	167,310
171,000	5.25%, 7/1/2025	179,550
	Berry Global, Inc.
93,000	5.50%, 5/15/2022	95,558
113,000	5.13%, 7/15/2023	115,401
	Crown Americas LLC
196,000	4.50%, 1/15/2023	197,960
50,000	4.75%, 2/1/2026 (a)	49,250
	Owens-Brockway Glass Container, Inc.
94,000	5.00%, 1/15/2022 (a)	95,880
113,000	5.88%, 8/15/2023 (a)	117,803

		2,252,259

	Diversified Consumer Services — 0.3%
	Service Corp. International
149,000	5.38%, 5/15/2024	153,641
146,000	4.63%, 12/15/2027	142,715

		296,356

	Diversified Financial Services — 0.2%
127,000	Leucadia National Corp. 5.50%, 10/18/2023	133,514
109,000	Nationstar Mortgage LLC 6.50%, 7/1/2021	111,385

		244,899

	Diversified Telecommunication Services — 7.1%
	CCO Holdings LLC
120,000	5.88%, 4/1/2024 (a)	124,086
464,000	5.75%, 2/15/2026 (a)	470,380
63,000	5.50%, 5/1/2026 (a)	63,000
606,000	5.13%, 5/1/2027 (a)	582,517
468,000	5.00%, 2/1/2028 (a)	441,970
	CenturyLink, Inc.
230,000	Series S, 6.45%, 6/15/2021	235,175
258,000	Series T, 5.80%, 3/15/2022	254,453
192,000	Series Y, 7.50%, 4/1/2024	192,960
272,000	Embarq Corp. 8.00%, 6/1/2036	257,380
	Level 3 Financing, Inc.
171,000	5.38%, 8/15/2022	172,710
153,000	5.38%, 1/15/2024	152,235
142,000	5.38%, 5/1/2025	140,935
200,000	Sable International Finance Ltd. 6.88%, 8/1/2022 (a)	212,000
	SFR Group SA (France)
770,000	6.00%, 5/15/2022 (a)	749,787

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Diversified Telecommunication Services — continued
400,000	6.25%, 5/15/2024 (a)	372,500
1,159,000	7.38%, 5/1/2026 (a)	1,118,783
467,000	Sprint Capital Corp. 6.88%, 11/15/2028	445,985
	Telecom Italia Capital SA (Italy)
194,000	7.20%, 7/18/2036	226,980
192,000	7.72%, 6/4/2038	235,200
400,000	Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	414,500
200,000	Virgin Media Finance plc (United Kingdom) 6.38%, 4/15/2023 (a)	205,000
	Virgin Media Secured Finance plc (United Kingdom)
200,000	5.25%, 1/15/2026 (a)	196,000
200,000	5.50%, 8/15/2026 (a)	197,980

		7,462,516

	Electric Utilities — 0.6%
138,000	DPL, Inc. 7.25%, 10/15/2021	150,420
	Emera, Inc. (Canada)
224,000	Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (c)	248,640
	NextEra Energy Operating Partners LP
101,000	4.25%, 9/15/2024 (a)	99,611
101,000	4.50%, 9/15/2027 (a)	97,213

		595,884

	Electrical Equipment — 0.4%
	Sensata Technologies BV
94,000	4.88%, 10/15/2023 (a)	95,410
125,000	5.00%, 10/1/2025 (a)	125,937
145,000	Vertiv Group Corp. 9.25%, 10/15/2024 (a)	152,975

		374,322

	Electronic Equipment, Instruments & Components — 0.3%
	CDW LLC
99,000	5.00%, 9/1/2023	100,485
105,000	5.50%, 12/1/2024	109,462
109,000	5.00%, 9/1/2025	109,954

		319,901

	Energy Equipment & Services — 2.0%
	Diamond Offshore Drilling, Inc.
130,000	7.88%, 8/15/2025	131,950
83,000	5.70%, 10/15/2039	68,475
131,000	4.88%, 11/1/2043	96,285
	Ensco plc
95,000	4.50%, 10/1/2024	77,425

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Energy Equipment & Services — continued
166,000	5.20%, 3/15/2025	137,780
182,000	5.75%, 10/1/2044	125,807
	Nabors Industries, Inc.
126,000	5.00%, 9/15/2020	126,315
116,000	4.63%, 9/15/2021	113,100
160,000	5.50%, 1/15/2023	158,800
	Rowan Cos., Inc.
113,000	4.88%, 6/1/2022	105,090
111,000	7.38%, 6/15/2025	109,613
	SESI LLC
114,000	7.13%, 12/15/2021	116,280
65,000	7.75%, 9/15/2024 (a)	67,600
45,000	Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (a)	48,459
34,200	Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	35,185
	Transocean, Inc.
238,000	9.00%, 7/15/2023 (a)	256,445
130,000	7.50%, 1/15/2026 (a)	130,975
175,000	6.80%, 3/15/2038	140,875

		2,046,459

	Equity Real Estate Investment Trusts (REITs) — 2.8%
	Equinix, Inc.
191,000	5.38%, 4/1/2023	196,014
210,000	5.88%, 1/15/2026	219,975
231,000	5.38%, 5/15/2027	235,620
240,000	ESH Hospitality, Inc. 5.25%, 5/1/2025 (a)	239,400
	Iron Mountain, Inc.
85,000	6.00%, 8/15/2023	88,294
170,000	5.75%, 8/15/2024	169,150
169,000	4.88%, 9/15/2027 (a)	159,283
138,000	5.25%, 3/15/2028 (a)	131,486
	MGM Growth Properties Operating Partnership LP
203,000	5.63%, 5/1/2024	210,004
70,000	4.50%, 9/1/2026	66,675
	MPT Operating Partnership LP
94,000	6.38%, 3/1/2024	98,935
75,000	5.25%, 8/1/2026	74,531
254,000	5.00%, 10/15/2027	248,158
	SBA Communications Corp.
134,000	4.88%, 7/15/2022	135,675
130,000	4.00%, 10/1/2022 (a)	127,400
210,000	4.88%, 9/1/2024	207,375

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
	Uniti Group LP
80,000	6.00%, 4/15/2023 (a)	77,400
198,000	8.25%, 10/15/2023	184,635
102,000	7.13%, 12/15/2024 (a)	91,417

		2,961,427

	Food & Staples Retailing — 0.3%
158,000	Rite Aid Corp. 9.25%, 3/15/2020	159,777
105,000	Tesco plc (United Kingdom) 6.15%, 11/15/2037 (a)	110,606

		270,383

	Food Products — 1.7%
	B&G Foods, Inc.
124,000	4.63%, 6/1/2021	124,465
150,000	5.25%, 4/1/2025	144,375
	Lamb Weston Holdings, Inc.
146,000	4.63%, 11/1/2024 (a)	146,730
146,000	4.88%, 11/1/2026 (a)	146,000
	Pilgrim’s Pride Corp.
130,000	5.75%, 3/15/2025 (a)	129,350
107,000	5.88%, 9/30/2027 (a)	104,057
	Post Holdings, Inc.
142,000	5.50%, 3/1/2025 (a)	142,887
321,000	5.00%, 8/15/2026 (a)	304,950
273,000	5.75%, 3/1/2027 (a)	269,588
168,000	5.63%, 1/15/2028 (a)	163,590
136,000	TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a)	138,550

		1,814,542

	Gas Utilities — 0.5%
	AmeriGas Partners LP
116,000	5.63%, 5/20/2024	116,870
125,000	5.50%, 5/20/2025	124,063
121,000	5.88%, 8/20/2026	121,302
125,000	Suburban Propane Partners LP 5.50%, 6/1/2024	121,875

		484,110

	Health Care Equipment & Supplies — 0.4%
	Mallinckrodt International Finance SA
125,000	4.88%, 4/15/2020 (a)	120,937
162,000	5.75%, 8/1/2022 (a)	143,370
126,000	5.63%, 10/15/2023 (a)	105,368
93,000	Teleflex, Inc. 4.63%, 11/15/2027	90,675

		460,350

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — 5.3%
106,000	Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	108,751
	Centene Corp.
258,000	5.63%, 2/15/2021	264,128
192,000	6.13%, 2/15/2024	201,600
225,000	4.75%, 1/15/2025	223,734
	DaVita, Inc.
229,000	5.75%, 8/15/2022	235,727
336,000	5.13%, 7/15/2024	333,690
275,000	5.00%, 5/1/2025	269,500
224,000	Encompass Health Corp. 5.75%, 11/1/2024	227,080
	Envision Healthcare Corp.
132,000	5.13%, 7/1/2022 (a)	132,990
210,000	5.63%, 7/15/2022	214,200
102,000	6.25%, 12/1/2024 (a)	107,355
	HCA, Inc.
562,000	6.50%, 2/15/2020	591,505
371,000	5.00%, 3/15/2024	377,956
489,000	5.38%, 2/1/2025	497,103
45,000	5.50%, 6/15/2047	44,437
	LifePoint Health, Inc.
194,000	5.50%, 12/1/2021	195,455
75,000	5.88%, 12/1/2023	75,187
69,000	5.38%, 5/1/2024	67,448
113,000	Molina Healthcare, Inc. 5.38%, 11/15/2022	112,435
	Tenet Healthcare Corp.
346,000	6.00%, 10/1/2020	359,840
530,000	4.63%, 7/15/2024 (a)	507,144
249,000	5.13%, 5/1/2025 (a)	241,530
221,000	WellCare Health Plans, Inc. 5.25%, 4/1/2025	223,678

		5,612,473

	Health Care Technology — 0.3%
	Quintiles IMS, Inc.
139,000	4.88%, 5/15/2023 (a)	142,823
200,000	5.00%, 10/15/2026 (a)	200,600

		343,423

	Hotels, Restaurants & Leisure — 5.6%
	1011778 BC ULC (Canada)
232,000	4.63%, 1/15/2022 (a)	233,450
278,000	4.25%, 5/15/2024 (a)	265,490
547,000	5.00%, 10/15/2025 (a)	532,983
	Boyd Gaming Corp.
134,000	6.88%, 5/15/2023	141,370
132,000	6.38%, 4/1/2026	138,765

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Hotels, Restaurants & Leisure — continued
321,000	Caesars Resort Collection LLC 5.25%, 10/15/2025 (a)	313,777
150,000	Eldorado Resorts, Inc. 6.00%, 4/1/2025	154,500
	GLP Capital LP
191,000	4.88%, 11/1/2020	195,775
93,000	5.38%, 11/1/2023	96,952
186,000	5.38%, 4/15/2026	192,278
125,000	Hilton Domestic Operating Co., Inc. 4.25%, 9/1/2024	122,812
	Hilton Worldwide Finance LLC
152,000	4.63%, 4/1/2025	152,570
110,000	4.88%, 4/1/2027	110,000
	International Game Technology plc
200,000	5.63%, 2/15/2020 (a)	206,000
400,000	6.25%, 2/15/2022 (a)	421,500
200,000	6.50%, 2/15/2025 (a)	214,500
	KFC Holding Co.
178,000	5.00%, 6/1/2024 (a)	179,780
203,000	5.25%, 6/1/2026 (a)	205,537
131,000	4.75%, 6/1/2027 (a)	128,053
	MGM Resorts International
233,000	6.63%, 12/15/2021	251,768
195,000	7.75%, 3/15/2022	217,425
230,000	6.00%, 3/15/2023	244,663
26,000	NCL Corp. Ltd. 4.75%, 12/15/2021 (a)	26,552
	Sabre GLBL, Inc.
90,000	5.38%, 4/15/2023 (a)	90,675
75,000	5.25%, 11/15/2023 (a)	75,563
153,000	Scientific Games International, Inc. 7.00%, 1/1/2022 (a)	161,033
	Six Flags Entertainment Corp.
169,000	4.88%, 7/31/2024 (a)	168,593
70,000	5.50%, 4/15/2027 (a)	70,262
	Wynn Las Vegas LLC
75,000	4.25%, 5/30/2023 (a)	75,563
339,000	5.50%, 3/1/2025 (a)	343,661
158,000	5.25%, 5/15/2027 (a)	155,235

		5,887,085

	Household Durables — 1.1%
	Brookfield Residential Properties, Inc. (Canada)
80,000	6.50%, 12/15/2020 (a)	81,456
71,000	6.13%, 7/1/2022 (a)	73,307
	Lennar Corp.
23,000	4.50%, 11/15/2019	23,374

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Household Durables — continued
109,000	4.13%, 1/15/2022	107,910
27,000	4.75%, 11/15/2022	27,135
100,000	4.50%, 4/30/2024	99,250
149,000	4.75%, 11/29/2027 (a)	144,157
93,000	MDC Holdings, Inc. 6.00%, 1/15/2043	88,350
	PulteGroup, Inc.
123,000	4.25%, 3/1/2021	125,152
113,000	5.50%, 3/1/2026	114,413
105,000	5.00%, 1/15/2027	104,344
103,000	Taylor Morrison Communities, Inc. 5.25%, 4/15/2021 (a)	104,030
105,000	Tempur Sealy International, Inc. 5.50%, 6/15/2026	103,163

		1,196,041

	Household Products — 0.4%
126,000	HRG Group, Inc. 7.75%, 1/15/2022	131,434
	Spectrum Brands, Inc.
50,000	6.63%, 11/15/2022	51,687
186,000	5.75%, 7/15/2025	191,580

		374,701

	Independent Power and Renewable Electricity Producers — 2.4%
	AES Corp.
85,000	7.38%, 7/1/2021	93,155
124,000	4.88%, 5/15/2023	125,085
131,000	5.50%, 3/15/2024	133,784
	Calpine Corp.
108,000	6.00%, 1/15/2022 (a)	111,105
232,000	5.38%, 1/15/2023	226,200
285,000	5.75%, 1/15/2025	267,187
223,000	5.25%, 6/1/2026 (a)	216,310
	Dynegy, Inc.
328,000	7.38%, 11/1/2022	345,630
229,000	7.63%, 11/1/2024	246,175
141,000	8.13%, 1/30/2026 (a)	154,395
	NRG Energy, Inc.
190,000	6.25%, 7/15/2022	196,175
184,000	7.25%, 5/15/2026	196,402
236,000	6.63%, 1/15/2027	243,670

		2,555,273

	Insurance — 0.1%
133,000	Genworth Holdings, Inc. 7.63%, 9/24/2021	130,473

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Internet & Direct Marketing Retail — 0.9%
	Netflix, Inc.
26,000	5.50%, 2/15/2022	27,040
142,000	5.88%, 2/15/2025	150,038
185,000	4.38%, 11/15/2026	177,600
298,000	4.88%, 4/15/2028 (a)	292,785
	QVC, Inc.
120,000	4.38%, 3/15/2023	119,730
110,000	4.85%, 4/1/2024	111,436
109,000	4.45%, 2/15/2025	106,928

		985,557

	Internet Software & Services — 1.0%
	VeriSign, Inc.
120,000	4.63%, 5/1/2023	120,900
93,000	5.25%, 4/1/2025	95,558
103,000	4.75%, 7/15/2027	100,425
	Zayo Group LLC
263,000	6.00%, 4/1/2023	273,191
155,000	6.38%, 5/15/2025	162,169
315,000	5.75%, 1/15/2027 (a)	316,575

		1,068,818

	IT Services — 1.4%
	First Data Corp.
658,000	7.00%, 12/1/2023 (a)	691,722
360,000	5.00%, 1/15/2024 (a)	362,250
425,000	5.75%, 1/15/2024 (a)	432,438

		1,486,410

	Leisure Products — 0.3%
	Mattel, Inc.
93,000	2.35%, 5/6/2019	91,721
193,000	6.75%, 12/31/2025 (a)	196,378

		288,099

	Machinery — 0.7%
	CNH Industrial NV (United Kingdom)
100,000	4.50%, 8/15/2023	102,004
86,000	3.85%, 11/15/2027	83,368
	Novelis Corp.
217,000	6.25%, 8/15/2024 (a)	221,882
274,000	5.88%, 9/30/2026 (a)	276,055

		683,309

	Media — 10.7%
	Altice Financing SA (Luxembourg)
400,000	6.63%, 2/15/2023 (a)	399,500
650,000	7.50%, 5/15/2026 (a)	654,875

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Media — continued
	Altice Luxembourg SA (Luxembourg)
200,000	7.75%, 5/15/2022 (a)	186,500
200,000	7.63%, 2/15/2025 (a)	176,000
	Altice US Finance I Corp.
200,000	5.38%, 7/15/2023 (a)	203,250
400,000	5.50%, 5/15/2026 (a)	396,000
	AMC Entertainment Holdings, Inc.
110,000	5.75%, 6/15/2025	106,975
95,000	5.88%, 11/15/2026	91,912
	AMC Networks, Inc.
109,000	4.75%, 12/15/2022	109,817
171,000	5.00%, 4/1/2024	171,427
150,000	4.75%, 8/1/2025	145,313
194,000	Cequel Communications Holdings I LLC 6.38%, 9/15/2020 (a)	195,940
131,000	5.13%, 12/15/2021 (a)	130,509
200,000	7.75%, 7/15/2025 (a)	213,000
120,000	Cinemark USA, Inc. 4.88%, 6/1/2023	119,250
	Clear Channel Worldwide Holdings, Inc.
309,000	Series B, 7.63%, 3/15/2020	308,614
103,000	Series A, 6.50%, 11/15/2022	105,626
315,000	Series B, 6.50%, 11/15/2022	323,663
	CSC Holdings LLC
400,000	10.13%, 1/15/2023 (a)	446,040
367,000	10.88%, 10/15/2025 (a)	433,060
400,000	5.50%, 4/15/2027 (a)	394,000
	DISH DBS Corp.
374,000	6.75%, 6/1/2021	384,285
380,000	5.88%, 7/15/2022	370,500
372,000	5.88%, 11/15/2024	347,820
	Gray Television, Inc.
88,000	5.13%, 10/15/2024 (a)	86,240
120,000	5.88%, 7/15/2026 (a)	118,950
	Lamar Media Corp.
56,000	5.88%, 2/1/2022	57,171
100,000	5.00%, 5/1/2023	102,000
97,000	5.38%, 1/15/2024	99,996
158,000	Nexstar Broadcasting, Inc. 5.63%, 8/1/2024 (a)	158,790
	Outfront Media Capital LLC
101,000	5.25%, 2/15/2022	103,146
80,000	5.63%, 2/15/2024	80,900
149,000	Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	154,588
148,000	Regal Entertainment Group 5.75%, 3/15/2022	152,070

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Media — continued
	Sinclair Television Group, Inc.
105,000	5.38%, 4/1/2021	106,313
80,000	6.13%, 10/1/2022	82,500
80,000	5.63%, 8/1/2024 (a)	81,200
	Sirius XM Radio, Inc.
191,000	3.88%, 8/1/2022 (a)	187,180
294,000	6.00%, 7/15/2024 (a)	307,965
36,000	5.38%, 4/15/2025 (a)	36,585
274,000	5.00%, 8/1/2027 (a)	266,383
	TEGNA, Inc.
111,000	5.13%, 7/15/2020	112,387
116,000	6.38%, 10/15/2023	120,930
200,000	Telenet Finance Luxembourg Notes SARL (Belgium) 5.50%, 3/1/2028 (a)	193,000
206,000	Tribune Media Co. 5.88%, 7/15/2022	210,120
200,000	Unitymedia GmbH (Germany) 6.13%, 1/15/2025 (a)	209,740
200,000	Unitymedia Hessen GmbH & Co. KG (Germany) 5.00%, 1/15/2025 (a)	203,500
200,000	UPC Holding BV (Netherlands) 5.50%, 1/15/2028 (a)	188,000
400,000	UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (a)	396,248
	Viacom, Inc.
103,000	(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 2/28/2057 (c)	103,927
103,000	(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (c)	105,853
	Videotron Ltd. (Canada)
154,000	5.00%, 7/15/2022	158,620
105,000	5.13%, 4/15/2027 (a)	105,932
150,000	Ziggo Bond Finance BV (Netherlands) 6.00%, 1/15/2027 (a)	142,125
450,000	Ziggo Secured Finance BV (Netherlands) 5.50%, 1/15/2027 (a)	431,438

		11,277,673

	Metals & Mining — 4.2%
	Alcoa Nederland Holding BV
200,000	6.75%, 9/30/2024 (a)	214,500
200,000	7.00%, 9/30/2026 (a)	216,000
	Allegheny Technologies, Inc.
96,000	5.95%, 1/15/2021	97,800
75,000	7.87%, 8/15/2023	81,562
	ArcelorMittal (Luxembourg)
129,000	5.75%, 3/1/2021	135,450
107,000	6.50%, 2/25/2022	116,362

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Metals & Mining — continued
210,000	7.25%, 10/15/2039	259,287
106,000	7.00%, 3/1/2041	128,801
202,000	Cleveland-Cliffs, Inc. 5.75%, 3/1/2025 (a)	196,066
	Constellium NV (Netherlands)
250,000	6.63%, 3/1/2025 (a)	258,750
250,000	5.88%, 2/15/2026 (a)	252,500
	FMG Resources August 2006 Pty. Ltd. (Australia)
132,000	4.75%, 5/15/2022 (a)	131,901
125,000	5.13%, 5/15/2024 (a)	124,649
	Freeport-McMoRan, Inc.
354,000	3.55%, 3/1/2022	344,371
361,000	3.88%, 3/15/2023	350,170
349,000	5.45%, 3/15/2043	335,040
110,000	Hudbay Minerals, Inc. (Canada) 7.63%, 1/15/2025 (a)	119,625
	Kinross Gold Corp. (Canada)
70,000	5.13%, 9/1/2021	72,275
95,000	4.50%, 7/15/2027 (a)	92,150
	Steel Dynamics, Inc.
113,000	5.13%, 10/1/2021	114,413
94,000	5.50%, 10/1/2024	97,290
	Teck Resources Ltd. (Canada)
119,000	4.75%, 1/15/2022	120,785
116,000	3.75%, 2/1/2023	113,390
140,000	6.25%, 7/15/2041	155,050
	United States Steel Corp.
147,000	8.38%, 7/1/2021 (a)	157,658
131,000	6.88%, 8/15/2025	137,550

		4,423,395

	Mortgage Real Estate Investment Trusts (REITs) — 0.2%
	Starwood Property Trust, Inc.
116,000	5.00%, 12/15/2021	118,610
86,000	4.75%, 3/15/2025 (a)	83,420

		202,030

	Multiline Retail — 0.6%
	Dollar Tree, Inc.
130,000	5.25%, 3/1/2020	131,625
471,000	5.75%, 3/1/2023	489,840

		621,465

	Oil, Gas & Consumable Fuels — 11.7%
	Antero Resources Corp.
171,000	5.38%, 11/1/2021	174,847

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Oil, Gas & Consumable Fuels — continued
210,000	5.13%, 12/1/2022	211,838
133,000	5.63%, 6/1/2023	136,325
	Carrizo Oil & Gas, Inc.
72,000	7.50%, 9/15/2020	73,440
106,000	6.25%, 4/15/2023	106,265
315,000	Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/2024	352,485
275,000	5.88%, 3/31/2025	290,812
447,000	5.13%, 6/30/2027	452,029
275,000	Cheniere Energy Partners LP 5.25%, 10/1/2025 (a)	277,750
261,000	Chesapeake Energy Corp. 8.00%, 12/15/2022 (a)	277,639
	CNX Resources Corp.
315,000	5.88%, 4/15/2022	316,772
95,000	8.00%, 4/1/2023	100,581
	Continental Resources, Inc.
373,000	5.00%, 9/15/2022	378,595
275,000	4.50%, 4/15/2023	278,437
142,000	3.80%, 6/1/2024	137,918
232,000	4.38%, 1/15/2028 (a)	225,475
	Crestwood Midstream Partners LP
119,000	6.25%, 4/1/2023	122,570
90,000	5.75%, 4/1/2025	91,125
86,000	DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.38%, 12/15/2022 (b) (c)	86,860
	DCP Midstream Operating LP
110,000	5.35%, 3/15/2020 (a)	112,750
65,000	3.88%, 3/15/2023	63,375
95,000	(ICE LIBOR USD 3 Month + 3.85%), 5.85%, 5/21/2043 (a) (c)	90,012
	Diamondback Energy, Inc.
94,000	4.75%, 11/1/2024	92,825
94,000	5.38%, 5/31/2025	94,000
	Enbridge, Inc. (Canada)
128,000	Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (c)	129,280
172,000	(ICE LIBOR USD 3 Month + 3.42%), 5.50%, 7/15/2077 (c)	166,021
	Energy Transfer Equity LP
223,000	7.50%, 10/15/2020	241,955
188,000	4.25%, 3/15/2023	184,417
225,000	5.88%, 1/15/2024	238,500
58,000	5.50%, 6/1/2027	60,030

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Energy Transfer Partners LP
158,000	Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (b) (c)	153,201
92,000	Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.62%, 2/15/2028 (b) (c)	88,435
	Genesis Energy LP
120,000	6.75%, 8/1/2022	123,570
120,000	6.50%, 10/1/2025	119,700
	Gulfport Energy Corp.
118,000	6.00%, 10/15/2024	115,935
95,000	6.38%, 5/15/2025	93,694
	MEG Energy Corp. (Canada)
60,000	6.38%, 1/30/2023 (a)	51,450
100,000	7.00%, 3/31/2024 (a)	85,250
70,000	6.50%, 1/15/2025 (a)	68,687
	Murphy Oil Corp.
10,000	4.00%, 6/1/2022	9,750
95,000	4.45%, 12/1/2022	93,812
91,000	6.88%, 8/15/2024	95,676
91,000	5.75%, 8/15/2025	90,545
	Newfield Exploration Co.
132,000	5.75%, 1/30/2022	139,260
171,000	5.63%, 7/1/2024	179,977
121,000	5.38%, 1/1/2026	124,933
125,000	NGL Energy Partners LP 7.50%, 11/1/2023	125,625
85,000	NuStar Logistics LP 5.63%, 4/28/2027	84,150
176,000	Oasis Petroleum, Inc. 6.88%, 3/15/2022	180,290
	Parsley Energy LLC
118,000	5.38%, 1/15/2025 (a)	116,820
113,000	5.63%, 10/15/2027 (a)	112,082
160,000	PBF Holding Co. LLC 7.25%, 6/15/2025	165,600
107,000	PDC Energy, Inc. 5.75%, 5/15/2026 (a)	105,630
	Peabody Energy Corp.
94,000	6.00%, 3/31/2022 (a)	96,350
80,000	6.38%, 3/31/2025 (a)	83,400
	QEP Resources, Inc.
86,000	5.38%, 10/1/2022	87,290
118,000	5.25%, 5/1/2023	117,115
70,000	5.63%, 3/1/2026	68,863
	Range Resources Corp.
107,000	5.00%, 8/15/2022	105,395
140,000	5.00%, 3/15/2023	136,850
120,000	4.88%, 5/15/2025	114,975
123,000	RSP Permian, Inc. 6.63%, 10/1/2022	128,228

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Oil, Gas & Consumable Fuels — continued
186,000	Seven Generations Energy Ltd. (Canada) 5.38%, 9/30/2025 (a)	181,815
	SM Energy Co.
105,000	6.13%, 11/15/2022	106,050
70,000	5.63%, 6/1/2025	66,500
110,000	6.75%, 9/15/2026	110,550
	Southwestern Energy Co.
170,000	4.10%, 3/15/2022	159,375
196,000	6.70%, 1/23/2025	192,080
154,000	7.50%, 4/1/2026	155,540
	Tallgrass Energy Partners LP
132,000	5.50%, 9/15/2024 (a)	135,957
93,000	5.50%, 1/15/2028 (a)	93,465
	Targa Resources Partners LP
120,000	4.13%, 11/15/2019	120,900
95,000	4.25%, 11/15/2023	92,625
35,000	6.75%, 3/15/2024	37,144
130,000	5.00%, 1/15/2028 (a)	126,262
	TerraForm Power Operating LLC
75,000	4.25%, 1/31/2023 (a)	73,500
113,000	5.00%, 1/31/2028 (a)	109,361
	Ultra Resources, Inc.
130,000	6.88%, 4/15/2022 (a)	117,000
109,000	7.13%, 4/15/2025 (a)	97,555
	Whiting Petroleum Corp.
162,000	5.75%, 3/15/2021	165,645
176,000	6.63%, 1/15/2026 (a)	178,420
	Williams Cos., Inc. (The)
145,000	3.70%, 1/15/2023	140,831
233,000	4.55%, 6/24/2024	234,748
110,000	5.75%, 6/24/2044	116,875
	WPX Energy, Inc.
210,000	6.00%, 1/15/2022	217,875
95,000	8.25%, 8/1/2023	107,588
103,000	5.25%, 9/15/2024	103,000

		12,268,127

	Personal Products — 0.2%
	Edgewell Personal Care Co.
109,000	4.70%, 5/19/2021	109,545
70,000	4.70%, 5/24/2022	70,175

		179,720

	Pharmaceuticals — 0.9%
	Valeant Pharmaceuticals International, Inc.
230,000	6.50%, 3/15/2022 (a)	239,200

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Pharmaceuticals — continued
374,000	7.00%, 3/15/2024 (a)	394,102
327,000	5.50%, 11/1/2025 (a)	323,526

		956,828

	Real Estate Management & Development — 0.4%
193,000	Howard Hughes Corp. (The) 5.38%, 3/15/2025 (a)	190,346
71,000	Kennedy-Wilson, Inc. 5.88%, 4/1/2024 (a)	70,822
	Realogy Group LLC
101,000	5.25%, 12/1/2021 (a)	102,263
90,000	4.88%, 6/1/2023 (a)	87,075

		450,506

	Road & Rail — 1.9%
	Ashtead Capital, Inc. (United Kingdom)
200,000	5.63%, 10/1/2024 (a)	208,500
200,000	4.13%, 8/15/2025 (a)	195,750
200,000	4.38%, 8/15/2027 (a)	193,000
110,000	Avis Budget Car Rental LLC 5.50%, 4/1/2023	109,175
	Herc Rentals, Inc.
44,000	7.50%, 6/1/2022 (a)	47,080
44,000	7.75%, 6/1/2024 (a)	47,947
	Hertz Corp. (The)
110,000	5.88%, 10/15/2020	108,900
232,000	7.63%, 6/1/2022 (a)	238,960
142,000	5.50%, 10/15/2024 (a)	123,185
	Park Aerospace Holdings Ltd. (Ireland)
320,000	5.25%, 8/15/2022 (a)	320,400
158,000	4.50%, 3/15/2023 (a)	152,470
231,000	5.50%, 2/15/2024 (a)	232,155

		1,977,522

	Semiconductors & Semiconductor Equipment — 1.2%
	Micron Technology, Inc.
103,000	5.25%, 1/15/2024 (a)	105,575
99,000	5.50%, 2/1/2025	102,713
	NXP BV (Netherlands)
400,000	4.13%, 6/1/2021 (a)	407,080
200,000	3.88%, 9/1/2022 (a)	200,500
200,000	4.63%, 6/1/2023 (a)	206,060
	Sensata Technologies UK Financing Co. plc
200,000	6.25%, 2/15/2026 (a)	212,000

		1,233,928

	Software — 1.0%
	CDK Global, Inc.
81,000	5.00%, 10/15/2024	82,013
130,000	4.88%, 6/1/2027 (a)	128,986

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Software — continued
	Change Healthcare Holdings LLC
138,000	5.75%, 3/1/2025 (a)	138,000
	Nuance Communications, Inc.
60,000	5.63%, 12/15/2026	60,750
	Open Text Corp. (Canada)
144,000	5.63%, 1/15/2023 (a)	149,940
155,000	5.88%, 6/1/2026 (a)	161,200
	Symantec Corp.
131,000	4.20%, 9/15/2020	133,494
208,000	5.00%, 4/15/2025 (a)	212,181

		1,066,564

	Specialty Retail — 0.9%
237,000	Beacon Escrow Corp. 4.88%, 11/1/2025 (a)	231,146
	L Brands, Inc.
171,000	6.63%, 4/1/2021	182,490
193,000	5.63%, 2/15/2022	200,720
90,000	5.25%, 2/1/2028	86,625
192,000	6.88%, 11/1/2035	191,702
70,000	Penske Automotive Group, Inc. 5.50%, 5/15/2026	69,825
26,000	Sally Holdings LLC 5.63%, 12/1/2025	26,130

		988,638

	Technology Hardware, Storage & Peripherals — 0.8%
	EMC Corp.
372,000	2.65%, 6/1/2020	361,896
177,000	3.38%, 6/1/2023	163,029
	NCR Corp.
93,000	4.63%, 2/15/2021	92,302
110,000	5.00%, 7/15/2022	110,275
113,000	6.38%, 12/15/2023	117,520

		845,022

	Textiles, Apparel & Luxury Goods — 0.3%
	Hanesbrands, Inc.
153,000	4.63%, 5/15/2024 (a)	151,470
158,000	4.88%, 5/15/2026 (a)	155,235

		306,705

	Thrifts & Mortgage Finance — 0.1%
	Ladder Capital Finance Holdings LLLP
94,000	5.25%, 3/15/2022 (a)	94,705

	Trading Companies & Distributors — 1.2%
	Aircastle Ltd.
91,000	5.50%, 2/15/2022	94,640

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Trading Companies & Distributors — continued
94,000	5.00%, 4/1/2023	96,927
69,000	4.13%, 5/1/2024	68,051
192,000	HD Supply, Inc. 5.75%, 4/15/2024 (a)	201,360
	United Rentals North America, Inc.
136,000	4.63%, 7/15/2023	139,060
169,000	5.88%, 9/15/2026	177,535
170,000	5.50%, 5/15/2027	173,995
316,000	4.88%, 1/15/2028	308,100

		1,259,668

	Wireless Telecommunication Services — 4.1%
	C&W Senior Financing DAC (Ireland)
200,000	6.88%, 9/15/2027 (a)	206,500
	Hughes Satellite Systems Corp.
169,000	6.50%, 6/15/2019	174,704
153,000	7.63%, 6/15/2021	164,666
80,000	6.63%, 8/1/2026	81,824
131,000	5.25%, 8/1/2026	127,725
	Inmarsat Finance plc (United Kingdom)
200,000	4.88%, 5/15/2022 (a)	198,060
	Millicom International Cellular SA (Colombia)
200,000	6.00%, 3/15/2025 (a)	210,250
200,000	5.13%, 1/15/2028 (a)	194,250
	SoftBank Group Corp. (Japan)
625,000	4.50%, 4/15/2020 (a)	630,468
	Sprint Corp.
792,000	7.88%, 9/15/2023	819,720
469,000	7.13%, 6/15/2024	461,672
	T-Mobile USA, Inc.
327,000	6.63%, 4/1/2023	338,576
319,000	6.38%, 3/1/2025	336,545
382,000	6.50%, 1/15/2026	409,695

		4,354,655

	Total Corporate Bonds (Cost $103,439,330)	101,285,716

SHARES	INVESTMENTS	VALUE($)
Short-term Investments — 2.2%
	Investment Companies — 2.2%
2,316,266	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.25% (e) (f) (Cost $2,316,266)	2,316,266

	Total Investments — 98.5% (Cost $105,755,596)	103,601,982
	Other Assets Less Liabilities — 1.5%	1,589,326

	NET ASSETS — 100.0%	$105,191,308

Percentages indicated are based on net assets.

Abbreviations
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
OYJ	— Public Limited Company
USD	— United States Dollar

(a)

—  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)	— Perpetual security. The rate reflected was the rate in effect on February 28, 2018. The maturity date reflects the next call date.
(c)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of February 28, 2018.
(d)	— Represents less than 0.05% of net assets.
(e)	— Affiliated company as defined under the Investment Company Act of 1940.
(f)	— The rate shown was the current yield as of February 28, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — 64.4%
	Argentina — 0.4%
130,000	Pampa Energia SA 7.38%, 7/21/2023 (a)	137,761
	YPF SA
340,000	8.50%, 3/23/2021 (b)	371,518
120,000	6.95%, 7/21/2027 (a)	120,786

		630,065

	Australia — 0.4%
200,000	Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (c) (d)	218,750
100,000	BHP Billiton Finance Ltd. (GBP Swap 5 Year + 4.82%), 6.50%, 10/22/2077 (b) (d)	159,902
125,000	Origin Energy Finance Ltd. (EUR Swap Annual 5 Year + 3.67%), 4.00%, 9/16/2074 (b) (d)	159,744

		538,396

	Bahrain — 0.1%
200,000	Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (b)	198,000

	Belgium — 0.5%
	Anheuser-Busch InBev Finance, Inc.
245,000	3.65%, 2/1/2026	242,791
20,000	4.70%, 2/1/2036	21,017
335,000	4.90%, 2/1/2046	357,174
100,000	Solvay Finance SA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (b) (c) (d)	142,635

		763,617

	Brazil — 1.6%
200,000	Banco do Brasil SA (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.40%), 6.25%, 4/15/2024 (b) (c) (d)	182,240
400,000	Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (a)	432,600
200,000	CSN Resources SA 6.50%, 7/21/2020 (b)	197,210
200,000	Itau Unibanco Holding SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.98%), 6.13%, 12/12/2022 (a) (c) (d)	201,500
	JBS USA LUX SA
200,000	7.25%, 6/1/2021 (a)	202,500
36,000	6.75%, 2/15/2028 (a)	35,647

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Brazil — continued
200,000	JSL Europe SA 7.75%, 7/26/2024 (b)	204,250
200,000	Minerva Luxembourg SA 6.50%, 9/20/2026 (b)	197,750
	Petrobras Global Finance BV
90,000	8.75%, 5/23/2026	105,183
20,000	7.38%, 1/17/2027	21,630
227,000	6.00%, 1/27/2028 (a)	223,595
200,000	Suzano Austria GmbH 5.75%, 7/14/2026 (b)	213,100
200,000	Votorantim Cimentos SA 7.25%, 4/5/2041 (b)	212,360

		2,429,565

	Canada — 1.3%
26,000	Athabasca Oil Corp. 9.88%, 2/24/2022 (a)	26,000
162,000	Bombardier, Inc. 8.75%, 12/1/2021 (a)	177,592
300,000	Canadian Pacific Railway Co. 3.70%, 2/1/2026	300,452
	Cenovus Energy, Inc.
83,000	6.75%, 11/15/2039	95,175
52,000	5.20%, 9/15/2043	49,997
47,000	Cott Holdings, Inc. 5.50%, 4/1/2025 (a)	46,817
170,000	Emera US Finance LP 3.55%, 6/15/2026	163,660
	Encana Corp.
100,000	6.50%, 8/15/2034	118,782
25,000	6.50%, 2/1/2038	30,374
121,000	GW Honos Security Corp. 8.75%, 5/15/2025 (a)	130,226
15,000	Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (a)	14,550
50,000	Mattamy Group Corp. 6.50%, 10/1/2025 (a)	52,250
	MEG Energy Corp.
185,000	6.38%, 1/30/2023 (a)	158,637
74,000	6.50%, 1/15/2025 (a)	72,613
	NOVA Chemicals Corp.
40,000	4.88%, 6/1/2024 (a)	39,500
30,000	5.25%, 6/1/2027 (a)	29,325
11,000	Precision Drilling Corp. 7.13%, 1/15/2026 (a)	11,096
390,000	Quebecor Media, Inc. 5.75%, 1/15/2023	404,625

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Canada — continued
24,000	Seven Generations Energy Ltd. 5.38%, 9/30/2025 (a)	23,460
69,000	Teck Resources Ltd. 6.13%, 10/1/2035	75,037

		2,020,168

	China — 0.1%
54,000	SMCP Group SAS 5.88%, 5/1/2023 (b)	70,419

	Denmark — 0.2%
200,000	Danske Bank A/S (EUR Swap Annual 5 Year + 5.47%), 5.88%, 4/6/2022 (b) (c) (d)	275,720

	France — 3.7%
	BPCE SA
260,000	5.15%, 7/21/2024 (a)	273,251
200,000	(EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (b) (d)	261,823
100,000	Casino Guichard Perrachon SA (EUR Swap Annual 5 Year + 3.82%), 4.87%, 1/31/2019 (b) (c) (d)	123,418
100,000	Constantin Investissement 3 SASU 5.38%, 4/15/2025 (b)	121,855
	Credit Agricole SA
300,000	(EUR Swap Annual 5 Year + 5.12%), 6.50%, 6/23/2021 (b) (c) (d)	415,681
200,000	(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (c) (d)	234,000
	Europcar Groupe SA
200,000	5.75%, 6/15/2022 (b)	253,130
100,000	4.13%, 11/15/2024 (b)	122,366
100,000	Faurecia SA 3.63%, 6/15/2023 (b)	128,000
200,000	Fnac Darty SA 3.25%, 9/30/2023 (b)	254,023
200,000	Horizon Holdings I SAS 7.25%, 8/1/2023 (b)	255,993
100,000	La Financiere Atalian SAS 4.00%, 5/15/2024 (b)	126,059
250,000	Loxam SAS 3.50%, 5/3/2023 (b)	314,168
150,000	Novafives SAS 4.50%, 6/30/2021 (b)	185,287
	Orano SA
50,000	4.38%, 11/6/2019	64,564
200,000	3.13%, 3/20/2023 (b)	250,405
250,000	Peugeot SA 2.38%, 4/14/2023 (b)	323,037
300,000	Rexel SA 2.63%, 6/15/2024 (b)	375,627

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	France — continued
	SFR Group SA
100,000	5.38%, 5/15/2022 (b)	124,554
200,000	6.00%, 5/15/2022 (a)	194,750
150,000	5.63%, 5/15/2024 (b)	185,268
200,000	Societe Generale SA (USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (c) (d)	230,500
200,000	SPIE SA 3.13%, 3/22/2024 (b)	251,949
	TOTAL SA
125,000	(EUR Swap Annual 5 Year + 1.86%), 2.25%, 2/26/2021 (b) (c) (d)	158,602
100,000	(EUR Swap Annual 5 Year + 3.78%), 3.88%, 5/18/2022 (b) (c) (d)	134,871
	Vallourec SA
100,000	6.63%, 10/15/2022 (b)	127,509
100,000	2.25%, 9/30/2024 (b)	102,659

		5,593,349

	Germany — 2.0%
100,000	Commerzbank AG 7.75%, 3/16/2021	147,298
300,000	Deutsche Bank AG 4.25%, 10/14/2021	306,045
125,000	Hapag-Lloyd AG 6.75%, 2/1/2022 (b)	160,749
225,000	IHO Verwaltungs GmbH 3.75%, 9/15/2026 (b) (e)	289,597
100,000	Kirk Beauty One GmbH 8.75%, 7/15/2023 (b)	128,654
225,000	Nidda BondCo GmbH 5.00%, 9/30/2025 (b)	271,796
100,000	Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (b)	122,238
250,000	Siemens Financieringsmaatschappij NV 2.35%, 10/15/2026 (a)	227,579
	thyssenkrupp AG
300,000	1.38%, 3/3/2022 (b)	369,294
100,000	2.50%, 2/25/2025 (b)	129,381
250,000	Unitymedia GmbH 3.75%, 1/15/2027 (b)	321,256
200,000	Unitymedia Hessen GmbH & Co. KG 4.00%, 1/15/2025 (b)	257,420
200,000	WEPA Hygieneprodukte GmbH 3.75%, 5/15/2024 (b)	249,396

		2,980,703

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Greece — 0.2%
100,000	Crystal Almond SARL 10.00%, 11/1/2021 (b)	133,639
100,000	OTE plc 3.50%, 7/9/2020 (b)	129,015

		262,654

	Guatemala — 0.1%
200,000	Comunicaciones Celulares SA 6.88%, 2/6/2024 (b)	209,500

	Hong Kong — 0.1%
200,000	WTT Investment Ltd. 5.50%, 11/21/2022 (a)	198,750

	India — 0.1%
200,000	JSW Steel Ltd. 5.25%, 4/13/2022 (b)	202,000

	Ireland — 1.3%
100,000	Allied Irish Banks plc (EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/2025 (b) (d)	131,707
	Ardagh Packaging Finance plc
200,000	4.13%, 5/15/2023 (b)	255,617
275,000	6.75%, 5/15/2024 (b)	366,114
210,000	7.25%, 5/15/2024 (a)	224,963
100,000	Bank of Ireland (EUR Swap Annual 5 Year + 3.55%), 4.25%, 6/11/2024 (b) (d)	127,547
200,000	eircom Finance DAC 4.50%, 5/31/2022 (b)	249,978
200,000	James Hardie International Finance DAC 4.75%, 1/15/2025 (a)	198,000
129,000	Park Aerospace Holdings Ltd. 5.50%, 2/15/2024 (a)	129,645
250,000	Smurfit Kappa Acquisitions ULC 2.38%, 2/1/2024 (b)	314,729

		1,998,300

	Israel — 0.1%
100,000	Teva Pharmaceutical Finance Netherlands II BV 1.13%, 10/15/2024 (b)	101,036
145,000	Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/1/2026	117,631

		218,667

	Italy — 2.0%
90,000	Autostrade per l’Italia SpA 6.25%, 6/9/2022	146,060
100,000	Buzzi Unicem SpA 2.13%, 4/28/2023 (b)	126,710

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Italy — continued
	Enel Finance International NV
200,000	2.88%, 5/25/2022 (a)	196,165
50,000	5.63%, 8/14/2024 (b)	81,931
200,000	3.50%, 4/6/2028 (a)	188,162
100,000	Enel SpA (GBP Swap 5 Year + 5.66%), 7.75%, 9/10/2075 (b) (d)	156,744
200,000	EVOCA SpA 7.00%, 10/15/2023 (b)	259,466
275,000	Intesa Sanpaolo SpA 3.88%, 7/14/2027 (a)	262,472
200,000	Leonardo SpA 4.88%, 3/24/2025	287,986
100,000	Snaitech SpA 6.38%, 11/7/2021 (b)	129,381
	Telecom Italia SpA
100,000	5.25%, 2/10/2022 (b)	142,784
100,000	3.25%, 1/16/2023 (b)	132,670
225,000	3.63%, 1/19/2024 (b)	302,068
225,000	3.63%, 5/25/2026 (b)	299,971
250,000	Wind Tre SpA 2.63%, 1/20/2023 (b)	277,068

		2,989,638

	Japan — 0.4%
	SoftBank Group Corp.
375,000	4.00%, 7/30/2022 (b)	488,381
125,000	3.13%, 9/19/2025 (b)	145,622

		634,003

	Kuwait — 0.3%
200,000	Kuwait Projects Co. SPC Ltd. 5.00%, 3/15/2023 (b)	205,750
270,000	4.50%, 2/23/2027 (b)	265,275

		471,025

	Luxembourg — 2.3%
200,000	Altice Financing SA 6.63%, 2/15/2023 (a)	199,750
125,000	Altice Finco SA 4.75%, 1/15/2028 (b)	137,441
	Altice Luxembourg SA
200,000	7.25%, 5/15/2022 (b)	235,267
200,000	7.75%, 5/15/2022 (a)	186,500
200,000	6.25%, 2/15/2025 (b)	227,603
	ArcelorMittal
225,000	3.13%, 1/14/2022 (b)	297,866
112,000	6.50%, 2/25/2022	121,800
100,000	Auris Luxembourg II SA 8.00%, 1/15/2023 (b)	127,307

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Luxembourg — continued
150,000	Galapagos SA 5.38%, 6/15/2021 (b)	178,396
100,000	INEOS Finance plc 4.00%, 5/1/2023 (b)	125,045
100,000	INEOS Group Holdings SA 5.38%, 8/1/2024 (b)	128,833
	Intelsat Jackson Holdings SA
176,000	7.25%, 10/15/2020	163,900
62,000	7.50%, 4/1/2021	56,304
158,000	8.00%, 2/15/2024 (a)	165,900
17,000	9.75%, 7/15/2025 (a)	16,150
200,000	Matterhorn Telecom Holding SA 4.88%, 5/1/2023 (b)	246,464
250,000	SES SA (EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022 (b) (c) (d)	322,999
200,000	SIG Combibloc Holdings SCA 7.75%, 2/15/2023 (b)	253,157
200,000	Telenet Finance VI Luxembourg SCA 4.88%, 7/15/2027 (b)	263,733

		3,454,415

	Mexico — 1.0%
200,000	Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (a) (c) (d)	207,840
200,000	BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (a) (d)	194,080
200,000	Cemex SAB de CV 7.75%, 4/16/2026 (a)	222,100
200,000	Nemak SAB de CV 4.75%, 1/23/2025 (a)	198,250
	Petroleos Mexicanos
230,000	6.88%, 8/4/2026	252,710
60,000	6.50%, 3/13/2027 (a)	64,032
280,000	6.75%, 9/21/2047 (a)	283,864
120,000	6.35%, 2/12/2048 (a)	116,772

		1,539,648

	Netherlands — 1.7%
	ABN AMRO Bank NV
200,000	(EUR Swap Annual 5 Year + 5.45%), 5.75%, 9/22/2020 (b) (c) (d)	267,790
200,000	4.75%, 7/28/2025 (a)	205,825

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Netherlands — continued
	AerCap Ireland Capital DAC
480,000	4.63%, 7/1/2022	498,069
180,000	3.65%, 7/21/2027	169,245
100,000	Constellium NV 4.25%, 2/15/2026 (b)	123,403
	ING Groep NV
200,000	(USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (b) (c) (d)	212,977
100,000	(EUR Swap Annual 5 Year + 2.85%), 3.00%, 4/11/2028 (d)	132,613
35,000	Shell International Finance BV 4.13%, 5/11/2035	36,101
300,000	UPCB Finance IV Ltd. 4.00%, 1/15/2027 (b)	380,523
300,000	Ziggo Bond Finance BV 4.63%, 1/15/2025 (b)	371,446
100,000	Ziggo Secured Finance BV 4.25%, 1/15/2027 (b)	123,071

		2,521,063

	Peru — 0.2%
200,000	Nexa Resources SA 5.38%, 5/4/2027 (b)	205,150
140,000	Southern Copper Corp. 5.88%, 4/23/2045	160,125

		365,275

	Portugal — 0.3%
100,000	EDP — Energias de Portugal SA (EUR Swap Annual 5 Year + 5.04%), 5.38%, 9/16/2075 (b) (d)	134,968
200,000	EDP Finance BV 2.38%, 3/23/2023 (b)	263,627

		398,595

	Qatar — 0.2%
200,000	ABQ Finance Ltd. 3.50%, 2/22/2022 (b)	194,250
81,425	Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (b)	83,461

		277,711

	South Korea — 0.1%
200,000	Woori Bank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%, 5/16/2022 (b) (c) (d)	200,750

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Spain — 1.8%
200,000	Banco Bilbao Vizcaya Argentaria SA (EUR Swap Annual 5 Year + 9.18%), 8.88%, 4/14/2021 (b) (c) (d)	292,116
100,000	Bankia SA (EUR Swap Annual 5 Year + 3.35%), 3.38%, 3/15/2027 (b) (d)	129,370
100,000	Bankinter SA (EUR Swap Annual 5 Year + 2.40%), 2.50%, 4/6/2027 (b) (d)	125,494
	CaixaBank SA
200,000	(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (b) (c) (d)	282,735
100,000	(EUR Swap Annual 5 Year + 3.35%), 3.50%, 2/15/2027 (b) (d)	130,169
100,000	Cellnex Telecom SA 2.88%, 4/18/2025 (b)	125,278
150,000	Cirsa Funding Luxembourg SA 5.75%, 5/15/2021 (b)	189,268
97,701	eDreams ODIGEO SA 8.50%, 8/1/2021 (b)	127,241
	Repsol International Finance BV
100,000	(EUR Swap Annual 6 Year + 3.56%), 3.88%, 3/25/2021 (b) (c) (d)	130,693
200,000	(EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (b) (d)	269,419
	Telefonica Europe BV
300,000	(EUR Swap Annual 6 Year + 3.80%), 5.00%, 3/31/2020 (b) (c) (d)	394,109
400,000	(EUR Swap Annual 5 Year + 3.86%), 3.75%, 3/15/2022 (b) (c) (d)	513,864

		2,709,756

	Sweden — 0.5%
100,000	Skandinaviska Enskilda Banken AB (EUR Swap Annual 5 Year + 1.45%), 2.50%, 5/28/2026 (b) (d)	129,198
125,000	Telefonaktiebolaget LM Ericsson 1.88%, 3/1/2024 (b)	146,934
180,000	Verisure Holding AB 6.00%, 11/1/2022 (b)	231,990
100,000	Verisure Midholding AB 5.75%, 12/1/2023 (b)	121,859
100,000	Volvo Car AB 3.25%, 5/18/2021 (b)	131,435

		761,416

	Switzerland — 0.9%
	Credit Suisse Group AG
250,000	(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (a) (c) (d)	277,450
250,000	4.28%, 1/9/2028 (a)	251,012

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Switzerland — continued
100,000	Dufry One BV 2.50%, 10/15/2024 (b)	123,843
100,000	Glencore Finance Europe Ltd. 6.00%, 4/3/2022 (b)	157,353
400,000	UBS Group AG (EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (b) (c) (d)	548,334

		1,357,992

	United Arab Emirates — 0.0% (f)
30,000	Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (a)	30,225

	United Kingdom — 4.0%
	BAT Capital Corp.
450,000	3.56%, 8/15/2027 (a)	430,176
315,000	4.39%, 8/15/2037 (a)	309,572
	BP Capital Markets plc
240,000	3.81%, 2/10/2024	245,874
30,000	3.59%, 4/14/2027	29,859
125,000	CNH Industrial Finance Europe SA 2.88%, 5/17/2023 (b)	166,024
100,000	Fiat Chrysler Automobiles NV 3.75%, 3/29/2024 (b)	132,675
100,000	Fiat Chrysler Finance Europe SA 4.75%, 7/15/2022 (b)	137,326
	HSBC Holdings plc
480,000	3.40%, 3/8/2021	483,275
200,000	(USD ICE Swap Rate 5 Year + 4.37%), 6.38%, 3/30/2025 (c) (d)	210,750
200,000	(USD ICE Swap Rate 5 Year + 3.75%), 6.00%, 5/22/2027 (c) (d)	203,250
225,000	Iceland Bondco plc 4.63%, 3/15/2025 (a)	286,324
100,000	Jaguar Land Rover Automotive plc 3.88%, 3/1/2023 (b)	140,809
200,000	Lloyds Banking Group plc 4.58%, 12/10/2025	202,394
100,000	NGG Finance plc (EUR Swap Annual 7 Year + 2.88%), 4.25%, 6/18/2076 (b) (d)	131,901
	Noble Holding International Ltd.
7,000	7.75%, 1/15/2024	6,370
45,000	7.88%, 2/1/2026 (a)	45,225
100,000	Nomad Foods Bondco plc 3.25%, 5/15/2024 (b)	124,044
35,000	Reynolds American, Inc. 4.45%, 6/12/2025	36,032

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	United Kingdom — continued
252,000	Royal Bank of Scotland Group plc 6.10%, 6/10/2023	269,160
400,000	Santander UK Group Holdings plc 3.57%, 1/10/2023	396,819
200,000	Sky plc 1.50%, 9/15/2021 (b)	253,999
200,000	Standard Chartered plc (USD Swap Semi 5 Year + 5.72%), 7.75%, 4/2/2023 (a) (c) (d)	217,250
100,000	Standard Life Aberdeen plc (U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.85%), 5.50%, 12/4/2042 (b) (d)	154,127
200,000	Synlab Unsecured Bondco plc 8.25%, 7/1/2023 (b)	261,346
	Tesco Corporate Treasury Services plc
250,000	2.13%, 11/12/2020 (b)	317,865
300,000	2.50%, 7/1/2024 (b)	385,515
92,000	TI Group Automotive Systems LLC 8.75%, 7/15/2023 (a)	97,520
200,000	Virgin Media Finance plc 4.50%, 1/15/2025 (b)	250,661
100,000	Worldpay Finance plc 3.75%, 11/15/2022 (b)	131,654

		6,057,796

	United States — 36.5%
120,000	21st Century Fox America, Inc. 4.95%, 10/15/2045	133,817
104,000	Acadia Healthcare Co., Inc. 6.50%, 3/1/2024	107,380
120,000	ACCO Brands Corp. 5.25%, 12/15/2024 (a)	120,600
100,000	Adient Global Holdings Ltd. 3.50%, 8/15/2024 (b)	125,050
154,000	ADT Corp. (The) 4.13%, 6/15/2023	149,765
95,000	AECOM 5.88%, 10/15/2024	99,037
79,000	AES Corp. 5.50%, 4/15/2025	80,975
45,000	Air Lease Corp. 3.00%, 9/15/2023	43,771
70,000	Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (a)	66,500
25,000	AK Steel Corp. 7.00%, 3/15/2027	25,422
249,000	Albertsons Cos. LLC 6.63%, 6/15/2024	229,391
	Allergan Funding SCS
290,000	3.80%, 3/15/2025	286,162
60,000	4.85%, 6/15/2044	60,418
124,000	Alliance Data Systems Corp. 5.38%, 8/1/2022 (a)	124,465

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	United States — continued
20,000	Allison Transmission, Inc. 5.00%, 10/1/2024 (a)	20,275
	Ally Financial, Inc.
155,000	4.25%, 4/15/2021	156,356
375,000	4.63%, 5/19/2022	381,094
	Altria Group, Inc.
40,000	4.00%, 1/31/2024	41,160
15,000	4.25%, 8/9/2042	14,834
115,000	3.88%, 9/16/2046	106,090
65,000	Amazon.com, Inc. 4.05%, 8/22/2047 (a)	64,646
105,000	AMC Entertainment Holdings, Inc. 5.75%, 6/15/2025	102,112
154,000	AMC Networks, Inc. 5.00%, 4/1/2024	154,385
	American Axle & Manufacturing, Inc.
294,000	6.63%, 10/15/2022	303,922
43,000	6.50%, 4/1/2027	44,398
145,000	American International Group, Inc. 4.80%, 7/10/2045	150,811
	American Tower Corp.
180,000	REIT, 5.00%, 2/15/2024	191,964
280,000	REIT, 3.60%, 1/15/2028	265,761
	Amkor Technology, Inc.
110,000	6.63%, 6/1/2021	110,962
45,000	6.38%, 10/1/2022	46,294
80,000	AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	80,800
210,000	Anadarko Petroleum Corp. 3.45%, 7/15/2024	205,586
	Analog Devices, Inc.
15,000	3.50%, 12/5/2026	14,648
10,000	4.50%, 12/5/2036	10,324
	Andeavor Logistics LP
9,000	6.25%, 10/15/2022	9,427
85,000	6.38%, 5/1/2024	91,375
106,000	5.25%, 1/15/2025	108,788
105,000	Anixter, Inc. 5.50%, 3/1/2023	109,464
211,000	Antero Resources Corp. 5.13%, 12/1/2022	212,846
	Apple, Inc.
75,000	3.35%, 2/9/2027	73,916
480,000	2.90%, 9/12/2027	454,205
100,000	Aramark International Finance SARL 3.13%, 4/1/2025 (b)	126,757
337,000	Arconic, Inc. 5.90%, 2/1/2027	362,275

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)
Corporate Bonds — continued
	United States — continued
	AT&T, Inc.
200,000	3.90%, 3/11/2024	201,708
95,000	3.90%, 8/14/2027	94,253
20,000	5.25%, 3/1/2037	20,730
150,000	4.90%, 8/14/2037	150,316
75,000	4.30%, 12/15/2042	68,303
75,000	4.75%, 5/15/2046	71,059
29,000	5.15%, 2/14/2050	28,943
50,000	Avantor, Inc. 6.00%, 10/1/2024 (a)	50,000
175,000	Avis Budget Car Rental LLC 5.50%, 4/1/2023	173,687
100,000	Axalta Coating Systems LLC 4.25%, 8/15/2024 (b)	129,235
250,000	Ball Corp. 4.38%, 12/15/2023	344,583
	Bank of America Corp.
270,000	2.63%, 4/19/2021	266,099
810,000	(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (a) (d)	792,549
230,000	Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (c) (d)	252,425
30,000	4.25%, 10/22/2026	30,289
180,000	Series L, 4.18%, 11/25/2027	179,927
100,000	Belden, Inc. 3.38%, 7/15/2027 (b)	121,829
	Berry Global, Inc.
75,000	5.13%, 7/15/2023	76,594
13,000	4.50%, 2/15/2026 (a)	12,642
110,000	Blue Cube Spinco, Inc. 10.00%, 10/15/2025	131,175
130,000	Blue Racer Midstream LLC 6.13%, 11/15/2022 (a)	133,250
	Boyd Gaming Corp.
30,000	6.88%, 5/15/2023	31,650
64,000	6.38%, 4/1/2026	67,280
27,000	Brink’s Co. (The) 4.63%, 10/15/2027 (a)	25,582
210,000	Broadcom Corp. 3.63%, 1/15/2024	204,881
	Buckeye Partners LP
171,000	4.15%, 7/1/2023	172,183
30,000	3.95%, 12/1/2026	28,614
125,000	Burlington Northern Santa Fe LLC 4.55%, 9/1/2044	133,690
119,000	Cablevision Systems Corp. 8.00%, 4/15/2020	126,461
22,000	California Resources Corp. 8.00%, 12/15/2022 (a)	17,407

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)

	United States — continued
45,000	Callon Petroleum Co. 6.13%, 10/1/2024	45,900
87,000	Calpine Corp. 5.25%, 6/1/2026 (a)	84,390
221,000	Camelot Finance SA 7.88%, 10/15/2024 (a)	234,326
	Capital One Financial Corp.
175,000	4.20%, 10/29/2025	173,537
50,000	3.75%, 3/9/2027	48,603
180,000	3.80%, 1/31/2028	174,755
47,000	Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	47,117
	CCO Holdings LLC
74,000	5.88%, 4/1/2024 (a)	76,519
865,000	5.75%, 2/15/2026 (a)	876,894
280,000	5.13%, 5/1/2027 (a)	269,150
134,000	Centene Corp. 6.13%, 2/15/2024	140,700
	Central Garden & Pet Co.
20,000	6.13%, 11/15/2023	20,875
75,000	5.13%, 2/1/2028	73,031
140,000	CenturyLink, Inc. Series Y, 7.50%, 4/1/2024	140,700
240,000	CF Industries, Inc. 4.50%, 12/1/2026 (a)	244,242
255,000	Charter Communications Operating LLC 4.91%, 7/23/2025	262,600
	Chemours Co. (The)
40,000	6.63%, 5/15/2023	42,050
42,000	7.00%, 5/15/2025	45,255
83,000	Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	87,772
	Chesapeake Energy Corp.
73,000	8.00%, 12/15/2022 (a)	77,654
45,000	8.00%, 1/15/2025 (a)	44,437
65,000	8.00%, 6/15/2027 (a)	62,319
134,000	Cincinnati Bell, Inc. 7.00%, 7/15/2024 (a)	127,166
250,000	Cisco Systems, Inc. 2.60%, 2/28/2023	245,528
165,000	CIT Group, Inc. 5.00%, 8/15/2022	170,156
27,000	CITGO Petroleum Corp. 6.25%, 8/15/2022 (a)	27,034
	Citigroup, Inc.
100,000	(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (d)	99,272
135,000	3.88%, 3/26/2025	134,071
130,000	4.40%, 6/10/2025	133,435

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)
Corporate Bonds — continued
	United States — continued
200,000	Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (c) (d)	215,000
305,000	4.13%, 7/25/2028	302,811
90,000	Clean Harbors, Inc. 5.13%, 6/1/2021	90,562
	Clear Channel Worldwide Holdings, Inc.
172,000	Series B, 7.63%, 3/15/2020	171,785
520,000	Series B, 6.50%, 11/15/2022	534,300
32,000	Clearwater Paper Corp. 4.50%, 2/1/2023	30,800
21,000	CNX Resources Corp. 5.88%, 4/15/2022	21,118
75,000	Cogent Communications Finance, Inc. 5.63%, 4/15/2021 (a)	76,500
	Comcast Corp.
110,000	3.20%, 7/15/2036	97,201
105,000	4.60%, 8/15/2045	109,503
90,000	4.00%, 3/1/2048	84,032
80,000	Commercial Metals Co. 4.88%, 5/15/2023	81,000
280,000	CommScope Technologies LLC 6.00%, 6/15/2025 (a)	289,184
	Community Health Systems, Inc.
55,000	7.13%, 7/15/2020	46,269
33,000	5.13%, 8/1/2021	30,442
21,000	6.25%, 3/31/2023	19,110
40,000	Concho Resources, Inc. 4.88%, 10/1/2047	41,306
	Continental Resources, Inc.
85,000	5.00%, 9/15/2022	86,275
105,000	4.50%, 4/15/2023	106,312
22,000	4.90%, 6/1/2044	21,093
105,000	Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (a)	107,100
70,000	CoreCivic, Inc. REIT, 4.63%, 5/1/2023	69,650
41,000	Covanta Holding Corp. 5.88%, 7/1/2025	40,795
35,000	Crestwood Midstream Partners LP 6.25%, 4/1/2023	36,050
74,000	Crown Americas LLC 4.25%, 9/30/2026	70,115
	Crown European Holdings SA
150,000	4.00%, 7/15/2022 (b)	199,671
125,000	2.63%, 9/30/2024 (b)	154,001

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)

	United States — continued
	CSC Holdings LLC
27,000	5.25%, 6/1/2024	25,987
210,000	6.63%, 10/15/2025 (a)	220,500
11,000	CURO Financial Technologies Corp. 12.00%, 3/1/2022 (a)	12,127
82,000	CVR Partners LP 9.25%, 6/15/2023 (a)	86,920
210,000	Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (a)	224,700
145,000	Darden Restaurants, Inc. 3.85%, 5/1/2027	142,990
82,000	DaVita, Inc. 5.13%, 7/15/2024	81,436
105,000	DCP Midstream Operating LP 3.88%, 3/15/2023	102,375
	Dell International LLC
90,000	5.88%, 6/15/2021 (a)	92,025
195,000	7.13%, 6/15/2024 (a)	210,581
230,000	6.02%, 6/15/2026 (a)	246,056
9,000	Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	9,135
38,000	Diamondback Energy, Inc. 4.75%, 11/1/2024	37,525
	Discovery Communications LLC
65,000	2.95%, 3/20/2023	62,837
65,000	5.00%, 9/20/2037	64,892
	DISH DBS Corp.
157,000	5.88%, 7/15/2022	153,075
50,000	5.00%, 3/15/2023	45,937
415,000	5.88%, 11/15/2024	388,025
127,000	7.75%, 7/1/2026	125,095
65,000	DJO Finco, Inc. 8.13%, 6/15/2021 (a)	63,050
39,000	Dole Food Co., Inc. 7.25%, 6/15/2025 (a)	40,852
119,000	Dollar Tree, Inc. 5.75%, 3/1/2023	123,760
	Dynegy, Inc.
95,000	5.88%, 6/1/2023	97,375
50,000	7.63%, 11/1/2024	53,750
105,000	Encompass Health Corp. 5.75%, 9/15/2025	106,837
67,000	Endo Finance LLC 5.75%, 1/15/2022 (a)	54,772
55,000	Energizer Holdings, Inc. 5.50%, 6/15/2025 (a)	55,000
53,000	Energy Transfer Equity LP 5.88%, 1/15/2024	56,180
11,000	Ensco plc 5.20%, 3/15/2025	9,130

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)
Corporate Bonds — continued
	United States — continued
33,000	Entegris, Inc. 4.63%, 2/10/2026 (a)	32,422
160,000	Entergy Corp. 2.95%, 9/1/2026	150,529
285,000	Enterprise Products Operating LLC Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (d)	275,025
134,000	Envision Healthcare Corp. 5.63%, 7/15/2022	136,680
	EP Energy LLC
81,000	9.38%, 5/1/2024 (a)	59,737
66,000	8.00%, 11/29/2024 (a)	67,980
68,000	8.00%, 2/15/2025 (a)	46,750
	Equinix, Inc.
60,000	REIT, 5.38%, 4/1/2023	61,575
325,000	REIT, 2.88%, 10/1/2025	392,781
123,000	ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (a)	122,692
	Express Scripts Holding Co.
300,000	3.00%, 7/15/2023	289,470
30,000	3.40%, 3/1/2027	28,424
	First Data Corp.
170,000	5.38%, 8/15/2023 (a)	172,960
138,000	7.00%, 12/1/2023 (a)	145,072
215,000	5.75%, 1/15/2024 (a)	218,763
295,000	FirstEnergy Corp. Series B, 3.90%, 7/15/2027	291,335
115,000	Ford Motor Co. 5.29%, 12/8/2046	113,114
	Freeport-McMoRan, Inc.
128,000	3.55%, 3/1/2022	124,518
35,000	3.88%, 3/15/2023	33,950
50,000	4.55%, 11/14/2024	48,875
195,000	Frontier Communications Corp. 6.88%, 1/15/2025	118,950
18,000	FXI Holdings, Inc. 7.88%, 11/1/2024 (a)	17,752
14,000	Gates Global LLC 6.00%, 7/15/2022 (a)	14,255
25,000	GCI, Inc. 6.88%, 4/15/2025	26,437
75,000	GCP Applied Technologies, Inc. 9.50%, 2/1/2023 (a)	82,219
200,000	GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	196,388
	General Electric Co.
100,000	1.50%, 5/17/2029	119,086
65,000	4.50%, 3/11/2044	64,389

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)

	United States — continued
	General Motors Co.
115,000	5.15%, 4/1/2038	113,568
50,000	5.20%, 4/1/2045	49,320
80,000	Genesis Energy LP 5.63%, 6/15/2024	76,800
	GEO Group, Inc. (The)
90,000	REIT, 5.88%, 1/15/2022	92,363
55,000	REIT, 5.88%, 10/15/2024	55,550
75,000	REIT, 6.00%, 4/15/2026	74,741
	Gilead Sciences, Inc.
20,000	4.00%, 9/1/2036	19,661
105,000	4.15%, 3/1/2047	101,396
64,000	GLP Capital LP 5.38%, 11/1/2023	66,720
	Goldman Sachs Group, Inc. (The)
585,000	2.35%, 11/15/2021	565,822
405,000	Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (c) (d)	393,911
340,000	(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (d)	331,274
40,000	3.50%, 1/23/2025	39,286
190,000	Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (c) (d)	194,275
210,000	3.85%, 1/26/2027	207,177
130,000	(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (d)	126,936
	Goodyear Tire & Rubber Co. (The)
149,000	5.00%, 5/31/2026	149,000
21,000	4.88%, 3/15/2027	20,685
88,000	Gulfport Energy Corp. 6.00%, 10/15/2024	86,460
51,000	Hanesbrands, Inc. 4.88%, 5/15/2026 (a)	50,107
185,000	Harris Corp. 4.85%, 4/27/2035	198,206
	HCA, Inc.
158,000	5.88%, 3/15/2022	167,480
213,000	5.88%, 5/1/2023	223,970
590,000	5.38%, 2/1/2025	599,776
375,000	5.88%, 2/15/2026	388,125
	Herc Rentals, Inc.
50,000	7.50%, 6/1/2022 (a)	53,500
80,000	7.75%, 6/1/2024 (a)	87,176
	Hertz Corp. (The)
285,000	7.38%, 1/15/2021	283,575
160,000	5.50%, 10/15/2024 (a)	138,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	31

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)
Corporate Bonds — continued
	United States — continued
115,000	Hess Corp. 5.80%, 4/1/2047	121,623
180,000	Hexion, Inc. 6.63%, 4/15/2020	167,400
	Hilcorp Energy I LP
70,000	5.00%, 12/1/2024 (a)	70,350
25,000	5.75%, 10/1/2025 (a)	25,437
50,000	Hill-Rom Holdings, Inc. 5.75%, 9/1/2023 (a)	51,875
23,000	Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	24,783
23,000	Hilton Worldwide Finance LLC 4.88%, 4/1/2027	23,000
76,000	Holly Energy Partners LP 6.00%, 8/1/2024 (a)	78,090
50,000	Hologic, Inc. 4.38%, 10/15/2025 (a)	48,812
80,000	HRG Group, Inc. 7.75%, 1/15/2022	83,450
104,000	Hughes Satellite Systems Corp. 5.25%, 8/1/2026	101,400
	Huntsman International LLC
200,000	5.13%, 4/15/2021	270,220
291,000	5.13%, 11/15/2022	300,458
21,000	IHS Markit Ltd. 4.00%, 3/1/2026 (a)	20,370
136,000	Infor Software Parent LLC 7.13%, 5/1/2021 (a) (e)	138,380
201,000	Infor US, Inc. 6.50%, 5/15/2022	205,523
200,000	International Game Technology plc 4.75%, 2/15/2023 (b)	270,557
55,000	International Paper Co. 4.35%, 8/15/2048	53,383
51,000	inVentiv Group Holdings, Inc. 7.50%, 10/1/2024 (a)	54,570
136,000	Iron Mountain, Inc. REIT, 5.75%, 8/15/2024	135,320
140,000	ITC Holdings Corp. 3.35%, 11/15/2027 (a)	134,924
13,000	Itron, Inc. 5.00%, 1/15/2026 (a)	12,935
85,000	Jack Ohio Finance LLC 6.75%, 11/15/2021 (a)	88,567
70,000	Jeld-Wen, Inc. 4.63%, 12/15/2025 (a)	68,425
14,000	Kennedy-Wilson, Inc. 5.88%, 4/1/2024 (a)	13,965
70,000	KFC Holding Co. 4.75%, 6/1/2027 (a)	68,425
70,000	Kindred Healthcare, Inc. 8.75%, 1/15/2023	74,900

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)

	United States — continued
90,000	Kinetic Concepts, Inc. 7.88%, 2/15/2021 (a)	93,150
165,000	Kraft Heinz Foods Co. 4.38%, 6/1/2046	149,892
60,000	Kroger Co. (The) 4.45%, 2/1/2047	56,452
100,000	Kronos International, Inc. 3.75%, 9/15/2025 (a)	125,662
	L Brands, Inc.
85,000	5.63%, 10/15/2023	89,250
18,000	5.25%, 2/1/2028	17,325
70,000	6.75%, 7/1/2036	68,600
75,000	Lamar Media Corp. 5.75%, 2/1/2026	77,625
	Lennar Corp.
103,000	5.88%, 11/15/2024 (a)	109,438
25,000	4.75%, 11/29/2027 (a)	24,187
	Level 3 Financing, Inc.
65,000	5.38%, 5/1/2025	64,513
284,000	5.25%, 3/15/2026	273,347
350,000	Level 3 Parent LLC 5.75%, 12/1/2022	353,500
62,000	Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (a)	61,612
69,000	LKQ Corp. 4.75%, 5/15/2023	69,863
100,000	LKQ Italia Bondco SpA 3.88%, 4/1/2024 (b)	130,693
110,000	Lowe’s Cos., Inc. 4.05%, 5/3/2047	107,715
38,000	LPL Holdings, Inc. 5.75%, 9/15/2025 (a)	38,475
53,000	Marathon Petroleum Corp. 4.75%, 9/15/2044	51,734
	Martin Marietta Materials, Inc.
125,000	3.50%, 12/15/2027	120,080
62,000	4.25%, 12/15/2047	57,572
	Masco Corp.
195,000	4.38%, 4/1/2026	199,368
30,000	3.50%, 11/15/2027	28,650
142,000	MasTec, Inc. 4.88%, 3/15/2023	141,645
	Mattel, Inc.
10,000	3.15%, 3/15/2023	8,962
99,000	6.75%, 12/31/2025 (a)	100,733
210,000	McDonald’s Corp. 4.60%, 5/26/2045	218,191
20,000	Mediacom Broadband LLC 6.38%, 4/1/2023	20,498
20,000	MetLife, Inc. 6.40%, 12/15/2036	22,550

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)
Corporate Bonds — continued
	United States — continued
477,000	MGM Resorts International 6.00%, 3/15/2023	507,409
165,000	Microsemi Corp. 9.13%, 4/15/2023 (a)	182,738
20,000	Microsoft Corp. 4.10%, 2/6/2037	21,019
	Morgan Stanley
100,000	Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 7/15/2019 (c) (d)	102,350
100,000	Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (c) (d)	103,630
30,000	4.35%, 9/8/2026	30,454
200,000	3.63%, 1/20/2027	196,066
205,000	(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (d)	198,269
130,000	(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	127,204
240,000	(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (d)	233,969
59,000	MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	62,097
	MPLX LP
95,000	4.50%, 4/15/2038	92,687
75,000	5.20%, 3/1/2047	77,128
15,000	Mylan NV 3.95%, 6/15/2026	14,508
270,000	Mylan, Inc. 4.20%, 11/29/2023	272,562
	Nabors Industries, Inc.
53,000	5.50%, 1/15/2023	52,603
9,000	5.10%, 9/15/2023	8,685
109,000	Nationstar Mortgage LLC 6.50%, 7/1/2021	111,385
70,000	Netflix, Inc. 4.38%, 11/15/2026	67,200
98,000	New Albertson’s, Inc. 8.00%, 5/1/2031	84,035
33,000	New Home Co., Inc. (The) 7.25%, 4/1/2022	34,238
90,000	Newfield Exploration Co. 5.75%, 1/30/2022	94,950
25,000	Nexstar Broadcasting, Inc. 6.13%, 2/15/2022 (a)	25,750
78,000	Nielsen Finance LLC 5.00%, 4/15/2022 (a)	78,965
150,000	NiSource, Inc. 4.38%, 5/15/2047	151,977
	Noble Energy, Inc.
200,000	3.85%, 1/15/2028	195,606
15,000	5.25%, 11/15/2043	15,881

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)

	United States — continued
73,000	Novelis Corp. 5.88%, 9/30/2026 (a)	73,548
93,000	NRG Energy, Inc. 6.63%, 1/15/2027	96,023
44,000	NRG Yield Operating LLC 5.00%, 9/15/2026	43,225
	Oasis Petroleum, Inc.
42,000	6.50%, 11/1/2021	42,735
160,000	6.88%, 1/15/2023	163,500
150,000	OI European Group BV 3.13%, 11/15/2024 (b)	186,967
210,000	ONEOK Partners LP 3.38%, 10/1/2022	209,094
130,000	ONEOK, Inc. 4.00%, 7/13/2027	128,322
	Oracle Corp.
150,000	2.95%, 11/15/2024	145,647
30,000	2.65%, 7/15/2026	28,035
135,000	4.50%, 7/8/2044	145,145
75,000	Outfront Media Capital LLC 5.88%, 3/15/2025	76,125
165,000	Owens Corning 4.30%, 7/15/2047	151,810
59,000	Parker Drilling Co. 6.75%, 7/15/2022	48,970
20,000	Pattern Energy Group, Inc. 5.88%, 2/1/2024 (a)	20,600
22,000	PBF Holding Co. LLC 7.25%, 6/15/2025	22,770
	PetSmart, Inc.
125,000	7.13%, 3/15/2023 (a)	79,675
70,000	5.88%, 6/1/2025 (a)	54,600
115,000	Philip Morris International, Inc. 4.13%, 3/4/2043	111,591
140,000	Phillips 66 Partners LP 3.75%, 3/1/2028	136,036
86,000	PolyOne Corp. 5.25%, 3/15/2023	86,860
	Post Holdings, Inc.
10,000	5.50%, 3/1/2025 (a)	10,062
53,000	5.00%, 8/15/2026 (a)	50,350
50,000	5.63%, 1/15/2028 (a)	48,688
55,000	PPL Capital Funding, Inc. 4.00%, 9/15/2047	52,417
131,000	Prime Security Services Borrower LLC 9.25%, 5/15/2023 (a)	142,626
115,000	Prudential Financial, Inc. 4.60%, 5/15/2044	121,382
	QEP Resources, Inc.
38,000	5.38%, 10/1/2022	38,570
5,000	5.63%, 3/1/2026	4,919

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	33

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)
Corporate Bonds — continued
	United States — continued
240,000	QUALCOMM, Inc. 2.90%, 5/20/2024	226,982
164,000	Quicken Loans, Inc. 5.75%, 5/1/2025 (a)	165,230
	Quintiles IMS, Inc.
250,000	3.50%, 10/15/2024 (b)	314,670
100,000	3.25%, 3/15/2025 (b)	123,075
200,000	5.00%, 10/15/2026 (a)	200,600
221,000	Rackspace Hosting, Inc. 8.63%, 11/15/2024 (a)	230,392
50,000	Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	54,063
100,000	Range Resources Corp. 4.88%, 5/15/2025	95,813
150,000	Realty Income Corp. REIT, 3.65%, 1/15/2028	146,124
75,000	Regal Entertainment Group 5.75%, 2/1/2025	76,688
	Reynolds Group Issuer, Inc.
92,065	5.75%, 10/15/2020	93,331
76,000	5.13%, 7/15/2023 (a)	77,509
50,000	RHP Hotel Properties LP REIT, 5.00%, 4/15/2023	50,250
80,000	Rite Aid Corp. 6.13%, 4/1/2023 (a)	80,600
325,000	Rockwell Collins, Inc. 3.70%, 12/15/2023	328,431
280,000	Roper Technologies, Inc. 3.80%, 12/15/2026	280,675
38,000	RSP Permian, Inc. 6.63%, 10/1/2022	39,615
200,000	Sable International Finance Ltd. 6.88%, 8/1/2022 (b)	212,000
50,000	Sabre GLBL, Inc. 5.38%, 4/15/2023 (a)	50,375
45,000	SBA Communications Corp. REIT, 4.88%, 9/1/2024	44,438
47,000	Scientific Games International, Inc. 7.00%, 1/1/2022 (a)	49,468
135,000	Scotts Miracle-Gro Co. (The) 6.00%, 10/15/2023	141,075
119,000	Sealed Air Corp. 5.13%, 12/1/2024 (a)	122,570
46,000	SemGroup Corp. 5.63%, 11/15/2023	44,505
145,000	Sempra Energy 3.80%, 2/1/2038	137,372
85,000	Sensata Technologies BV 4.88%, 10/15/2023 (a)	86,275
70,000	Service Corp. International 7.50%, 4/1/2027	81,550

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)

	United States — continued
225,000	Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	215,149
200,000	Silgan Holdings, Inc. 3.25%, 3/15/2025	248,831
	Sinclair Television Group, Inc.
25,000	6.13%, 10/1/2022	25,781
136,000	5.63%, 8/1/2024 (a)	138,040
	Sirius XM Radio, Inc.
410,000	6.00%, 7/15/2024 (a)	429,475
157,000	5.38%, 4/15/2025 (a)	159,551
12,000	5.00%, 8/1/2027 (a)	11,667
40,000	Six Flags Entertainment Corp. 4.88%, 7/31/2024 (a)	39,904
85,000	SM Energy Co. 6.50%, 11/15/2021	86,275
25,000	Sotheby’s 4.88%, 12/15/2025 (a)	24,250
130,000	Southwestern Energy Co. 6.70%, 1/23/2025	127,400
158,000	Spectrum Brands, Inc. 6.63%, 11/15/2022	163,333
111,000	Springleaf Finance Corp. 6.13%, 5/15/2022	113,775
115,000	Sprint Capital Corp. 8.75%, 3/15/2032	124,775
	Sprint Corp.
490,000	7.88%, 9/15/2023	507,150
659,000	7.63%, 2/15/2025	659,000
25,000	SPX FLOW, Inc. 5.63%, 8/15/2024 (a)	25,438
	Standard Industries, Inc.
24,000	6.00%, 10/15/2025 (a)	25,350
89,000	4.75%, 1/15/2028 (a)	85,440
182,000	Staples, Inc. 8.50%, 9/15/2025 (a)	174,720
42,000	Steel Dynamics, Inc. 5.00%, 12/15/2026	42,840
153,000	Summit Materials LLC 6.13%, 7/15/2023	157,590
130,000	Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	126,057
178,000	SUPERVALU, Inc. 6.75%, 6/1/2021	175,775
50,000	Synchrony Financial 4.25%, 8/15/2024	50,358
	Targa Resources Partners LP
116,000	4.25%, 11/15/2023	113,100
170,000	6.75%, 3/15/2024	180,413
	TEGNA, Inc.
75,000	6.38%, 10/15/2023	78,187
50,000	5.50%, 9/15/2024 (a)	51,375

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)
Corporate Bonds — continued
	United States — continued
	Tempur Sealy International, Inc.
50,000	5.63%, 10/15/2023	50,500
50,000	5.50%, 6/15/2026	49,125
	Tenet Healthcare Corp.
124,000	4.50%, 4/1/2021	124,397
175,000	7.50%, 1/1/2022 (a)	184,844
245,000	8.13%, 4/1/2022	257,862
70,000	6.75%, 6/15/2023	70,000
134,000	5.13%, 5/1/2025 (a)	129,980
48,000	Terex Corp. 5.63%, 2/1/2025 (a)	48,480
	TerraForm Power Operating LLC
17,000	4.25%, 1/31/2023 (a)	16,660
34,000	6.63%, 6/15/2025 (a) (g)	36,805
21,000	5.00%, 1/31/2028 (a)	20,324
48,000	Tesla, Inc. 5.30%, 8/15/2025 (a)	45,720
	T-Mobile USA, Inc.
250,000	6.50%, 1/15/2024	261,875
328,000	6.00%, 4/15/2024	341,120
160,000	6.50%, 1/15/2026	171,600
35,000	TransDigm, Inc. 6.50%, 7/15/2024	36,094
54,000	Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	55,555
	Transocean, Inc.
59,000	9.00%, 7/15/2023 (a)	63,573
31,000	7.50%, 1/15/2026 (a)	31,232
9,000	7.50%, 4/15/2031	8,123
53,000	6.80%, 3/15/2038	42,665
50,000	TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a)	50,938
17,000	Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	17,191
	Triumph Group, Inc.
10,000	4.88%, 4/1/2021	9,750
50,000	7.75%, 8/15/2025	51,688
34,000	Tutor Perini Corp. 6.88%, 5/1/2025 (a)	35,700
175,000	Ultra Resources, Inc. 6.88%, 4/15/2022 (a)	157,500
	United Rentals North America, Inc.
120,000	5.75%, 11/15/2024	124,200
209,000	5.50%, 5/15/2027	213,912
90,000	United States Cellular Corp. 6.70%, 12/15/2033	94,500
	United States Steel Corp.
64,000	8.38%, 7/1/2021 (a)	68,640
10,000	6.88%, 8/15/2025	10,500

PRINCIPAL AMOUNT ($)	INVESTMENTS	VALUE ($)

	United States — continued
55,000	United Technologies Corp. 4.15%, 5/15/2045	53,648
	Uniti Group LP
85,000	REIT, 6.00%, 4/15/2023 (a)	82,237
85,000	REIT, 8.25%, 10/15/2023	79,263
	Univision Communications, Inc.
61,000	5.13%, 5/15/2023 (a)	57,397
21,000	5.13%, 2/15/2025 (a)	19,399
153,000	US Concrete, Inc. 6.38%, 6/1/2024	162,563
	Valeant Pharmaceuticals International, Inc.
74,000	6.50%, 3/15/2022 (a)	76,960
100,000	4.50%, 5/15/2023 (b)	106,587
323,000	5.88%, 5/15/2023 (a)	287,066
160,000	7.00%, 3/15/2024 (a)	168,600
295,000	6.13%, 4/15/2025 (a)	258,678
30,000	Valvoline, Inc. 4.38%, 8/15/2025	29,325
20,000	Venator Finance SARL 5.75%, 7/15/2025 (a)	20,350
	VEREIT Operating Partnership LP
250,000	REIT, 4.60%, 2/6/2024	256,478
200,000	REIT, 3.95%, 8/15/2027	189,558
	Verizon Communications, Inc.
65,000	3.50%, 11/1/2024	64,432
20,000	4.27%, 1/15/2036	19,183
5,000	4.13%, 8/15/2046	4,455
205,000	5.01%, 4/15/2049	208,027
97,000	Vertiv Group Corp. 9.25%, 10/15/2024 (a)	102,335
55,000	VICI Properties 1 LLC REIT, 8.00%, 10/15/2023	61,050
85,000	Vista Outdoor, Inc. 5.88%, 10/1/2023	84,044
	Weatherford International Ltd.
23,000	9.88%, 2/15/2024	22,770
38,000	6.50%, 8/1/2036	28,880
21,000	7.00%, 3/15/2038	16,695
140,000	Welbilt, Inc. 9.50%, 2/15/2024	155,400
42,000	WellCare Health Plans, Inc. 5.25%, 4/1/2025	42,509
	Wells Fargo & Co.
15,000	(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (d)	14,620
150,000	4.90%, 11/17/2045	158,474
147,000	WESCO Distribution, Inc. 5.38%, 6/15/2024	147,368

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	35

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	United States — continued
50,000	Western Digital Corp. 4.75%, 2/15/2026	50,375
	Whiting Petroleum Corp.
85,000	5.75%, 3/15/2021	86,912
75,000	6.25%, 4/1/2023	75,938
16,000	6.63%, 1/15/2026 (a)	16,220
78,000	Williams Cos., Inc. (The) 4.55%, 6/24/2024	78,585
275,000	Williams Partners LP 4.00%, 9/15/2025	274,157
	Windstream Services LLC
25,000	6.38%, 8/1/2023	14,625
260,000	8.75%, 12/15/2024 (a)	166,400
	WMG Acquisition Corp.
150,000	4.13%, 11/1/2024 (b)	192,013
113,000	4.88%, 11/1/2024 (a)	113,989
70,000	WPX Energy, Inc. 8.25%, 8/1/2023	79,275
142,000	Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	143,953
	XPO Logistics, Inc.
120,000	6.50%, 6/15/2022 (a)	124,710
40,000	6.13%, 9/1/2023 (a)	41,500
	Zayo Group LLC
85,000	6.00%, 4/1/2023	88,294
203,000	6.38%, 5/15/2025	212,389
21,000	5.75%, 1/15/2027 (a)	21,105

		55,354,357

	Total Corporate Bonds (Cost $97,875,702)	97,713,538

Foreign Government Securities — 21.2%
	Angola — 0.1%
200,000	Republic of Angola 9.50%, 11/12/2025 (b)	223,500

	Argentina — 0.4%
200,000	Provincia de Buenos Aires 9.13%, 3/16/2024 (a)	222,500
	Republic of Argentina
300,000	6.88%, 4/22/2021	316,800
44,000	6.88%, 1/11/2048	40,150
55,000	7.13%, 6/28/2117 (b)	50,902

		630,352

	Belarus — 0.3%
	Republic of Belarus
200,000	6.88%, 2/28/2023 (a)	213,500
200,000	7.63%, 6/29/2027 (a)	225,750

		439,250

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Brazil — 2.0%
	Brazil Notas do Tesouro Nacional
BRL 5,050,000	10.00%, 1/1/2021	1,617,164
BRL 4,555,000	10.00%, 1/1/2025	1,442,933

		3,060,097

	Colombia — 0.1%
200,000	Republic of Colombia 5.00%, 6/15/2045	199,250

	Croatia — 0.2%
250,000	Republic of Croatia 5.50%, 4/4/2023 (b)	266,563

	Dominican Republic — 0.2%
350,000	Government of Dominican Republic 6.88%, 1/29/2026 (b)	390,250

	Ecuador — 0.4%
	Republic of Ecuador
200,000	10.75%, 3/28/2022 (a)	225,500
210,000	8.88%, 10/23/2027 (a)	221,025
200,000	7.88%, 1/23/2028 (a)	200,000

		646,525

	Egypt — 0.2%
300,000	Arab Republic of Egypt 5.75%, 4/29/2020 (b)	308,250

	El Salvador — 0.2%
250,000	Republic of El Salvador 6.38%, 1/18/2027 (a)	247,812

	Gabon — 0.1%
200,000	Gabonese Republic 6.38%, 12/12/2024 (b)	196,250

	Greece — 0.4%
EUR 496,000	Greece Government Bond 3.38%, 2/15/2025 (b)	580,437

	Hungary — 0.5%
HUF 180,000,000	Hungary Government Bond 3.00%, 10/27/2027	720,728

	Indonesia — 3.1%
	Republic of Indonesia
IDR 36,209,000,000	8.75%, 5/15/2031	2,962,878
IDR 16,201,000,000	8.25%, 5/15/2036	1,266,762
340,000	6.63%, 2/17/2037 (b)	411,196

		4,640,836

	Italy — 0.5%
EUR 670,000	Republic of Italy 2.80%, 3/1/2067 (b)	740,908

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Foreign Government Securities — continued
	Lebanon — 0.4%
	Republic of Lebanon
150,000	5.15%, 11/12/2018 (b)	149,250
267,000	5.45%, 11/28/2019 (b)	262,061
200,000	6.10%, 10/4/2022 (b)	193,250

		604,561

	Malaysia — 2.0%
	Federation of Malaysia
MYR 2,950,000	3.58%, 9/28/2018	754,108
MYR 2,100,000	5.73%, 7/30/2019	553,954
MYR 1,400,000	3.65%, 10/31/2019	359,148
MYR 2,715,000	4.38%, 11/29/2019	704,881
MYR 1,250,000	3.44%, 2/15/2021	319,253
MYR 1,350,000	4.05%, 9/30/2021	349,646

		3,040,990

	Nigeria — 0.2%
270,000	Federal Republic of Nigeria 7.63%, 11/28/2047 (a)	277,087

	Oman — 0.1%
200,000	Oman Government International Bond 4.75%, 6/15/2026 (a)	192,000

	Pakistan — 0.3%
450,000	Republic of Pakistan 7.25%, 4/15/2019 (b)	461,164

	Portugal — 1.9%
	Portugal Obrigacoes do Tesouro
EUR 1,370,000	2.88%, 7/21/2026 (b)	1,825,603
EUR 770,000	4.13%, 4/14/2027 (b)	1,118,866

		2,944,469

	Qatar — 0.4%
	State of Qatar
410,000	2.38%, 6/2/2021 (b)	395,138
200,000	4.63%, 6/2/2046 (b)	197,600

		592,738

	Russia — 3.3%
	Russian Federation
RUB 76,450,000	7.75%, 9/16/2026	1,433,685
RUB 79,500,000	8.15%, 2/3/2027	1,533,411
RUB 89,000,000	7.70%, 3/23/2033	1,648,323
200,000	5.25%, 6/23/2047 (b)	208,250
200,000	5.25%, 6/23/2047 (a)	208,250

		5,031,919

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	South Africa — 0.5%
ZAR 11,600,000	Republic of South Africa 6.50%, 2/28/2041	743,094

	Spain — 1.9%
	Spain Government Bond
EUR 1,130,000	2.90%, 10/31/2046 (b)	1,473,078
EUR 1,089,000	2.70%, 10/31/2048 (b)	1,347,087

		2,820,165

	Sri Lanka — 0.3%
	Republic of Sri Lanka
200,000	6.83%, 7/18/2026 (a)	207,760
200,000	6.20%, 5/11/2027 (a)	198,880

		406,640

	Turkey — 0.4%
	Republic of Turkey
250,000	5.13%, 3/25/2022	255,625
350,000	5.75%, 5/11/2047	315,875

		571,500

	Ukraine — 0.6%
	Republic of Ukraine
630,000	7.75%, 9/1/2021 (b)	666,225
200,000	7.75%, 9/1/2024 (b)	207,250

		873,475

	Uruguay — 0.1%
	Republic of Uruguay
100,000	4.38%, 10/27/2027	103,600

	Zambia — 0.1%
200,000	Republic of Zambia 8.50%, 4/14/2024 (b)	211,250

	Total Foreign Government Securities (Cost $31,671,640)	32,165,660

Commercial Mortgage-Backed Securities — 6.2%
	United States — 6.2%
400,000	BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, Zero Coupon, 4/27/2023 (a)	268,067
	Banc of America Commercial Mortgage Trust
39,965	Series 2006-1, Class E, 5.99%, 9/10/2045‡ (a) (h)	41,936
100,000	Series 2007-3, Class C, 5.76%, 6/10/2049‡ (h)	101,909
740,000	Series 2007-5, Class AJ, 5.98%, 2/10/2051 (h)	761,045

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	37

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Commercial Mortgage-Backed Securities — continued
	United States — continued
140,000	BANK Series 2017-BNK9, Class D, 2.80%, 11/15/2054 (a) (h)	110,870
7,019	Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17, Class AJ, 5.74%, 6/11/2050 (h)	7,023
210,000	BXMT Ltd. Series 2017-FL1, Class D, 4.29%, 6/15/2035‡ (a) (h)	210,651
90,000	CD Mortgage Trust Series 2017-CD4, Class D, 3.30%, 5/10/2050‡ (a)	72,662
	Citigroup Commercial Mortgage Trust
430,000	Series 2015-P1, Class D, 3.23%, 9/15/2048‡ (a)	343,593
350,000	Series 2016-P5, Class C, 4.32%, 10/10/2049‡ (h)	347,303
	COBALT CMBS Commercial Mortgage Trust
272,868	Series 2007-C3, Class AJ, 5.88%, 5/15/2046 (h)	274,087
570,000	Series 2007-C3, Class B, 5.88%, 5/15/2046 (h)	569,020
300,000	Cold Storage Trust Series 2017-ICE3, Class B, 2.84%, 4/15/2036‡ (a) (h)	300,933
	Commercial Mortgage Trust
120,000	Series 2004-GG1, Class H, 6.43%, 6/10/2036 (a) (h)	120,667
150,000	Series 2015-CR24, Class D, 3.46%, 8/10/2048‡ (h)	118,518
100,000	CSAIL Commercial Mortgage Trust Series 2017-C8, Class C, 4.32%, 6/15/2050‡	100,933
	FHLMC Multifamily Structured Pass-Through Certificates
2,640,000	Series K036, ClassX 3,2.11%, 12/25/2041 (h)	274,174
6,800,000	Series K720, Class X3, 1.33%, 8/25/2042 (h)	353,264
3,470,000	Series K041, Class X3, 1.64%, 11/25/2042 (h)	318,286
3,025,000	Series K042, Class X3, 1.61%, 1/25/2043 (h)	273,273
10,025,000	Series K718, Class X3, 1.44%, 2/25/2043 (h)	513,350
1,915,000	Series K045, Class X3, 1.50%, 4/25/2043 (h)	167,158
1,010,000	Series K050, Class X3, 1.55%, 10/25/2043 (h)	96,625

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	United States — continued
1,395,000	Series K051, Class X3, 1.61%, 10/25/2043 (h)	142,903
750,000	Series K052, Class X3, 1.61%, 1/25/2044 (h)	76,380
950,000	Series K067, Class X3, 2.11%, 9/25/2044 (h)	144,958
400,000	Series K072, Class X3, 2.14%, 12/25/2050 (h)	65,468
	FREMF Mortgage Trust
98,537	Series 2017-KF31, Class B, 4.48%, 4/25/2024 (a) (h)	100,892
98,449	Series 2017-KF36, Class B, 4.23%, 8/25/2024 (a) (h)	99,286
190,000	Series 2017-K728, Class B, 3.65%, 9/25/2024‡ (a) (h)	184,604
105,000	Series 2017-K728, Class C, 3.65%, 9/25/2024‡ (a) (h)	99,159
98,636	Series 2017-KF38, Class B, 4.08%, 9/25/2024 (a) (h)	99,412
706,407	GNMA Series 2017-23, 0.73%, 5/16/2059 (h)	45,654
	GS Mortgage Securities Trust
196,417	Series 2007-GG10, Class AM, 5.79%, 8/10/2045 (h)	199,561
320,000	Series 2012-GCJ9, Class D, 4.75%, 11/10/2045‡ (a) (h)	305,613
	JP Morgan Chase Commercial Mortgage Securities Trust
85,000	Series 2004-CBX, Class C, 5.07%, 1/12/2037‡ (h)	86,499
47,189	Series 2007-LD11, Class AM, 6.04%, 6/15/2049 (h)	47,843
87,493	LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (h)	87,603
385,071	LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (h)	304,183
	Morgan Stanley Bank of America Merrill Lynch Trust
150,000	Series 2014-C15, Class D, 4.89%, 4/15/2047‡ (a) (h)	137,178
450,000	Series 2014-C19, Class D, 3.25%, 12/15/2047‡ (a)	360,707
88,565	Morgan Stanley Capital I Trust Series 2005-HQ7, Class E, 5.39%, 11/14/2042‡ (h)	89,622

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Commercial Mortgage-Backed Securities—continued
	United States — continued
	UBS Commercial Mortgage Trust
75,000	Series 2017-C4, Class D, 2.90%, 10/15/2050‡ (a) (h)	51,423
100,000	Series 2017-C6, Class D, 2.50%, 12/15/2050 (a) (h)	69,344
	Wachovia Bank Commercial Mortgage Trust
110,000	Series 2007-C30, Class B, 5.46%, 12/15/2043 (h)	110,705
543,000	Series 2007-C31, Class C, 6.10%, 4/15/2047 (h)	552,334
67,712	Series 2006-C29, Class B, 5.43%, 11/15/2048 (h)	68,031
100,000	Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class D, 4.10%, 5/15/2048 (h)	88,734

	Total Commercial Mortgage-Backed Securities (Cost $9,423,161)	9,363,443

Asset-Backed Securities — 4.6%
	Cayman Islands — 0.0% (f)
93,851	Renew Series 2017-1A, Class B, 5.75%, 9/20/2052‡ (a)	95,564

	United States — 4.6%
47,000	American Credit Acceptance Receivables Trust Series 2016-4, Class D, 4.11%, 4/12/2023 (a)	47,598
58,000	AmeriCredit Automobile Receivables Trust Series 2017-3, Class D, 3.18%, 7/18/2023	57,706
183,113	Chase Funding Trust Series 2003-6, Class 1A7, 5.09%, 11/25/2034‡ (g)	180,605
	Citi Held For Asset Issuance
200,000	Series 2015-PM2, Class C, 5.96%, 3/15/2022 (a)	202,835
120,000	Series 2015-PM3, Class C, 6.99%, 5/16/2022 (a)	123,090
	CLUB Credit Trust
73,460	Series 2017-P1, Class A, 2.42%, 9/15/2023 (a)	73,343
115,000	Series 2017-P1, Class B, 3.56%, 9/15/2023 (a)	115,053
282,722	Series 2017-P2, Class A, 2.61%, 1/15/2024 (a)	282,158
	CPS Auto Receivables Trust
640,000	Series 2018-A, Class B, 2.77%, 4/18/2022 (a)	635,898

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	United States — continued
400,000	Series 2018-A, Class D, 3.66%, 12/15/2023 (a)	398,021
250,000	Credit Acceptance Auto Loan Trust Series 2018-1A, Class C, 3.77%, 6/15/2027 (a)	248,723
141,749	Credit-Based Asset Servicing & Securitization LLC Series 2004-CB5, Class M1, 2.54%, 1/25/2034‡ (h)	142,494
138,448	CWABS, Inc. Series 2003-5, Class AF5, 5.23%, 2/25/2034‡ (g)	142,410
100,000	DT Auto Owner Trust Series 2017-3A, Class D, 3.58%, 5/15/2023 (a)	99,495
	Exeter Automobile Receivables Trust
100,000	Series 2015-2A, Class D, 5.79%, 5/16/2022‡ (a)	102,997
350,000	Series 2016-3A, Class D, 6.40%, 7/17/2023 (a)	364,731
180,000	Series 2017-3A, Class C, 3.68%, 7/17/2023 (a)	179,712
280,000	Flagship Credit Auto Trust Series 2017-4, Class D, 3.58%, 1/15/2024 (a)	279,235
350,000	Lendmark Funding Trust Series 2017-1A, Class C, 5.41%, 12/22/2025 (a)	359,588
	Marlette Funding Trust
100,000	Series 2018-1A, Class B, 3.19%, 3/15/2028 (a)	99,594
100,000	Series 2018-1A, Class C, 3.69%, 3/15/2028 (a)	99,871
291,880	MFA Trust Series 2017-NPL1, Class A1, 3.35%, 11/25/2047‡ (a) (g)	290,200
366,310	Morgan Stanley ABS Capital I, Inc. Trust Series 2004-NC8, Class B1, 4.25%, 9/25/2034‡ (h)	362,712
202,444	Murray Hill Marketplace Trust Series 2016-LC1, Class B, 6.15%, 11/25/2022‡ (a)	203,830
100,000	Onemain Financial Issuance Trust Series 2018-1A, Class D, 4.08%, 3/14/2029 (a)	99,986
293,000	Oportun Funding VI LLC Series 2017-A, Class B, 3.97%, 6/8/2023‡ (a) (h)	286,311

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	39

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Asset-Backed Securities — continued
	United States — continued
	Pretium Mortgage Credit Partners I LLC
259,488	Series 2017-NPL5, Class A1, 3.33%, 12/30/2032 (a) (h)	258,779
250,000	Series 2018-NPL1, Class A1, 3.37%, 1/27/2033 (a) (g)	249,657
100,000	SoFi Consumer Loan Program Trust Series 2018-1, Class B, 3.65%, 2/25/2027 (a)	99,528
	Structured Asset Investment Loan Trust
94,108	Series 2004-8, Class M3, 2.60%, 9/25/2034‡ (h)	89,958
139,045	Series 2005-HE3, Class M1, 2.34%, 9/25/2035‡ (h)	138,606
111,007	Veros Automobile Receivables Trust Series 2017-1, Class A, 2.84%, 4/17/2023 (a)	110,689
331,950	VOLT LX LLC Series 2017-NPL7, Class A1, 3.25%, 6/25/2047‡ (a) (g)	330,268
93,098	VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13%, 9/25/2047 (a) (g)	92,505
91,064	VOLT LXIV LLC Series 2017-NP11, Class A1, 3.37%, 10/25/2047 (a) (g)	90,925

		6,943,686

	Total Asset-backed Securities (Cost $7,045,869)	7,039,250

Collateralized Mortgage Obligations — 1.6%
	United States — 1.6%
	Alternative Loan Trust
204,585	Series 2004-25CB, Class A1, 6.00%, 12/25/2034	209,456
127,628	Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	128,907
194,258	Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	196,128
231,380	Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	201,235
65,764	Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 3.70%, 2/25/2037 (h)	66,268
86,033	CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	74,263

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	United States — continued
	FHLMC REMIC
851,047	Series 4689, Class SD, 4.56%, 6/15/2047 (h)	162,342
681,596	Series 4714, Class SA, 4.56%, 8/15/2047 (h)	130,192
	FNMA REMIC
770,505	Series 2010-57, Class ID, 4.00%, 6/25/2025	59,939
2,985,926	Series 2012-146, Class AI, 3.00%, 1/25/2028	277,397
1,588,857	Series 2016-68, Class BI, 3.00%, 10/25/2031	185,202
613,134	Series 2012-63, Class NI, 4.00%, 6/25/2040	62,077
201,017	Series 2012-93, Class SE, 4.48%, 9/25/2042 (h)	34,207
278,006	Series 2012-124, Class UI, 4.00%, 11/25/2042	58,713
386,097	Series 2012-133, Class NS, 4.53%, 12/25/2042 (h)	70,225
472,337	Series 2016-77, Class SA, 4.38%, 10/25/2046 (h)	95,144
971,177	Series 2017-69, Class SH, 4.58%, 9/25/2047 (h)	185,136
485,307	FNMA STRIPS Series 409, Class 27, 4.00%, 4/25/2027 (h)	48,910
134,191	Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 2.18%, 7/25/2029 (h)	128,227
32,117	Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 3.55%, 7/25/2034 (h)	32,042

	Total Collateralized Mortgage Obligations (Cost $2,464,647)	2,406,010

	Total Investments — 98.0% (Cost $148,481,019)	148,687,901
	Other Assets Less Liabilities — 2.0%	2,946,331

	NET ASSETS — 100.0%	$151,634,232

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

Abbreviations

ABS	Asset-Backed Securities
BRL	Brazilian Real
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
LIBOR	London Interbank Offered Rate
MYR	Malaysian Ringgit
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RUB	Russian Ruble
SCA	Limited partnership with share capital
STRIPS

    Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
ZAR	South African Rand

‡	— Value determined using significant unobservable inputs.

(a)

—  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)

—  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	— Perpetual security. The rate reflected was the rate in effect on February 28, 2018. The maturity date reflects the next call date.
(d)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of February 28, 2018.
(e)	— Payment in-kind security.
(f)	— Represents less than 0.05% of net assets.
(g)

—  Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of February 28, 2018.

(h)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of February 28, 2018.

Futures contracts outstanding as of February 28, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Canada 10 Year Bond	94	06/2018	CAD	9,646,135	59,637
U.S. Treasury 10 Year Note	7	06/2018	USD	840,547	1,461
U.S. Treasury 2 Year Note	2	06/2018	USD	424,938	(35)

					61,063

Short Contracts
Euro-Bobl	(2)	03/2018	EUR	(319,738)	451
Euro-Bund	(21)	03/2018	EUR	(4,084,853)	94,436
Euro-Buxl	(12)	03/2018	EUR	(2,364,946)	26,313
Euro-OAT	(13)	03/2018	EUR	(2,437,365)	56,587
Euro-Schatz	(117)	03/2018	EUR	(15,982,597)	17,209
U.S. Treasury 10 Year Note	(76)	06/2018	USD	(9,125,938)	(16,792)
U.S. Treasury 10 Year Ultra Note	(142)	06/2018	USD	(18,187,094)	(94,609)
U.S. Treasury 5 Year Note	(5)	06/2018	USD	(569,688)	(151)
U.S. Treasury Long Bond	(1)	06/2018	USD	(143,500)	(1,252)
U.S. Treasury Ultra Bond	(1)	06/2018	USD	(155,906)	(1,721)
3 Month Eurodollar	(164)	12/2019	USD	(39,831,500)	213,021

					293,492

					354,555

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	41

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

Abbreviations

CAD	— Canadian Dollar
EUR	— Euro
USD	— United States Dollar

Forward foreign currency exchange contracts outstanding as of February 28, 2018:
CURRENCY PURCHASED			CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD		1,471,645	AUD	1,848,383	Deutsche Bank AG	03/13/2018	35,997
USD		116,560	AUD	148,464	State Street Corp.	03/13/2018	1,247
USD		2,996,078	CAD	3,756,576	Goldman Sachs International	03/13/2018	68,041
USD		278,656	CAD	349,525	State Street Corp.	03/13/2018	6,221
USD		3,155,023	CHF	2,948,900	Barclays Bank plc	03/13/2018	29,591
USD		42,200	EUR	34,257	Australia & New Zealand Banking Group Ltd.	03/13/2018	374
USD		610,985	EUR	492,035	Citibank, NA	03/13/2018	10,225
USD		11,136,554	EUR	8,963,881	Goldman Sachs International	03/13/2018	191,940
USD		597,678	EUR	483,430	Merrill Lynch International	03/13/2018	7,425
USD		104,609	EUR	84,745	Royal Bank of Canada	03/13/2018	1,138
USD		27,456,213	EUR	22,387,576	TD Bank Financial Group	03/13/2018	121,695
USD		1,319,241	GBP	954,351	Citibank, NA	03/13/2018	4,809
USD		740,391	HUF	188,039,700	HSBC Bank, NA	03/13/2018	9,019
USD		5,794,280	NZD	7,922,009	Barclays Bank plc	03/13/2018	81,628
USD		2,640,996	SEK	21,048,952	Deutsche Bank AG	03/13/2018	99,019
USD		2,103,245	SGD	2,778,866	Royal Bank of Canada	03/13/2018	5,273

Total unrealized appreciation							673,642

CAD		347,889	USD	277,351	State Street Corp.	03/13/2018	(6,192)
CNH		19,050,152	USD	3,026,560	HSBC Bank, NA	03/13/2018	(18,435)
CNY	*	9,820,807	USD	1,553,434	Goldman Sachs International	04/12/2018	(5,385)
CZK		63,549,360	USD	3,119,031	HSBC Bank, NA	03/13/2018	(66,101)
EUR		1,329,517	USD	1,631,493	Australia & New Zealand Banking Group Ltd.	03/13/2018	(8,195)
EUR		2,559,507	USD	3,178,483	Citibank, NA	03/13/2018	(53,406)
EUR		87,155	USD	107,886	Deutsche Bank AG	03/13/2018	(1,472)
EUR		30,005	USD	36,685	Goldman Sachs International	03/13/2018	(50)
EUR		231,187	USD	284,260	Royal Bank of Canada	03/13/2018	(1,988)
EUR		103,535	USD	128,328	State Street Corp.	03/13/2018	(1,915)
NZD		1,259,765	USD	922,539	Australia & New Zealand Banking Group Ltd.	03/13/2018	(14,108)
NZD		363,727	USD	267,743	State Street Corp.	03/13/2018	(5,456)
SEK		10,784,142	USD	1,362,921	Goldman Sachs International	03/13/2018	(60,574)
SEK		10,264,810	USD	1,272,353	Merrill Lynch International	03/13/2018	(32,723)
SGD		2,778,866	USD	2,121,275	Credit Suisse International	03/13/2018	(23,303)

Total unrealized depreciation							(299,303)

Net unrealized appreciation							374,339

*	— Non-deliverable forward. See Note 2.D.(2). in the Notes to Financial Statements.

Abbreviations

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CNH	— Chinese Yuan Renminbi Offshore
CNY	— Chinese Renminbi
CZK	— Czech Republic Koruna
EUR	— Euro

GBP	— British Pound
HUF	— Hungarian Forint
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — 58.4%
	Automobiles — 2.9%
	Daimler Finance North America LLC (Germany)
700,000	1.50%, 7/5/2019 (a)	688,442
1,700,000	(ICE LIBOR USD 3 Month + 0.53%), 2.32%, 5/5/2020 (a) (b)	1,706,530
	Ford Motor Credit Co. LLC
450,000	2.38%, 3/12/2019	447,912
200,000	(ICE LIBOR USD 3 Month + 0.83%), 2.64%, 8/12/2019 (b)	201,230
600,000	(ICE LIBOR USD 3 Month + 0.79%), 2.34%, 6/12/2020 (b)	604,008
	Nissan Motor Acceptance Corp.
350,000	2.65%, 9/26/2018 (a)	350,177
800,000	2.00%, 3/8/2019 (a)	795,405
250,000	(ICE LIBOR USD 3 Month + 0.58%), 2.30%, 1/13/2020 (a) (b)	251,333
800,000	(ICE LIBOR USD 3 Month + 0.39%), 2.08%, 9/28/2020 (a) (b)	801,243

		5,846,280

	Banks — 23.3%
	ABN AMRO Bank NV (Netherlands)
250,000	(ICE LIBOR USD 3 Month + 0.64%), 2.37%, 1/18/2019 (a) (b)	250,920
1,000,000	2.10%, 1/18/2019 (a)	995,715
1,400,000	(ICE LIBOR USD 3 Month + 0.41%), 2.15%, 1/19/2021 (a) (b)	1,401,616
500,000	ANZ New Zealand Int’l Ltd. (New Zealand) 2.25%, 2/1/2019 (a)	497,783
	Australia & New Zealand Banking Group Ltd. (Australia)
695,000	1.60%, 7/15/2019	684,778
793,000	(ICE LIBOR USD 3 Month + 0.32%), 2.12%, 11/9/2020 (a) (b)	793,496
	Bank of America Corp.
200,000	5.65%, 5/1/2018	201,158
250,000	Series L, 2.60%, 1/15/2019	250,070
475,000	Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.66%), 2.23%, 6/14/2019 (b)	477,802
1,500,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan) 2.30%, 3/10/2019 (a)	1,494,705
	Banque Federative du Credit Mutuel SA (France)
300,000	1.90%, 3/28/2019 (a)	297,759
1,895,000	2.00%, 4/12/2019 (a)	1,880,356
250,000	(ICE LIBOR USD 3 Month + 0.49%), 2.23%, 7/20/2020 (a) (b)	251,283

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Banks — continued
	Barclays Bank plc (United Kingdom)
350,000	2.50%, 2/20/2019	349,418
1,250,000	(ICE LIBOR USD 3 Month + 0.65%), 2.44%, 8/7/2020 (b)	1,257,671
264,000	BB&T Corp. 2.25%, 2/1/2019	263,202
171,000	BNP Paribas (France) 2.70%, 8/20/2018	171,448
1,000,000	BNP Paribas SA (France) 2.40%, 12/12/2018	1,000,098
700,000	BNZ International Funding Ltd. (New Zealand) 2.35%, 3/4/2019 (a)	697,598
1,689,000	BPCE SA (France) 2.50%, 7/15/2019	1,680,984
1,000,000	Branch Banking & Trust Co. 2.30%, 10/15/2018	999,555
600,000	Capital One Bank USA NA 2.25%, 2/13/2019	597,142
	Citizens Bank NA
750,000	2.30%, 12/3/2018	748,479
750,000	(ICE LIBOR USD 3 Month + 0.54%), 2.03%, 3/2/2020 (b)	751,680
	Commonwealth Bank of Australia (Australia)
1,000,000	2.25%, 3/13/2019	997,561
250,000	2.05%, 3/15/2019	248,670
675,000	(ICE LIBOR USD 3 Month + 0.45%), 1.99%, 3/10/2020 (a) (b)	677,815
	Credit Agricole SA (France)
550,000	2.63%, 10/3/2018 (a)	550,739
1,620,000	2.50%, 4/15/2019 (a)	1,615,294
1,602,000	DBS Group Holdings Ltd. (Singapore) (ICE LIBOR USD 3 Month + 0.49%), 2.01%, 6/8/2020 (a) (b)	1,604,870
800,000	DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.37%), 2.06%, 10/2/2020 (a) (b)	800,824
690,000	Huntington National Bank (The) 2.20%, 11/6/2018	688,397
	Lloyds Bank plc (United Kingdom)
200,000	(ICE LIBOR USD 3 Month + 1.00%), 2.74%, 1/22/2019 (b)	201,406
650,000	2.05%, 1/22/2019	647,689
2,279,000	Mizuho Bank Ltd. (Japan) 2.45%, 4/16/2019 (a)	2,271,895
400,000	National Australia Bank Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.51%), 2.41%, 5/22/2020 (a) (b)	401,774
1,850,000	National Bank of Canada (Canada) 2.10%, 12/14/2018	1,845,186
400,000	Natixis SA (France) 1.80%, 11/13/2018	398,427

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	43

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Banks — continued
	Nordea Bank AB (Sweden)
1,319,000	2.38%, 4/4/2019 (a)	1,315,888
750,000	(ICE LIBOR USD 3 Month + 0.47%), 2.45%, 5/29/2020 (a) (b)	753,288
	PNC Bank NA
250,000	1.60%, 6/1/2018	249,592
1,000,000	2.20%, 1/28/2019	997,178
1,750,000	Regions Bank (ICE LIBOR USD 3 Month + 0.38%), 2.13%, 4/1/2021(b)	1,753,824
165,000	Royal Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.71%), 2.43%, 4/15/2019 (b)	165,978
	Santander UK plc (United Kingdom)
1,248,000	2.50%, 3/14/2019	1,246,564
287,000	2.35%, 9/10/2019	285,374
	Skandinaviska Enskilda Banken AB (Sweden)
400,000	1.75%, 3/19/2018 (a)	399,963
200,000	2.38%, 11/20/2018 (c)	199,773
550,000	Standard Chartered plc (United Kingdom) 2.10%, 8/19/2019 (a)	543,847
850,000	Sumitomo Mitsui Banking Corp. (Japan) 2.05%, 1/18/2019	845,808
	Sumitomo Mitsui Trust Bank Ltd. (Japan)
400,000	1.80%, 3/28/2018 (a)	399,925
777,000	2.05%, 3/6/2019 (a)	773,072
500,000	(ICE LIBOR USD 3 Month + 0.51%), 2.02%, 3/6/2019 (a)(b)	500,794
950,000	SunTrust Banks, Inc. 2.35%, 11/1/2018	949,407
850,000	Svenska Handelsbanken AB (Sweden) 2.50%, 1/25/2019	849,433
2,000,000	Swedbank AB (Sweden) 2.38%, 2/27/2019 (a)	1,995,480
	Toronto-Dominion Bank (The) (Canada)
175,000	(ICE LIBOR USD 3 Month + 0.84%), 2.58%, 1/22/2019 (b)	176,056
650,000	1.95%, 1/22/2019	646,868
250,000	US Bank NA (ICE LIBOR USD 3 Month + 0.15%), 2.09%, 5/24/2019(b)	250,111
450,000	Westpac Banking Corp. (Australia) (ICE LIBOR USD 3 Month + 0.36%), 1.84%, 9/1/2020 (a) (b)	450,428

		46,693,914

	Beverages — 0.7%
1,330,000	Anheuser-Busch InBev Finance, Inc. (Belgium) 1.90%, 2/1/2019	1,320,993

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Biotechnology — 0.3%
383,000	Baxalta, Inc. 2.00%, 6/22/2018	382,528
195,000	Gilead Sciences, Inc. (ICE LIBOR USD 3 Month + 0.22%), 1.85%, 3/20/2019 (b)	195,187

		577,715

	Capital Markets — 4.4%
400,000	Credit Suisse AG (Switzerland) 1.70%, 4/27/2018	399,782
	Goldman Sachs Group, Inc. (The)
397,000	7.50%, 2/15/2019	414,759
850,000	(ICE LIBOR USD 3 Month + 0.80%), 2.36%, 12/13/2019 (b)	857,500
	ING Bank NV (Netherlands)
916,000	2.30%, 3/22/2019 (a)	913,658
250,000	(ICE LIBOR USD 3 Month + 0.61%), 2.45%, 8/15/2019 (a) (b)	251,190
	Macquarie Bank Ltd. (Australia)
250,000	1.87%, 2/28/2019 (a)	248,155
1,200,000	2.60%, 6/24/2019 (a)	1,197,490
800,000	Macquarie Group Ltd. (Australia) 3.00%, 12/3/2018 (a)	802,385
	Morgan Stanley
980,000	2.45%, 2/1/2019	977,703
800,000	Series 3NC2, (ICE LIBOR USD 3 Month + 0.80%), 2.63%, 2/14/2020 (b)	803,714
1,250,000	Nomura Holdings, Inc. (Japan) 2.75%, 3/19/2019	1,250,273
651,000	USAA Capital Corp. 2.13%, 6/3/2019 (a)	646,987

		8,763,596

	Chemicals — 0.9%
1,740,000	LyondellBasell Industries NV 5.00%, 4/15/2019	1,773,807

	Construction Materials — 0.3%
500,000	Martin Marietta Materials, Inc. (ICE LIBOR USD 3 Month + 0.50%), 2.13%, 12/20/2019 (b)	501,228

	Consumer Finance — 1.9%
1,200,000	Capital One Financial Corp. (ICE LIBOR USD 3 Month + 0.76%), 2.57%, 5/12/2020 (b)	1,209,897
	HSBC USA, Inc.
400,000	2.00%, 8/7/2018	399,252
100,000	(ICE LIBOR USD 3 Month + 0.88%), 2.55%, 9/24/2018 (b)	100,434
2,067,000	2.25%, 6/23/2019	2,057,286

		3,766,869

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Diversified Financial Services — 0.8%
600,000	AIG Global Funding (ICE LIBOR USD 3 Month + 0.48%), 2.17%, 7/2/2020 (a) (b)	600,919
200,000	Federation des Caisses Desjardins du Quebec (Canada) (ICE LIBOR USD 3 Month + 0.33%), 2.10%, 10/30/2020 (a) (b)	200,264
620,000	National Rural Utilities Cooperative Finance Corp. 10.38%, 11/1/2018	651,423
250,000	Protective Life Global Funding 1.72%, 4/15/2019 (a)	247,722

		1,700,328

	Diversified Telecommunication Services — 1.6%
500,000	AT&T, Inc. 2.38%, 11/27/2018	500,065
400,000	Deutsche Telekom International Finance BV (Germany) (ICE LIBOR USD 3 Month + 0.58%), 2.31%, 1/17/2020 (a) (b)	401,057
1,834,000	Orange SA (France) 2.75%, 2/6/2019	1,835,548
400,000	Telefonica Emisiones SAU (Spain) 3.19%, 4/27/2018	400,493

		3,137,163

	Electric Utilities — 2.3%
481,000	Duke Energy Florida LLC 2.10%, 12/15/2019	478,640
747,000	E.ON International Finance BV (Germany) 5.80%, 4/30/2018 (a)	751,099
475,000	Metropolitan Edison Co. 7.70%, 1/15/2019	496,248
2,000,000	NextEra Energy Capital Holdings, Inc. 1.65%, 9/1/2018	1,989,283
900,000	Virginia Electric & Power Co. 5.00%, 6/30/2019	927,225

		4,642,495

	Energy Equipment & Services — 0.3%
600,000	Schlumberger Holdings Corp. 2.35%, 12/21/2018 (a)	599,109

	Equity Real Estate Investment Trusts (REITs) — 1.8%
2,000,000	HCP, Inc. 3.75%, 2/1/2019	2,013,658
850,000	VEREIT Operating Partnership LP 3.00%, 2/6/2019	852,172
	Welltower, Inc.
400,000	2.25%, 3/15/2018	399,999
317,000	4.13%, 4/1/2019	320,504

		3,586,333

	Food & Staples Retailing — 0.2%
400,000	Wesfarmers Ltd. (Australia) 1.87%, 3/20/2018 (a)	399,973

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Food Products — 0.9%
1,000,000	General Mills, Inc. 5.65%, 2/15/2019	1,027,382
800,000	Tyson Foods, Inc. (ICE LIBOR USD 3 Month + 0.55%), 2.04%, 6/2/2020 (b)	803,919

		1,831,301

	Health Care Providers & Services — 0.8%
400,000	Cardinal Health, Inc. 1.95%, 6/15/2018	399,638
	Express Scripts Holding Co.
643,000	2.25%, 6/15/2019	638,159
500,000	(ICE LIBOR USD 3 Month + 0.75%), 2.23%, 11/30/2020 (b)	500,374

		1,538,171

	Household Products — 0.2%
450,000	Reckitt Benckiser Treasury Services plc (United Kingdom) 2.13%, 9/21/2018 (a)	449,439

	Independent Power and Renewable Electricity Producers — 0.2%
400,000	Southern Power Co. Series 15A, 1.50%, 6/1/2018	399,301

	Industrial Conglomerates — 1.0%
1,861,000	Hutchison Whampoa International Ltd. (Hong Kong) 7.63%, 4/9/2019 (a)	1,956,376

	Insurance — 4.3%
650,000	American International Group, Inc. 2.30%, 7/16/2019	645,472
	Athene Global Funding
445,000	2.88%, 10/23/2018 (a)	445,908
1,320,000	(ICE LIBOR USD 3 Month + 1.14%), 2.88%, 4/20/2020 (a)(b)	1,338,836
	Jackson National Life Global Funding
250,000	4.70%, 6/1/2018 (a)	251,494
1,550,000	2.30%, 4/16/2019 (a)	1,547,642
1,834,000	MetLife, Inc. 7.72%, 2/15/2019	1,922,209
	Metropolitan Life Global Funding I
250,000	(ICE LIBOR USD 3 Month + 0.40%), 1.95%, 6/12/2020 (a) (b)	251,244
664,000	Pricoa Global Funding I 2.20%, 5/16/2019 (a)	660,700
1,565,000	Reliance Standard Life Global Funding II 2.50%, 4/24/2019 (a)	1,562,534

		8,626,039

	IT Services — 1.0%
750,000	DXC Technology Co. (ICE LIBOR USD 3 Month + 0.95%), 2.43%, 3/1/2021 (b)	751,124

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	45

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	IT Services — continued
	Western Union Co. (The)
382,000	3.35%, 5/22/2019	383,788
800,000	(ICE LIBOR USD 3 Month + 0.80%), 2.70%, 5/22/2019 (b)	803,052

		1,937,964

	Machinery — 0.9%
1,800,000	Stanley Black & Decker, Inc. 2.45%, 11/17/2018	1,795,229

	Media — 0.2%
450,000	Discovery Communications LLC (ICE LIBOR USD 3 Month + 0.71%), 2.34%, 9/20/2019 (b)	452,295

	Multi-Utilities — 1.0%
135,000	Dominion Energy, Inc. 1.88%, 12/15/2018 (a)	134,444
400,000	(ICE LIBOR USD 3 Month + 0.55%), 2.03%, 6/1/2019 (a) (b)	401,225
	Sempra Energy
221,000	9.80%, 2/15/2019	235,548
750,000	(ICE LIBOR USD 3 Month + 0.50%), 2.21%, 1/15/2021 (b)	750,797
550,000	(ICE LIBOR USD 3 Month + 0.45%), 2.04%, 3/15/2021 (b)	550,939

		2,072,953

	Oil, Gas & Consumable Fuels — 2.6%
	Enterprise Products Operating LLC
800,000	1.65%, 5/7/2018	799,292
500,000	Series N, 6.50%, 1/31/2019	516,860
250,000	EQT Corp. (ICE LIBOR USD 3 Month + 0.77%), 2.46%, 10/1/2020 (b)	250,322
750,000	Marathon Petroleum Corp. 2.70%, 12/14/2018	752,029
	Phillips 66
250,000	(ICE LIBOR USD 3 Month + 0.75%), 2.47%, 4/15/2020 (a) (b)	250,083
1,000,000	(ICE LIBOR USD 3 Month + 0.60%), 1.00%, 2/26/2021 (b)	1,000,853
	Sinopec Group Overseas Development Ltd. (China)
514,000	2.75%, 4/10/2019 (a)	512,603
600,000	2.13%, 5/3/2019 (a)	593,863
586,000	TransCanada PipeLines Ltd. (Canada) 3.13%, 1/15/2019	587,802

		5,263,707

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Pharmaceuticals — 1.0%
400,000	Allergan Funding SCS 2.35%, 3/12/2018	400,083
400,000	Mylan, Inc. 2.60%, 6/24/2018	400,042
1,223,000	Novartis Securities Investment Ltd. (Switzerland) 5.13%, 2/10/2019	1,251,464

		2,051,589

	Technology Hardware, Storage & Peripherals — 0.2%
400,000	Apple, Inc. (ICE LIBOR USD 3 Month + 0.20%), 1.99%, 2/7/2020 (b)	400,975

	Tobacco — 0.9%
550,000	BAT Capital Corp. (United Kingdom) (ICE LIBOR USD 3 Month + 0.59%), 2.42%, 8/14/2020 (a) (b)	553,048
450,000	Japan Tobacco, Inc. (Japan) 2.10%, 7/23/2018 (a)	449,811
800,000	Reynolds American, Inc. (United Kingdom) 8.13%, 6/23/2019	854,020

		1,856,879

	Trading Companies & Distributors — 0.9%
	Air Lease Corp.
852,000	2.63%, 9/4/2018	852,443
940,000	3.38%, 1/15/2019	944,842

		1,797,285

	Water Utilities — 0.6%
1,152,000	United Utilities plc (United Kingdom) 5.38%, 2/1/2019	1,178,853

	Total Corporate Bonds (Cost $117,133,986)	116,918,159

Asset-Backed Securities — 13.3%
	AmeriCredit Automobile Receivables Trust
7,138	Series 2015-2, Class A3, 1.27%, 1/8/2020	7,138
83,512	Series 2015-3, Class A3, 1.54%, 3/9/2020	83,450
222,079	Series 2017-2, Class A2A, 1.65%, 9/18/2020	221,442
129,000	Series 2017-4, Class A2A, 1.83%, 5/18/2021	128,300
645,000	Series 2016-4, Class A3, 1.53%, 7/8/2021	639,272
218,750	Anchorage Capital CLO Ltd. (Cayman Islands) Series 2013-1A, Class X, 2.37%, 10/13/2030 (a) (d)	218,942

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Asset-Backed Securities — continued
800,000	Apidos CLO XXI (Cayman Islands) Series 2015-21A, Class A1, 3.16%, 7/18/2027 (a) (d)	801,939
2,000,000	Atlas Senior Loan Fund IX LLC (Cayman Islands) Series 2018-9A, Class A, Zero Coupon, 4/20/2028 (a) (d) (e)	2,000,000
	Babson CLO Ltd. (Cayman Islands)
450,000	Series 2014-IIA, Class AR, 2.88%, 10/17/2026 (a) (d)	450,114
390,000	Series 2013-IA, Class AR, 2.54%, 1/20/2028 (a) (d)	389,875
250,000	Ballyrock CLO LLC (Cayman Islands) Series 2014-1A, Class A1R, 2.89%, 10/20/2026 (a) (d)	250,220
141,000	Bank of The West Auto Trust Series 2017-1, Class A2, 1.78%, 2/15/2021 (a)	140,379
240,625	Benefit Street Partners CLO II Ltd. (Cayman Islands) Series 2013-IIA, Class X, 3.42%, 7/15/2029 (a) (d)	243,600
218,750	Benefit Street Partners CLO XI (Cayman Islands) Series 2017-11A, Class X, 2.72%, 4/15/2029 (a) (d)	219,571
350,000	Bowman Park CLO Ltd. (Cayman Islands) Series 2014-1A, Class AR, 3.10%, 11/23/2025 (a) (d)	350,260
127,755	Capital Auto Receivables Asset Trust Series 2015-4, Class A3, 1.83%, 3/20/2020	127,561
989,544	Carlyle Global Market Strategies CLO Ltd. (Cayman Islands) Series 2013-4X, Class A1, 3.19%, 10/15/2025 (c) (d)	989,533
220,000	CarMax Auto Owner Trust Series 2017-3, Class A2A, 1.64%, 9/15/2020	219,038
1,420,000	CIFC Funding Ltd. (Cayman Islands) Series 2015-5A, Class A1, 3.30%, 10/25/2027 (a) (d)	1,421,289
257,813	Clear Creek CLO Ltd. (Cayman Islands) Series 2015-1A, Class X, 2.74%, 10/20/2030 (a) (d)	257,681
	Drive Auto Receivables Trust
200,180	Series 2017-AA, Class A3, 1.77%, 1/15/2020 (a)	200,164
53,000	Series 2017-2, Class A3, 1.82%, 6/15/2020	52,938
777,000	Series 2018-1, Class A3, 2.42%, 1/15/2021	776,598
136,000	Series 2017-3, Class B, 2.30%, 5/17/2021	135,448
350,000	Dryden 30 Senior Loan Fund (Cayman Islands) Series 2013-30A, Class X, 2.44%, 11/15/2028 (a) (d)	349,998

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

640,000	Dryden 31 Senior Loan Fund (Cayman Islands) Series 2014-31A, Class AR, 2.81%, 4/18/2026 (a) (d)	640,383
500,000	Flagship Credit Auto Trust Series 2015-1, Class C, 3.76%, 6/15/2021 (a)	503,645
900,000	Flatiron CLO Ltd. (Cayman Islands) Series 2015-1A, Class AR, 2.61%, 4/15/2027 (a) (d)	899,810
1,000,000	Galaxy XXI CLO Ltd. (Cayman Islands) Series 2015-21A, Class X, 1.00%, 4/20/2031 (a) (d)	1,000,000
650,000	GoldenTree Loan Opportunities IX Ltd. (Cayman Islands) Series 2014-9A, Class AR, 3.13%, 10/29/2026 (a) (d)	650,965
442,285	GoldenTree Loan Opportunities VII Ltd. (Cayman Islands) Series 2013-7A, Class A, 2.90%, 4/25/2025 (a) (d)	442,489
156,000	Hyundai Auto Lease Securitization Trust Series 2017-C, Class A2A, 1.89%, 3/16/2020 (a)	155,077
550,000	ICG US CLO Ltd. (Cayman Islands) Series 2014-1A, Class X, 2.02%, 1/20/2030 (a) (d)	550,136
700,000	KKR CLO Ltd. (Cayman Islands) Series 11, Class X, 2.32%, 1/15/2031 (a) (d)	700,251
966,667	KVK CLO Ltd. (Cayman Islands) Series 2013-1A, Class X, 2.37%, 1/15/2028 (a) (d)	966,658
250,000	Magnetite XI Ltd. (Cayman Islands) Series 2014-11A, Class A1R, 2.85%, 1/18/2027 (a) (d)	250,172
250,000	MP CLO VII Ltd. (Cayman Islands) Series 2015-1A, Class A1R, 2.57%, 4/18/2027 (a) (d)	249,905
	OCP CLO Ltd. (Cayman Islands)
2,050,000	Series 2012-2A, Class A1R, 3.30%, 11/22/2025 (a) (d)	2,060,925
450,000	Series 2015-8A, Class A1R, 2.58%, 4/17/2027 (a) (d)	449,983
1,011,200	Octagon Investment Partners XVII Ltd. (Cayman Islands) Series 2013-1A, Class X, 2.58%, 1/25/2031 (a) (d)	1,011,200
403,571	Race Point IX CLO Ltd. (Cayman Islands) Series 2015-9A, Class X, 2.37%, 10/15/2030 (a) (d)	403,523
	Santander Drive Auto Receivables Trust
71,098	Series 2017-2, Class A2, 1.60%, 3/16/2020	71,043
196,495	Series 2016-2, Class A3, 1.56%, 5/15/2020	196,404

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	47

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Asset-Backed Securities — continued
355,000	Series 2018-1, Class A2, 2.10%, 11/16/2020	354,536
275,000	Series 2017-2, Class A3, 1.87%, 12/15/2020	273,942
1,000,000	Symphony CLO V Ltd. (Cayman Islands) Series 2007-5A, Class A2, 3.22%, 1/15/2024 (a) (d)	999,766
340,000	Symphony CLO XIV Ltd. (Cayman Islands) Series 2014-14A, Class A2R, 3.00%, 7/14/2026 (a) (d)	340,059
400,000	Synchrony Credit Card Master Note Trust Series 2015-3, Class A, 1.74%, 9/15/2021	398,764
1,000,000	THL Credit Wind River CLO Ltd. (Cayman Islands) Series 2014-2A, Class X, 9.59%, 1/15/2031 (a) (d)	999,491
440,000	Verizon Owner Trust Series 2017-3A, Class A1B, 1.86%, 4/20/2022 (a) (d)	440,922
1,000,000	Voya CLO Ltd. (Cayman Islands) Series 2015-1A, Class A1R, 2.63%, 1/18/2029 (a) (d)	1,003,016

	Total Asset-Backed Securities (Cost $26,709,798)	26,687,815

Commercial Mortgage-Backed Securities — 2.0%
500,000	BXMT Ltd. Series 2017-FL1, Class A, 2.46%, 6/15/2035 (a) (d)	500,400
500,000	BXP Trust Series 2017-CQHP, Class A, 2.44%, 11/15/2034 (a) (d)	499,998
152,000	CGDB Commercial Mortgage Trust Series 2017-BIO, Class A, 2.31%, 5/15/2030 (a) (d)	152,240
900,000	CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class A, 2.38%, 7/15/2032 (a) (d)	901,854
500,000	Cold Storage Trust Series 2017-ICE3, Class A, 2.59%, 4/15/2036 (a) (d)	501,976
145,239	JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class A1, 1.54%, 11/15/2047	144,490
126,694	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A1, 1.29%, 6/15/2047	126,224
1,000,000	TPG Real Estate Finance Ltd. (Cayman Islands) Series 2018-FL1, Class A, 2.31%, 2/15/2035 (a) (d)	1,000,020

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

181,899	WFRBS Commercial Mortgage Trust Series 2014-C24, Class A1, 1.39%, 11/15/2047	180,407

	Total Commercial Mortgage-Backed Securities (Cost $4,007,587)	4,007,609

Foreign Government Securities — 0.7%
	Japan Bank for International Cooperation
800,000	1.75%, 11/13/2018	796,811
200,000	(ICE LIBOR USD 3 Month + 0.48%), 1.96%, 6/1/2020 (b)	201,032
	Japan Finance Organization for Municipalities
400,000	2.13%, 3/6/2019 (a)	397,968

	Total Foreign Government Securities (Cost $1,399,560)	1,395,811

Short-Term Investments — 31.3%
	Certificates of Deposit — 7.9%
750,000	Agricultural Bank of China Ltd. (China) 2.10%, 3/20/2018	750,101
1,450,000	Bank of Nova Scotia (The) (Canada) 1.93%, 12/6/2018	1,445,305
350,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (Japan) 2.15%, 1/16/2019	349,136
250,000	Barclays Bank plc (United Kingdom) 1.92%, 5/22/2018	249,947
400,000	BNP Paribas SA (France) 1.60%, 7/6/2018	399,287
	Canadian Imperial Bank of Commerce (Canada)
400,000	(ICE LIBOR USD 3 Month + 0.24%), 1.93%, 1/3/2019 (b)	400,048
250,000	(ICE LIBOR USD 3 Month + 0.33%), 2.31%, 5/29/2019 (b)	250,214
550,000	Cooperatieve Rabobank UA (Netherlands) 1.99%, 11/13/2018	548,864
250,000	Credit Industriel et Commercial (France) 1.56%, 6/29/2018	249,744
	Credit Suisse AG (Switzerland)
600,000	2.22%, 1/16/2019	598,508
700,000	2.33%, 2/1/2019	698,727
	Deutsche Bank AG (Germany)
250,000	2.00%, 7/10/2018	249,680
250,000	2.00%, 8/3/2018	249,511
500,000	2.47%, 8/22/2018	499,885
800,000	2.58%, 1/29/2019	798,298
900,000	DNB Bank ASA (Norway) 1.68%, 10/19/2018	896,907
420,000	Natixis SA (France) 1.82%, 11/8/2018	418,467

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Short-Term Investments — continued
	Certificates of Deposit — continued
250,000	Norinchukin Bank (Japan) 1.66%, 7/26/2018	249,523
	Royal Bank of Canada (Canada)
1,000,000	1.95%, 12/6/2018	996,892
1,300,000	2.24%, 2/1/2019	1,297,805
	Societe Generale SA (France)
1,000,000	1.80%, 11/2/2018	996,742
600,000	2.18%, 1/23/2019	598,980
	Standard Chartered Bank (United Kingdom)
250,000	1.62%, 6/1/2018	249,729
600,000	1.83%, 10/26/2018	598,013
400,000	Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 3 Month + 0.37%), 2.07%, 7/11/2019 (b)	400,212
1,350,000	Wells Fargo Bank NA 2.23%, 1/30/2019	1,348,224

	Total Certificates of Deposit (Cost $15,817,971)	15,788,749

	Commercial Paper — 11.7%
	Bank of China Ltd. (China)
2,000,000	2.06%, 3/7/2018 (f)	1,999,335
1,500,000	2.09%, 5/11/2018 (f)	1,493,880
	Bell Canada, Inc. (Canada)
519,000	1.92%, 3/20/2018 (f)	518,472
500,000	1.93%, 3/21/2018 (f)	499,464
500,000	1.94%, 4/19/2018 (f)	498,637
250,000	BPCE SA (France) 1.73%, 10/3/2018 (f)	246,585
615,000	Canadian Natural Resources Ltd. (Canada) 2.25%, 3/22/2018 (f)	614,239
	China Construction Bank Corp. (China)
1,350,000	2.11%, 4/24/2018 (f)	1,346,040
650,000	2.11%, 4/30/2018 (f)	647,847
500,000	Credit Suisse AG 2.03%, 9/7/2018 (f)	493,981
800,000	Enbridge, Inc. (Canada) 2.32%, 3/12/2018 (f)	799,523
	Eni Finance USA, Inc. (Italy)
550,000	1.70%, 4/3/2018 (f)	549,002
1,400,000	2.22%, 7/5/2018 (f)	1,388,981
	Federation des Caisses Desjardins du Quebec (Canada)
250,000	1.63%, 8/17/2018 (f)	247,497
1,000,000	1.97%, 12/3/2018 (f)	982,170
400,000	First Abu Dhabi Bank PJSC (United Arab Emirates) 1.78%, 7/20/2018 (f)	396,567
250,000	Ford Motor Credit Co. LLC 2.25%, 12/5/2018 (f)	245,180

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Commercial Paper — continued
	Industrial & Commercial Bank of China Ltd. (China)
1,000,000	2.11%, 3/22/2018 (f)	998,832
1,300,000	2.11%, 4/16/2018 (f)	1,296,712
800,000	National Australia Bank Ltd. (Australia) 1.75%, 11/2/2018 (f)	787,584
750,000	Sempra Global 2.48%, 8/21/2018 (f)	741,307
1,400,000	Suncor Energy, Inc. (Canada) 2.17%, 5/23/2018 (f)	1,392,970
1,100,000	TELUS Corp. (Canada) 2.06%, 4/2/2018 (f)	1,098,048
1,800,000	UBS AG (Switzerland) 2.28%, 10/3/2018 (f)	1,775,305
	Vodafone Group plc (United Kingdom)
250,000	1.78%, 9/4/2018 (f)	246,835
550,000	1.80%, 9/5/2018 (f)	542,995
	Walgreens Boots Alliance, Inc.
350,000	2.04%, 5/1/2018 (f)	348,765
1,100,000	2.28%, 7/9/2018 (f)	1,090,822

	Total Commercial Paper (Cost $23,299,976)	23,287,575

SHARES
	Investment Companies — 9.2%
18,312,370	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 1.25% (g) (h) (Cost $18,312,370)	18,312,370

PRINCIPAL AMOUNT($)
	Repurchase Agreements — 2.5%
3,000,000	Citigroup Global Markets Holdings, Inc., 2.70%, dated 2/28/2018, due 1/18/2019, repurchase price $3,073,904, collateralized by Asset-Backed Securities, 3.41%, due 10/25/2057, with the value of $3,300,001.	3,000,000
500,000	Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.90%, dated 2/28/2018, due 4/17/2018, repurchase price $501,267, collateralized by Municipal Debt Securities, 8.25%, due 07/01/2024, with the value of $540,000.	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	49

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Short-Term Investments — continued
	Repurchase Agreements — continued
1,600,000	Wells Fargo Securities LLC, 2.12%, dated 2/28/2018, due 5/14/2018, repurchase price $1,607,067, collateralized by Asset-Backed Securities, 0.00%, due 05/24/2026, with the value of $1,778,760.	1,600,000

	Total Repurchase Agreements (Cost $5,100,000)	5,100,000

	U.S. Treasury Obligations — 0.0% (i)
20,000	U.S. Treasury Bills 1.54%, 5/24/2018 (f) (j) (Cost $19,929)	19,925

	Total Short-Term Investments (Cost $62,550,246)	62,508,619

	Total Investments — 105.7% (Cost $211,801,177)	211,518,013
	Liabilities in Excess of Other Assets — (5.7%)	(11,466,747)

	Net Assets — 100.0%	200,051,266

Percentages indicated are based on net assets.

Abbreviations

CLO	CollateralizedLoan Obligations
ICE	IntercontinentalExchange
LIBOR	LondonInterbank Offered Rate
PJSC	PublicJoint Stock Company
USD	UnitedStates Dollar

(a)

—  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of February 28, 2018.
(c)

—  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(d)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of February 28, 2018.

(e)	— When-issued security.
(f)	— The rate shown is the effective yield as of February 28, 2018.
(g)	— Affiliated company as defined under the Investment Company Act of 1940.
(h)	— The rate shown was the current yield as of February 28, 2018.
(i)	— Represents less than 0.05% of net assets.
(j)	— All or a portion of the security pledged as collateral for Futures Contracts.

Futures contracts outstanding as of February 28, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 2 Year Note	(10)	06/2018	USD	(2,124,688)	136

Abbreviations
USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Foreign Government Securities — 83.5%
	Azerbaijan — 1.1%
	Republic of Azerbaijan
200,000	4.75%, 3/18/2024 (a)	202,000
440,000	3.50%, 9/1/2032 (a)	369,600

		571,600

	Bolivia, Plurinational State of — 0.3%
200,000	Plurinational State of Bolivia 4.50%, 3/20/2028 (a)	187,750

	Brazil — 4.7%
	Federative Republic of Brazil
351,000	4.88%, 1/22/2021	367,146
520,000	4.25%, 1/7/2025	517,920
381,000	6.00%, 4/7/2026	417,576
100,000	8.25%, 1/20/2034	126,650
223,000	7.13%, 1/20/2037	260,464
856,000	5.63%, 1/7/2041	827,752

		2,517,508

	China — 0.7%
414,000	Export-Import Bank of China (The) 2.00%, 4/26/2021 (b)	399,095

	Colombia — 2.4%
	Republic of Colombia
277,000	4.38%, 7/12/2021	286,695
100,000	8.13%, 5/21/2024	122,400
216,000	3.88%, 4/25/2027	210,600
205,000	5.63%, 2/26/2044	220,990
437,000	5.00%, 6/15/2045	435,361

		1,276,046

	Croatia — 3.2%
	Republic of Croatia
337,000	6.63%, 7/14/2020 (a)	360,590
554,000	6.38%, 3/24/2021 (a)	596,242
205,000	5.50%, 4/4/2023 (a)	218,581
509,000	6.00%, 1/26/2024 (a)	558,628

		1,734,041

	Dominican Republic — 4.5%
	Government of Dominican Republic
668,000	7.50%, 5/6/2021 (a)	717,265
116,000	5.50%, 1/27/2025 (a)	119,625
540,000	5.95%, 1/25/2027 (b)	569,700
619,000	7.45%, 4/30/2044 (a)	707,207
258,000	6.85%, 1/27/2045 (a)	279,285

		2,393,082

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Ecuador — 4.2%
	Republic of Ecuador
281,000	10.75%, 3/28/2022 (a)	316,828
200,000	8.75%, 6/2/2023 (a)	212,500
701,000	7.95%, 6/20/2024 (a)	713,268
432,000	9.65%, 12/13/2026 (a)	477,360
201,000	8.88%, 10/23/2027 (a)	211,552
300,000	7.88%, 1/23/2028 (a)	300,000

		2,231,508

	Egypt — 3.6%
	Arab Republic of Egypt
537,000	6.13%, 1/31/2022 (a)	555,124
717,000	5.88%, 6/11/2025 (a)	720,585
200,000	7.50%, 1/31/2027 (a)	216,250
390,000	8.50%, 1/31/2047 (a)	435,825

		1,927,784

	Ethiopia — 0.4%
200,000	Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)	200,000

	Gabon — 0.5%
290,000	Gabonese Republic 6.38%, 12/12/2024 (a)	284,562

	Ghana — 0.8%
385,000	Republic of Ghana 7.88%, 8/7/2023 (b)	415,800

	Hungary — 2.2%
	Republic of Hungary
626,000	6.38%, 3/29/2021	683,905
104,000	5.38%, 2/21/2023	112,580
104,000	5.38%, 3/25/2024	113,490
190,000	7.63%, 3/29/2041	274,787

		1,184,762

	India — 0.2%
100,000	Export-Import Bank of India 3.38%, 8/5/2026 (a)	94,474

	Indonesia — 3.0%
	Republic of Indonesia
101,000	5.88%, 3/13/2020 (a)	106,555
298,000	4.88%, 5/5/2021 (a)	311,410
480,000	4.75%, 1/8/2026 (a)	499,200
200,000	3.50%, 1/11/2028	189,750
401,000	6.75%, 1/15/2044 (a)	505,902

		1,612,817

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	51

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Foreign Government Securities — continued
	Iraq — 1.3%
	Republic of Iraq
200,000	6.75%, 3/9/2023 (a)	205,000
520,000	5.80%, 1/15/2028 (a)	501,150

		706,150

	Ivory Coast — 1.6%
	Republic of Cote d’Ivoire
574,000	6.38%, 3/3/2028 (a)	581,175
113,400	5.75%, 12/31/2032 (b) (c)	109,714
200,000	6.13%, 6/15/2033 (a)	193,250

		884,139

	Jordan — 0.8%
	Kingdom of Jordan
200,000	6.13%, 1/29/2026 (a)	205,000
200,000	7.38%, 10/10/2047 (a)	210,750

		415,750

	Kazakhstan — 1.1%
	Republic of Kazakhstan
350,000	3.88%, 10/14/2024 (a)	357,000
200,000	6.50%, 7/21/2045 (a)	245,500

		602,500

	Kenya — 0.8%
394,000	Republic of Kenya 6.88%, 6/24/2024 (a)	406,805

	Lebanon — 4.3%
	Republic of Lebanon
100,000	6.38%, 3/9/2020	99,250
688,000	8.25%, 4/12/2021 (b)	713,800
532,000	6.10%, 10/4/2022 (b)	514,045
106,000	6.00%, 1/27/2023 (b)	101,495
137,000	6.60%, 11/27/2026 (b)	127,924
103,000	6.65%, 2/26/2030 (b)	92,339
750,000	7.00%, 3/23/2032 (b)	682,500

		2,331,353

	Lithuania — 0.8%
363,000	Republic of Lithuania 6.63%, 2/1/2022 (a)	408,375

	Mexico — 1.9%
	United Mexican States
725,000	4.13%, 1/21/2026	731,163
200,000	4.35%, 1/15/2047	181,100
100,000	5.75%, 10/12/2110	100,650

		1,012,913

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Mongolia — 0.4%
200,000	Mongolia Government International Bond 5.13%, 12/5/2022 (a)	196,750

	Morocco — 0.3%
150,000	Kingdom of Morocco 4.25%, 12/11/2022 (a)	153,750

	Oman — 1.7%
	Oman Government International Bond
565,000	4.75%, 6/15/2026 (a)	542,400
381,000	5.38%, 3/8/2027 (a)	377,190

		919,590

	Pakistan — 1.1%
	Republic of Pakistan
280,000	8.25%, 4/15/2024 (a)	301,725
295,000	6.88%, 12/5/2027 (a)	290,782

		592,507

	Panama — 1.3%
	Republic of Panama
269,000	4.00%, 9/22/2024	277,474
200,000	3.88%, 3/17/2028	202,000
206,000	4.50%, 5/15/2047	209,090

		688,564

	Peru — 1.5%
	Republic of Peru
551,000	4.13%, 8/25/2027	570,285
100,000	6.55%, 3/14/2037	129,000
100,000	5.63%, 11/18/2050	120,000

		819,285

	Philippines — 2.6%
	Republic of Philippines
160,000	10.63%, 3/16/2025	230,112
200,000	5.50%, 3/30/2026	225,960
496,000	6.38%, 1/15/2032	613,155
103,000	6.38%, 10/23/2034	130,213
214,000	3.70%, 3/1/2041	201,310

		1,400,750

	Poland — 1.8%
	Republic of Poland
160,000	5.00%, 3/23/2022	170,800
706,000	3.00%, 3/17/2023	697,175
100,000	4.00%, 1/22/2024	103,375

		971,350

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Foreign Government Securities — continued
	Romania — 1.2%
	Republic of Romania
236,000	6.75%, 2/7/2022 (a)	263,140
240,000	4.88%, 1/22/2024 (a)	253,800
104,000	6.13%, 1/22/2044 (a)	125,450

		642,390

	Russia — 5.1%
	Russian Federation
400,000	4.50%, 4/4/2022 (a)	415,500
600,000	4.88%, 9/16/2023 (a)	637,500
200,000	4.25%, 6/23/2027 (a)	201,750
500,000	12.75%, 6/24/2028 (a)	847,499
400,000	5.88%, 9/16/2043 (a)	456,000
200,000	5.25%, 6/23/2047 (a)	208,250

		2,766,499

	Serbia — 1.3%
642,000	Republic of Serbia 7.25%, 9/28/2021 (a)	712,620

	Slovakia — 0.4%
200,000	Slovak Republic 4.38%, 5/21/2022 (a)	210,250

	South Africa — 3.5%
	Republic of South Africa
326,000	5.88%, 5/30/2022	351,265
684,000	5.88%, 9/16/2025	732,735
233,000	4.30%, 10/12/2028	219,602
204,000	5.38%, 7/24/2044	196,350
205,000	5.00%, 10/12/2046	186,550
221,000	5.65%, 9/27/2047	217,409

		1,903,911

	Sri Lanka — 2.9%
	Republic of Sri Lanka
241,000	6.25%, 10/4/2020 (a)	250,038
385,000	6.25%, 7/27/2021 (a)	398,956
671,000	6.85%, 11/3/2025 (a)	702,134
205,000	6.20%, 5/11/2027 (a)	203,852

		1,554,980

	Trinidad and Tobago — 0.4%
200,000	Republic of Trinidad & Tobago 4.50%, 8/4/2026 (a)	203,750

	Turkey — 7.2%
	Republic of Turkey
275,000	5.63%, 3/30/2021	285,313
681,000	6.25%, 9/26/2022	725,265
275,000	5.75%, 3/22/2024	284,281

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Turkey — continued
216,000	7.38%, 2/5/2025	242,190
651,000	6.00%, 3/25/2027	666,461
100,000	8.00%, 2/14/2034	116,875
513,000	6.88%, 3/17/2036	539,291
156,000	6.75%, 5/30/2040	162,045
206,000	6.00%, 1/14/2041	195,443
455,000	6.63%, 2/17/2045	460,119
240,000	5.75%, 5/11/2047	216,600

		3,893,883

	Ukraine — 4.4%
	Republic of Ukraine
387,000	7.75%, 9/1/2021 (a)	409,252
475,000	7.75%, 9/1/2022 (a)	500,531
101,000	7.75%, 9/1/2023 (a)	105,797
110,000	7.75%, 9/1/2024 (a)	113,988
109,000	7.75%, 9/1/2025 (a)	112,270
682,000	7.75%, 9/1/2026 (a)	700,755
443,000	7.38%, 9/25/2032 (a)	430,818

		2,373,411

	Uruguay — 1.6%
	Republic of Uruguay
270,000	4.38%, 10/27/2027	279,720
140,000	7.63%, 3/21/2036	192,850
350,000	5.10%, 6/18/2050	363,125

		835,695

	Vietnam — 0.4%
200,000	Republic of Vietnam 4.80%, 11/19/2024 (a)	205,233

	Total Foreign Government Securities (Cost $46,016,875)	44,843,982

Corporate Bonds — 14.6%
	Azerbaijan — 1.1%
200,000	Southern Gas Corridor CJSC 6.88%, 3/24/2026 (a)	221,500
350,000	State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (b)	349,563

		571,063

	Brazil — 0.4%
200,000	Banco Nacional de Desenvolvimento Economico e Social 5.75%, 9/26/2023 (a)	214,000

	Chile — 1.0%
	Corp. Nacional del Cobre de Chile
372,000	3.63%, 8/1/2027 (a)	358,980
201,000	4.50%, 8/1/2047 (a)	200,246

		559,226

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	53

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2018 (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	China — 2.0%
200,000	CNOOC Curtis Funding No. 1 Pty. Ltd. 4.50%, 10/3/2023 (a)	207,250
	Sinopec Group Overseas Development Ltd.
220,000	2.38%, 4/12/2020 (a)	216,672
200,000	3.63%, 4/12/2027 (a)	194,181
	State Grid Overseas Investment Ltd.
200,000	3.13%, 5/22/2023 (a)	195,690
250,000	3.50%, 5/4/2027 (a)	242,398

		1,056,191

	Indonesia — 0.4%
200,000	Perusahaan Listrik Negara PT 5.25%, 10/24/2042 (a)	195,302

	Kazakhstan — 1.1%
200,000	Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (a)	224,750
	KazMunayGas National Co. JSC
116,000	7.00%, 5/5/2020 (a)	123,975
220,000	6.38%, 4/9/2021 (a)	235,950

		584,675

	Malaysia — 1.7%
	Petronas Capital Ltd.
555,000	7.88%, 5/22/2022 (a)	652,584
231,000	4.50%, 3/18/2045 (a)	238,161

		890,745

	Mexico — 2.2%
294,000	Comision Federal de Electricidad 4.88%, 1/15/2024 (a)	303,188
	Petroleos Mexicanos
100,000	5.50%, 1/21/2021	104,650
100,000	(ICE LIBOR USD 3 Month + 3.65%), 5.19%, 3/11/2022 (a) (d)	109,375
767,000	5.63%, 1/23/2046	686,810

		1,204,023

	Peru — 0.7%
352,000	Petroleos del Peru SA 5.63%, 6/19/2047 (a)	356,178

	Russia — 2.0%
	Vnesheconombank Via VEB Finance plc
144,000	6.90%, 7/9/2020 (a)	153,540
227,000	6.03%, 7/5/2022 (a)	243,174
200,000	5.94%, 11/21/2023 (a)	217,400
400,000	6.80%, 11/22/2025 (a)	456,500

		1,070,614

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	South Africa — 1.7%
694,000	Eskom Holdings SOC Ltd. 7.13%, 2/11/2025 (a)	731,337
200,000	Transnet SOC Ltd. 4.00%, 7/26/2022 (a)	195,750

		927,087

	Tunisia — 0.3%
200,000	Banque Centrale de Tunisie International Bond 5.75%, 1/30/2025 (a)	188,750

	Total Corporate Bonds (COST $7,971,775)	7,817,854

SHARES
Short-Term Investments — 5.1%
	Investment Companies — 5.1%
2,764,325	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares 1.25% (e) (f) (Cost $2,764,325)	2,764,325

	Total Investments — 103.2% (Cost $56,752,975)	55,426,161
	Liabilities in Excess of Other Assets — (3.2)%	(1,712,232)

	Net Assets — 100.0%	$53,713,929

Percentages	indicated are based on net assets.

Abbreviations

ICE	IntercontinentalExchange
LIBOR	LondonInterbank Offered Rate
USD	UnitedStates Dollar

(a)

—  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)

—  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

—  Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of February 28, 2018.

(d)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of February 28, 2018.
(e)	— Affiliated company as defined under the Investment Company Act of 1940.
(f)	— The rate shown was the current yield as of February 28, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2018

	JPMorgan Disciplined High Yield ETF	JPMorgan Global Bond Opportunities ETF	JPMorgan Ultra-Short Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
ASSETS:
Investments in non-affiliates, at value	$101,285,716	$148,687,901	$188,105,643	$52,661,836
Investments in affiliates, at value	2,316,266	—	18,312,370	2,764,325
Repurchase agreements, at value	—	—	5,100,000	—
Restricted cash	1,000	4,400	1,100	400
Cash	—	—	7,111	12,465
Foreign currency, at value	—	589,378	—	—
Deposits at broker for futures contracts	—	745,000	—	—
Deferred offering costs	—	7,950	5,910	16,555
Prepaid Expenses	611	442	—	—
Receivables:
Investment securities sold	265,036	1,985,376	21,961	961,392
Interest from non-affiliates	1,511,311	1,943,948	838,304	835,600
Dividends from affiliates	1,507	845	12,023	3,898
Tax reclaims	—	1,000	—	—
Variation margin on futures contracts	—	392,728	3,953	—
Unrealized appreciation on forward foreign currency exchange contracts	—	673,642	—	—
Due from Adviser	26,769	126,835	65,884	63,109

Total Assets	105,408,216	155,159,445	212,474,259	57,319,580

LIABILITIES:
Payables:
Due to custodian	2,887	984,202	—	—
Investment securities purchased	71,773	2,066,672	12,331,476	3,506,080
Unrealized depreciation on forward foreign currency exchange contracts	—	299,303	—	—
Accrued liabilities:
Administration fees	6,876	9,913	10,734	3,279
Custodian and Transfer Agent fees	12,865	19,063	11,595	2,250
Trustees’ and Chief Compliance Officer’s fees	1,744	1,626	1,070	480
Deferred foreign capital gains tax	—	11,081	—	—
Professional Fees	98,675	109,277	50,129	81,197
Other	22,088	24,076	17,989	12,365

Total Liabilities	216,908	3,525,213	12,422,993	3,605,651

Net Assets	$105,191,308	$151,634,232	$200,051,266	$53,713,929

NET ASSETS:
Paid-in-Capital	$107,333,288	$152,598,061	$200,263,619	$55,018,929
Accumulated undistributed (distributions in excess of) net investment income	66,683	(2,341,242)	61,360	29,931
Accumulated net realized gains (losses)	(55,049)	446,023	9,315	(8,117)
Net unrealized appreciation (depreciation)	(2,153,614)	931,390	(283,028)	(1,326,814)

Total Net Assets	$105,191,308	$151,634,232	$200,051,266	$53,713,929

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	2,100,000	3,000,000	4,000,000	1,100,000

Net asset value, per share	$50.09	$50.54	$50.01	$48.83

Cost of investments in non-affiliates	$103,439,330	$148,481,019	$188,388,807	$53,988,650
Cost of investments in affiliates	2,316,266	—	18,312,370	2,764,325
Cost of repurchase agreements	—	—	5,100,000	—
Cost of foreign currency	—	597,318	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED FEBRUARY 28, 2018

	JPMorgan Disciplined High Yield ETF	JPMorgan Global Bond Opportunities ETF (a)	JPMorgan Ultra-Short Income ETF (b)	JPMorgan USD Emerging Markets Sovereign Bond ETF (c)
INVESTMENT INCOME:
Interest income from non-affiliates	$2,550,625	$4,178,291	$1,095,371	$208,536
Dividend income from affiliates	9,382	62,690	40,042	5,712
Foreign taxes withheld	—	(41,713)	—	—

Total investment income	2,560,007	4,199,268	1,135,413	214,248

EXPENSES:
Investment advisory fees (Note 3.A)	147,740	508,143	86,858	13,221
Administration fees (Note 3.B)	41,860	78,532	49,220	3,512
Accounting fees (Note 3.D)	48,274	90,833	32,122	400
Interest expense to affiliates	—	1,883	—	—
Professional fees	134,094	144,301	65,174	81,197
Trustees’ and Chief Compliance Officer’s fees	7,570	13,149	6,858	480
Printing and mailing costs	36,192	29,901	32,000	4,000
Registration and filing fees	5,862	14,247	7,162	7,234
Custodian and Transfer Agent fees (Note 3.C)	20,071	54,785	18,847	2,426
Insurance expense	4,580	3,634	—	251
Offering costs (Note 2.G)	28,843	75,128	21,628	1,337
Other	8,930	10,439	6,993	500

Total expenses	484,016	1,024,975	326,862	114,558

Less fees waived (Note 3.E)	(189,600)	(510,369)	(136,078)	(16,733)
Less expense reimbursements from affiliates (Note 3.E)	(95,469)	—	(90,379)	(81,595)
Less expense reimbursements from non-affiliates (Note 3.C)	(1,600)	(12,100)	(1,700)	(400)

Net expenses	197,347	502,506	98,705	15,830

Net investment income (loss)	2,362,660	3,696,762	1,036,708	198,418

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(6,635)	88,190	5,580	(8,117)
Futures	—	601,317	3,736	—
Foreign currency transactions	—	(569)	—	—
Forward foreign currency exchange contracts	—	(3,005,519)	—	—

Net realized gain (loss)	(6,635)	(2,316,581)	9,316	(8,117)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,542,614)	195,801 (d)	(283,164)	(1,326,814)
Futures	—	354,555	136	—
Foreign currency translations	—	6,695	—	—
Forward foreign currency exchange contracts	—	374,339	—	—

Change in net unrealized appreciation/depreciation	(2,542,614)	931,390	(283,028)	(1,326,814)

Net realized/unrealized gains (losses)	(2,549,249)	(1,385,191)	(273,712)	(1,334,931)

Change in net assets resulting from operations	$(186,589)	$2,311,571	$762,996	$(1,136,513)

(a)	Commencement of operations was April 5, 2017.
(b)	Commencement of operations was May 17, 2017.
(c)	Commencement of operations was January 29, 2018.
(d)	Net change in foreign capital gains tax of approximately $11,081.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Disciplined High Yield ETF
	Year Ended February 28, 2018	Period Ended February 28, 2017 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,362,660	$572,834
Net realized gain (loss)	(6,635)	(41,809)
Change in net unrealized appreciation/depreciation	(2,542,614)	389,000

Change in net assets resulting from operations	(186,589)	920,025

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,305,921)	(567,995)
From net realized gains	—	(1,500)

Total distributions to shareholders	(2,305,921)	(569,495)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	77,109,750	30,223,538

NET ASSETS:
Change in net assets	74,617,240	30,574,068
Beginning of period	30,574,068	—

End of period	$105,191,308	$30,574,068

Accumulated undistributed (distributions in excess of) net investment income	$66,683	$4,397

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$77,109,750	$30,223,538

SHARE TRANSACTIONS:
Issued	1,500,000	600,000

Net increase in shares from share transactions	1,500,000	600,000

(a)	Commencement of operations was September 14, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Global Bond Opportunities ETF	JPMorgan Ultra-Short Income ETF
	Period Ended February 28, 2018 (b)	Period Ended February 28, 2018 (c)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,696,762	$1,036,708
Net realized gain (loss)	(2,316,581)	9,316
Change in net unrealized appreciation/depreciation	931,390	(283,028)

Change in net assets resulting from operations	2,311,571	762,996

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,275,400)	(975,348)

Total distributions to shareholders	(3,275,400)	(975,348)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	152,598,061	200,263,618

NET ASSETS:
Change in net assets	151,634,232	200,051,266
Beginning of period	—	—

End of period	$151,634,232	$200,051,266

Accumulated undistributed (distributions in excess of) net investment income	$(2,341,242)	$61,360

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$152,598,061	$200,263,618

Total change in net assets resulting from capital transactions	$152,598,061	$200,263,618

SHARE TRANSACTIONS:
Issued	3,000,000	4,000,000

Net increase in shares from share transactions	3,000,000	4,000,000

(b)	Commencement of operations was April 5, 2017.
(c)	Commencement of operations was May 17, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

JPMorgan USD Emerging Markets Sovereign Bond ETF
Period Ended February 28, 2018 (d)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$198,418
Net realized gain (loss)	(8,117)
Change in net unrealized appreciation/depreciation	(1,326,814)

Change in net assets resulting from operations	(1,136,513)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(168,487)

Total distributions to shareholders	(168,487)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	55,018,929

NET ASSETS:
Change in net assets	53,713,929
Beginning of period	—

End of period	$53,713,929

Accumulated undistributed (distributions in excess of) net investment income	$29,931

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$55,018,929

SHARE TRANSACTIONS:
Issued	1,100,000

Net increase in shares from share transactions	1,100,000

(d)	Commencement of operations was January 29, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment Operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain (loss)		Total distributions	Net asset value, end of period

JPMorgan Disciplined High Yield ETF
Year Ended February 28, 2018	$50.96	$2.44	$(0.92)	$1.52	$(2.39)	$—		$(2.39)	$50.09
September 14, 2016 (a) through February 28, 2017	50.00	1.14	0.96	2.10	(1.14)	—	(h)	(1.14)	50.96

JPMorgan Global Bond Opportunities ETF
April 5, 2017 (a) through February 28, 2018	50.00	1.83	0.05 (i)	1.88	(1.34)	—		(1.34)	50.54

JPMorgan Ultra-Short Income ETF
May 17, 2017 (a) through February 28, 2018	50.00	0.70	(0.08)	0.62	(0.61)	—		(0.61)	50.01

JPMorgan USD Emerging Markets Sovereign Bond ETF
January 29, 2018 (a) through February 28, 2018	50.00	0.19	(1.21)	(1.02)	(0.15)	—		(0.15)	48.83

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business for the Disciplined High Yield ETF, Global Bond Opportunities ETF and Ultra-Short Income ETF on the Cboe (formerly BATS) BZX Exchange, Inc. and on the NYSE Arca, Inc. for the USD Emerging Markets Sovereign Bond ETF. Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(f)	Annualized for periods less than one year, unless otherwise indicated.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(h)	Amount rounds to less than $0.005.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

Ratios/Supplemental data
				Ratios to average net assets (f)
Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$50.36	3.00%	3.12%	$105,191,308	0.40%		4.78%	0.98%		23%
51.16	4.24	4.64	30,574,068	0.39	(g)	4.99	1.74	(g)	8

50.60	3.76	3.88	151,634,232	0.53	(g)	3.98	1.10	(g)	52

50.05	1.25	1.33	200,051,266	0.16	(g)	1.77	0.55	(g)	25

48.95	(2.03)	(1.79)	53,713,929	0.35	(g)	4.79	2.74	(g)	2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
JPMorgan Disciplined High Yield ETF	Diversified
JPMorgan Global Bond Opportunities ETF	Diversified
JPMorgan Ultra-Short Income ETF	Diversified
JPMorgan USD Emerging Markets Sovereign Bond ETF	Diversified

JPMorgan Disciplined High Yield ETF (the “Disciplined High Yield ETF”) commenced operations on September 14, 2016. The investment objective of the Fund is to seek to provide a high level of income with capital appreciation as a secondary objective.

JPMorgan Global Bond Opportunities ETF (the “Global Bond Opportunities ETF”) commenced operations on April 5, 2017. The investment objective of the Fund is to seek to provide total return.

JPMorgan Ultra-Short Income ETF (the “Ultra-Short Income ETF”) commenced operations on May 17, 2017. The investment objective of the Fund is to seek to provide current income while seeking to maintain a low volatility of principal.

JPMorgan USD Emerging Markets Sovereign Bond ETF (the “USD Emerging Markets Sovereign Bond ETF”) commenced operations on January 29, 2018. The investment objective of the Fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Shares of Disciplined High Yield ETF, Global Bond Opportunities ETF and Ultra-Short Income ETF are listed and traded on the Cboe (formerly BATS) BZX Exchange, Inc. Shares of USD Emerging Markets Sovereign Bond ETF are listed and traded on the NYSE Arca, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). Effective October 1, 2017, JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ distributor. Prior to October 1, 2017, SEI Investments Distribution Co. (“SIDCO”) was the distributor of the Funds. The agreement with JPMDS is substantially similar to the agreement with SIDCO. The Funds issue and redeem their shares on a continuous basis, through the Distributor, at NAV in large blocks of shares, typically 100,000 shares for all funds, except for the Ultra-Short Income ETF which trades in blocks of 50,000 shares, referred to as “Creation Units.” The Funds may elect creations and redemptions in cash or partially in cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices, and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or

62	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Disciplined High Yield ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,316,266	$101,285,716	$—	$103,601,982

Global Bond Opportunities ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$—	$95,564	$95,564
United States	—	4,679,212	2,264,474	6,943,686

Total Asset-Backed Securities	—	4,679,212	2,360,038	7,039,250

Collateralized Mortgage Obligations
United States	—	2,406,010	—	2,406,010
Commercial Mortgage-Backed Securities
United States	—	6,410,201	2,953,242	9,363,443

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (continued)

Global Bond Opportunities ETF (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Argentina	$—	$630,065	$—	$630,065
Australia	—	538,396	—	538,396
Bahrain	—	198,000	—	198,000
Belgium	—	763,617	—	763,617
Brazil	—	2,429,565	—	2,429,565
Canada	—	2,020,168	—	2,020,168
China	—	70,419	—	70,419
Denmark	—	275,720	—	275,720
France	—	5,593,349	—	5,593,349
Germany	—	2,980,703	—	2,980,703
Greece	—	262,654	—	262,654
Guatemala	—	209,500	—	209,500
Hong Kong	—	198,750	—	198,750
India	—	202,000	—	202,000
Ireland	—	1,998,300	—	1,998,300
Israel	—	218,667	—	218,667
Italy	—	2,989,638	—	2,989,638
Japan	—	634,003	—	634,003
Kuwait	—	471,025	—	471,025
Luxembourg	—	3,454,415	—	3,454,415
Mexico	—	1,539,648	—	1,539,648
Netherlands	—	2,521,063	—	2,521,063
Peru	—	365,275	—	365,275
Portugal	—	398,595	—	398,595
Qatar	—	277,711	—	277,711
South Korea	—	200,750	—	200,750
Spain	—	2,709,756	—	2,709,756
Sweden	—	761,416	—	761,416
Switzerland	—	1,357,992	—	1,357,992
United Arab Emirates	—	30,225	—	30,225
United Kingdom	—	6,057,796	—	6,057,796
United States	—	55,354,357	—	55,354,357

Total Corporate Bonds	—	97,713,538	—	97,713,538

Foreign Government Securities	—	32,165,660	—	32,165,660

Total Investments in Securities	$—	$143,374,621	$5,313,280	$148,687,901

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$673,642	$—	$673,642
Futures Contracts	469,115	—	—	469,115

Total Appreciation in Other Financial Instruments	$469,115	$673,642	$—	$1,142,757

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(299,303)	$—	$(299,303)
Futures Contracts	(114,560)	—	—	(114,560)

Total Depreciation in Other Financial Instruments	$(114,560)	$(299,303)	$—	$(413,863)

64	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

Ultra-Short Income ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,312,370	$193,205,643	$—	$211,518,013

Appreciation in Other Financial Instruments
Futures Contracts (a)	$136	$—	$—	$136

USD Emerging Markets Sovereign Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,764,325	$52,661,836	$—	$55,426,161

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of portfolio holdings.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no transfers among any levels during the period ended February 28, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair values:

Global Bond Opportunities ETF	Balance as of April 5, 2017*	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2018
Investments in Securities:
Asset-Backed Securities — Cayman Islands	$—	$—	$(67)	$(8)	$101,906	$(6,267)	$—	$—	$95,564
Asset-Backed Securities — United States	—	—	3,808	(27,700)	2,598,606	(310,240)	—	—	2,264,474
Commercial Mortgage-Backed Securities — United States	—	—	(31,698)	2,743	3,103,667	(121,470)	—	—	2,953,242

	$—	$—	$(27,957)	$(24,965)	$5,804,179	$(437,977)	$—	$—	$5,313,280

*	Commencement of operations
(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2018, which were valued using significant unobservable inputs (level 3) amounted to approximately $(27,957). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Global Bond Opportunities ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Asset-Backed Securities	$2,360,038	Discounted Cash Flow	Constant Prepayment Rate	5.00% - 30.00% (15.71%)

			Constant Default Rate	0.00% - 4.64% (1.47%)
			Yield (Discount Rate of Cash Flows)	3.42% - 5.79% (4.37%)
	2,360,038

Commercial Mortgage-Backed Securities	2,557,987	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(56.31)% - 7.59% (2.07%)

	2,557,987

Total	$4,918,025

#	The table above does not include level 3 securities that are valued by brokers and pricing services. At February 28, 2018, the value of these securities was $395,255. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of February 28, 2018, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Ultra-Short Income ETF purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

Ultra-Short Income ETF had delayed delivery securities outstanding as of February 28, 2018. The values of these securities held at February 28, 2018 are detailed on the SOIs.

D. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.

The Funds’ repurchase agreements are not subject to master netting arrangements.

E. Derivatives — The Global Bond Opportunities ETF and Ultra-Short Income ETF used derivative instruments including futures and forward foreign currency exchange contracts, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts not allowing such Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed its value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes (1) — (2) below describe the various derivatives used by the Funds.

66	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

(1). Futures Contracts — The Global Bond Opportunities ETF and Ultra-Short Income ETF used interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Global Bond Opportunities ETF may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The value of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Summary of Derivatives Information

The following table presents the value of derivatives held as of February 28, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan Global Bond Opportunities ETF
Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$469,115	$—	$469,115
Foreign exchange contracts	Receivables		673,642	673,642

Total		$469,115	$673,642	$1,142,757

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(114,560)	$—	$(114,560)
Foreign exchange contracts	Payables	—	(299,303)	(299,303)

Total		$(114,560)	$(299,303)	$(413,863)

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (continued)

JPMorgan Ultra-Short Income ETF
Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$136

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the period ended February 28, 2018, by primary underlying risk exposure:

JPMorgan Global Bond Opportunities ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Futures contracts	$601,317	$—	$601,317
Foreign exchange contracts	—	(3,005,519)	(3,005,519)

	$601,317	$(3,005,519)	$(2,404,202)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Futures contracts	$354,555	$—	$354,555
Foreign exchange contracts	—	374,339	374,339

	$354,555	$374,339	$728,894

JPMorgan Ultra-Short Income ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Futures contracts	$3,736

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Futures contracts	$136

68	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts and forward foreign currency exchange contracts activity during the period ended February 28, 2018. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Global Bond Opportunities ETF		Ultra-Short Income ETF
Futures Contracts:
Average Notional Balance Long	$3,965,178	(a)	$—
Average Notional Balance Short	77,619,775	(a)	2,124,688	(b)
Ending Notional Balance Long	10,911,620		—
Ending Notional Balance Short	93,203,125		2,124,688

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$6,602,974	(a)	—
Average Settlement Value Sold	38,153,794	(a)	—
Ending Settlement Value Purchased	19,290,342		—
Ending Settlement Value Sold	60,564,353		—

(a)	For the period from April 5, 2017 through February 28, 2018
(b)	For the period from February 1, 2018 through February 28, 2018

The Funds’ derivatives contracts held at February 28, 2018 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Offering and Organizational Costs — Total offering costs incurred in connection with the offering of shares of the Funds are amortized on a straight line basis over 12 months from the dates the Funds commenced operations. Costs paid in connection with the organization of the Trust, if any, were recorded as an expense at the time it commenced operations. Approximate total offering costs incurred by the Funds since inception were as follows:

JPMorgan Disciplined High Yield ETF	$40,373
JPMorgan Global Bond Opportunities ETF (a)	83,078
JPMorgan Ultra-Short Income ETF (b)	27,538
JPMorgan USD Emerging Markets Sovereign Bond ETF (c)	17,892

(a)	Commencement of operations was April 5, 2017.
(b)	Commencement of operations was May 17, 2017.
(c)	Commencement of operations was January 29, 2018.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

I. Allocation of Expenses — Expenses directly attributable to the Funds are charged directly to the Funds, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (continued)

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Certain Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in Indonesia. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred foreign capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in Indonesia can be carried forward for eight years to offset potential future short-term realized capital gains.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Net realized capital gains, if any, are distributed by the Funds at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Disciplined High Yield ETF	$—	$5,547	$(5,547)
Global Bond Opportunities ETF	—	(2,762,604)	2,762,604
Ultra-Short Income ETF	1	—	(1)
USD Emerging Markets Sovereign Bond ETF	—	—	—

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in perpetual bonds.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Disciplined High Yield ETF	0.30%
Global Bond Opportunities ETF	0.55%
Ultra-Short Income ETF	0.15%
USD Emerging Markets Sovereign Bond ETF	0.32%

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an effective annual rate of 0.085% of the average daily net assets of each Fund in the Trust covered by the Administration Agreement.

The Administrator waived administration fees as outlined in Note 3.E.

Effective October 1, 2017 JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Custodian and Transfer Agent Fees — JPMCB provides portfolio custody and transfer agency services to the Funds. The amounts paid directly to JPMCB by the Funds for custody services are included in the Custodian and Transfer Agent fees on the Statements of Operations. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses; during the period, the Funds paid no transfer agency fees to JPMCB.

70	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.

For the period ended February 28, 2018, the amount of transaction fees paid by the Authorized Participants that were used to reimburse custodian fees were as follows:

Disciplined High Yield ETF	$1,600
Global Bond Opportunities ETF	12,100
Ultra-Short Income ETF	1,700
USD Emerging Markets Sovereign Bond ETF	400

Such amounts are included in expense reimbursements from non-affiliates in the Statements of Operations.

Restricted cash on the Statements of Assets and Liabilities is cash received from Authorized Participants for the reimbursement of creation and/or redemption of Fund shares.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

D. Accounting Fees — Beginning on October 1, 2017, JPMCB began to also provide accounting services to the Funds. Prior to October 1, 2017 a non-affiliated entity provided accounting services to the Funds. The following are the amounts incurred by the Funds during the period October 1, 2017 through February 28, 2018 that are payable directly to JPMCB by the Funds for accounting fees which are included in accounting fees on the Statements of Operations:

Disciplined High Yield ETF	$8,706
Global Bond Opportunities ETF	9,091
Ultra-Short Income ETF	8,902
USD Emerging Markets Sovereign Bond ETF	400

E. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales (if applicable), interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentage of the Funds’ average daily net assets as shown in the below table:

Expense Cap
Disciplined High Yield ETF	0.40%
Global Bond Opportunities ETF	0.55%
Ultra-Short Income ETF	0.18%
USD Emerging Markets Sovereign Bond ETF	0.39%

The expense limitation agreements were in effect for the period ended February 28, 2018. The contractual expense limitation percentages in the table above are in place until at least June 30, 2021 for the Disciplined High Yield ETF, the Ultra-Short Income ETF and the Global Bond Opportunities ETF and January 31, 2021 for the USD Emerging Markets Sovereign Bond ETF.

For the period ended February 28, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each Fund as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
Disciplined High Yield ETF	$146,085	$41,860	$187,945	$95,469
Global Bond Opportunities ETF	422,646	78,532	501,178	—
Ultra-Short Income ETF	81,408	49,220	130,628	90,379
USD Emerging Markets Sovereign Bond ETF	12,896	3,512	16,408	81,595

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser has agreed to waive the net expense ratio of the underlying money market funds.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (continued)

The amounts of the waivers resulting from investments in these money market funds as of February 28, 2018 were as follows:

Disciplined High Yield ETF	$1,655
Global Bond Opportunities ETF	9,191
Ultra-Short Income ETF	5,450
USD Emerging Markets Sovereign Bond ETF	325

F. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives, and SIDCO received, no fees for their distribution services under their respective distribution agreements with the Trust (the “Distribution Agreements”). Although the Trust does not, and did not, pay any fees under the Distribution Agreements, JPMIM pays JPMDS, and paid SIDCO, for certain distribution related services.

G. Other — Certain officers of the Trust are affiliated with the Adviser. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. The Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Funds may use related party broker-dealers. For the period ended February 28, 2018, the Funds incurred no brokerage commissions with broker-dealers affiliated with the Adviser or Trust.

4. Investment Transactions

During the period ended February 28, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Purchases of U.S. Government	Sales (excluding U.S. Government)	Sales of U.S. Government
Disciplined High Yield ETF	$85,286,110	$—	$11,130,558	$—
Global Bond Opportunities ETF (a)	192,483,639	113,836	52,533,568	113,130
Ultra-Short Income ETF (b)	115,877,972	—	10,930,880	—
USD Emerging Markets Sovereign Bond ETF (c)	54,963,954	—	931,515	—

(a)	Commencement of operations was April 5, 2017.
(b)	Commencement of operations was May 17, 2017.
(c)	Commencement of operations was January 29, 2018.

For the period ended February 28, 2018, there were no in-kind transactions associated with creations and redemptions.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2018 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined High Yield ETF	$105,763,923	$260,847	$(2,422,788)	$(2,161,941)
Global Bond Opportunities ETF	149,157,039	3,522,821	(3,263,065)	259,756
Ultra-Short Income ETF	211,801,313	47,613	(330,777)	(283,164)
USD Emerging Markets Sovereign Bond ETF	56,752,975	7,188	(1,334,002)	(1,326,814)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of forward foreign currency contracts and mark to market of futures contracts.

The tax character of distributions paid during the period ended February 28, 2018 was as follows:

	Ordinary Income*	Total Distributions Paid
Disciplined High Yield ETF	$2,305,921	$2,305,921
Global Bond Opportunities ETF	3,275,400	3,275,400
Ultra-Short Income ETF	975,348	975,348
USD Emerging Markets Sovereign Bond ETF	168,487	168,487

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

72	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

The tax character of distributions paid during the period ended February 28, 2017 was as follows:

	Ordinary Income*	Total Distributions Paid
Disciplined High Yield ETF	$569,495	$569,495

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Disciplined High Yield ETF	$66,684	$—	$(46,719)	$(2,161,941)
Global Bond Opportunities ETF	224,508	518,430	—	(293,990)
Ultra-Short Income ETF	68,484	2,323	—	(283,164)
USD Emerging Markets Sovereign Bond ETF	29,933	—	(8,120)	(1,326,814)

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, late year ordinary loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts and straddle loss deferrals.

As of February 28, 2018, the Funds had net capital loss carryforwards with no expiration dates, as follows:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Disciplined High Yield ETF	$(24,473)	$(22,246)
Global Bond Opportunities ETF	—	—
Ultra-Short Income ETF	—	—
USD Emerging Markets Sovereign Bond ETF	(8,120)	—

Late year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2018, the Global Bond Opportunities ETF deferred to March 1, 2018 late year ordinary losses of $1,412,780.

6. Capital Share Transactions

The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Funds may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or (2) a “DTC Participant,” which, in either case, must have executed an agreement with the Distributor.

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares purchased” or “Proceeds from shares issued” in the Statements of Changes in Net Assets.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure, if any, would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2018, the Adviser owned more than 10% of the outstanding shares of the following Funds:

% Ownership
Disciplined High Yield ETF	23%
Global Bond Opportunities ETF	66%
Ultra-Short Income ETF	12%
USD Emerging Markets Sovereign Bond ETF	91%

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018 (continued)

Significant transactions by the Adviser may impact the Funds’ performance.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. As of February 28, 2018, none of the Funds had non-US country allocations representing greater than 10% of total investments.

The Disciplined High Yield ETF invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Disciplined High Yield ETF may invest up to 100% of the its total assets in below investment grade securities or unrated securities that JPMIM deems to be of equivalent quality. Such securities may include so called “distressed debt”.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has begun to raise interest rates, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Global Bond Opportunities ETF and Ultra-Short Income ETF are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as forward foreign currency exchange contracts.

The Global Bond Opportunities ETF and Ultra-Short Income ETF are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Global Bond Opportunities ETF and USD Emerging Markets Sovereign Bond ETF’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of each Fund’s investments and the income it generates, as well as each Fund’s ability to repatriate such amounts.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of February 28, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

9. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium to be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

74	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan Disciplined High Yield ETF, JPMorgan Global Bond Opportunities ETF, JPMorgan Ultra-Short Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Disciplined High Yield ETF, JPMorgan Global Bond Opportunities ETF, JPMorgan Ultra-Short Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF (four of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Disciplined High Yield ETF	Statement of operations for the year ended February 28, 2018 and the statements of changes in net assets for the year ended February 28, 2018 and for the period September 14, 2016 (commencement of operations) through February 28, 2017
JPMorgan Global Bond Opportunities ETF	Statements of operations and changes in net assets for the period April 5, 2017 (commencement of operations) through February 28, 2018
JPMorgan Ultra-Short Income ETF	Statements of operations and changes in net assets for the period May 17, 2017 (commencement of operations) through February 28, 2018
JPMorgan USD Emerging Markets Sovereign Bond ETF	Statements of operations and changes in net assets for the period January 29, 2018 (commencement of operations) through February 28, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 26, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	75

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Funds Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011-present); Senior Consultant for the Regulatory Fundamentals Group LLC (2011-2017); Senior Vice President-Fund Administration, State Street Corporation (2002-2010).	22	Independent Trustee, The China Fund, Inc. (2013-present); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	22	None.

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	22	Independent Trustee of AXA Premier VIP Trust (2014-present); SEI family of funds (Independent Trustee of Advisors’ Inner Circle III Funds (5 portfolios) (from February 2014 to present)); Independent Trustee of O’Connor EQUUS (May 2014-present); Independent Trustee of Winton Series Trust (December 2014-present); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014-March 2015).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	22	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009-present); Board Member (2005-present), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-present), and Chair of IT Committee (2016-present), NYC Health and Hospitals Corporation; Board Member and Member of the Audit Committee and Related Parties Committee (2013-present) and Member of the Risk Management Committee (2017-present), PennyMac Financial Services, Inc.	22

Trustee, NYC School Construction

Authority (2009-present); Board

Member, NYS Job Development

Authority (2008-present); Trustee

(2015-present) and Chair of the Audit and Finance Committee (2015-present) of the Transit Center Foundation; Vice Chair (2011-2013) and Board Member (2013-2014) of New York City Housing Authority.

Interested Trustee

Robert Deutsch (2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	22	None

(1)	A Fund complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

76	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business. Previously, Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017; Managing Director of the Strategic Initiatives Group in BlackRock’s iShares Exchange Traded Funds division from 2010 to 2013.

Lauren A. Paino (1973), Treasurer and Principal Financial Officer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; Director, Credit Suisse Asset Management (2000-2013).

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013. Senior Global Product Manager of Alternative Investments for BNY Mellon from 2011 to 2013 and Global Product Head for Exchange Traded Funds at JPMorgan Chase Bank from 2008 to 2011.

Brian S. Shlissel (1964), Vice President (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management Inc.) (2014-present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Frank J. Nasta (1964), Secretary (2014)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2014)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2011; formerly Vice President of J.P. Morgan Investment Management Inc. 2010-2011. Mr. Cavaliere has been with JPMorgan since May 2006.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; formerly Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jason Ronca (1978), Assistant Treasurer (2014)***	Executive Director, since February 2017; formerly Vice President for J.P. Morgan Asset Management since 2014. ETF Product Manager for Corporate Investment Bank responsible for setting the strategy and control agenda for the ETF servicing business from 2010 to May 2014; Prior to 2010, a Vice President in Fund Accounting within J.P. Morgan Investor Services, supporting a series of U.S. registered mutual funds.

The contact address for each of officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
***	The contact address for the officer is One Beacon Street, Boston, MA 02108.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	77

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur ongoing costs, investment advisory fees, administration fees and other Fund expenses, in addition to brokerage commissions on your purchases and sales of Fund shares. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2017 and continued to hold your shares at the end of the reporting period, February 28, 2018.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Annualized Expense Ratio	Expenses Paid During the Period
JPMorgan Disciplined High Yield ETF
Actual (1)	$1,000.00	$998.20	0.40%	$1.98
Hypothetical (1)	1,000.00	1,022.81	0.40%	2.01

JPMorgan Global Bond Opportunities ETF
Actual (1)	$1,000.00	$1,012.70	0.53%	$2.64
Hypothetical (1)	1,000.00	1,022.17	0.53%	2.66

JPMorgan Ultra-Short Income ETF
Actual (1)	$1,000.00	$1,007.50	0.16%	$0.80
Hypothetical (1)	1,000.00	1,024.00	0.16%	0.80

JPMorgan USD Emerging Markets Sovereign Bond ETF
Actual (2)	$1,000.00	$979.70	0.35%	$0.28
Hypothetical (1)	1,000.00	1,023.06	0.35%	1.76

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(2)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the actual period). The Fund commenced operations on January 29, 2018.

78	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended February 28, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Qualified Interest Income (QII) and Short-Term Capital Gain

Each Fund listed below paid the following amount, or the maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the period ended February 28, 2018:

	Qualified Interest Income	Short-Term Capital Gain
Disciplined High Yield ETF	$1,707,459	$—
Global Bond Opportunities ETF	1,807,207	7,782
Ultra-Short Income ETF	549,681	—
USD Emerging Markets Sovereign Bond ETF	6,502	—

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	79

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENT

(Unaudited)

JPMorgan USD Emerging Markets Sovereign Bond ETF

On September 18-19, 2017, the Board of Trustees held an in-person meeting and approved the initial Investment Advisory Agreement (the “Advisory Agreement”) for the JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Fund”). The Advisory Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates. In connection with the approval of the Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the Advisory Agreement. Each Trustee attributed his or her own evaluation of significance to the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the initial approval of the Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the initial Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Advisory Agreement, as well as other relevant information furnished for the Trustees. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the Trust’s other fund offerings, and how it will be positioned against peer funds, as identified by management.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Trust.

The Trustees also considered the fees that J.P. Morgan Investment Management Inc., in its role as Administrator, will earn from the Fund for providing administrative services. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A., an affiliate of the Adviser, for custody, transfer agency and other related services. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that neither the proposed investment advisory fee schedule nor the proposed administration agreement for the Fund contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure for the Fund was reasonable in light of the fee waivers and expense limitations that the Adviser has in place, limiting the overall net expense ratio of the Fund to competitive levels. With respect to fees for administrative services, the Trustees also considered the fact that the Fund would benefit from the economies of scale present in the broader J.P. Morgan fund complex, as the Fund was able to negotiate an administration fee at a level consistent with the lower effective rate currently paid by the J.P. Morgan mutual funds, which includes breakpoints. The Trustees also took into consideration management’s belief that because of such economies of scale, the Fund’s administration fee is lower than what the Fund would have to pay if it was not part of the J.P. Morgan fund complex.

Investment Performance

The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive

80	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fee and Expense Ratio

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the fees charged to mutual funds with similar investment objectives or in similar asset classes managed by the Adviser, as well as information prepared by Broadridge Investor Communications Solutions Inc., using data from Lipper Inc. (together, “Broadridge/Lipper”), independent providers of investment company data, concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees also reviewed information about other projected expenses and the expense ratio for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements.

The Trustees noted that the Fund’s estimated net advisory fee and total expenses were in line with identified peer funds. The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	81

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

JPMorgan Disciplined High Yield ETF

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to their annual consideration of investment advisory agreements at each meeting. The Board also meets specifically to consider investment advisory agreement annual renewals. The Board of Trustees held a meeting in person December 12-13, 2017, at which the Trustees considered the continuation of investment advisory agreement (the “Advisory Agreement”) for JPMorgan Disciplined High Yield ETF (the “Fund”). In advance of the December 12-13, 2017 meeting, the Trustees met on November 3, 2017 to discuss certain information in connection with its consideration of the Advisory Agreement. At the December meeting, the Board reviewed and considered performance, expense and other information for the Fund. The Trustees, including a majority of the Trustees who are not “Interested Persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information included the Fund’s performance as compared to the performance of its benchmark and analyses by the Adviser of the Fund’s performance. The Adviser also periodically provides comparative information regarding the Fund’s expense ratio and that of its peer groups. In addition, in preparation for the December meeting, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge Investor Communications Solutions Inc., using data from Lipper Inc. (together, “Broadridge/Lipper”), independent providers of investment company data. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed his or her own evaluation of significance to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under its Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategies for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategies of the Fund, how it fits within the Trust’s fund offerings, and how the Fund is positioned against peer funds, as identified by management. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator to the Fund (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to continue to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make direct comparisons of

82	JPMORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2018

profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationships with the Fund.

The Trustees also considered the fees that JPMIM earned from the Fund for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to J.P. Morgan Chase Bank, N.A. (“JPMCB”), also an affiliate of the Adviser, for custody, transfer agency and other related services for the Fund.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees noted that the Adviser has implemented a fee waiver and expense limitation (“Fee Cap”), which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees noted that neither the investment advisory fee schedule nor the administration agreement for the Fund contain breakpoints, but that fees are competitive with its peer funds. They concluded that the current fee structure was reasonable in light of the Fee Cap that the Adviser has in place which serves to limit the overall net expense ratio of the Fund to competitive levels. With respect to fees for administrative services, the Trustees also considered the fact that the Fund benefits from the economies of scale present in the broader J.P. Morgan fund complex, as the Fund was able to negotiate an administration fee at level consistent with the lower effective rate currently paid by the J.P. Morgan mutual funds, which includes breakpoints. The Trustees also took into consideration management’s belief that because of such economies of scale, the Fund’s administration fee is lower than what the Fund would have to pay if it were not part of the J.P. Morgan fund complex.

Fees Relative to Adviser’s Other Clients

The Trustees requested and received and considered information about the nature and extent of investment advisory services and fee rates offered to other investment companies advised by the Adviser in the same asset class as the Fund. The Trustees also noted the Adviser’s view that it does not manage any other accounts with a substantially similar investment strategy as that of the Fund. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to such other clients were reasonable.

Investment Performance

The Trustees considered the Fund’s investment strategy and processes, portfolio management team, and competitive positioning against peer funds, as identified by management. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the Fund’s performance information provided at regular Board meetings by the Adviser. After consideration, the Trustees determined that the Fund’s performance was consistent with its investment objective.

Advisory Fee and Expense Ratio

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds with the same Broadridge/Lipper investment classification and objective as the Fund (the “Universe”), as well as a subset of funds in the Universe (the “Peer Group”). The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting funds in the Peer Group and Universe. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the total expense ratio for the Fund. The Trustees considered the Fee Cap currently in place for the Fund and considered the net advisory fee rate after taking into account such Fee Cap. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that both the Fund’s net advisory fee and actual total expenses were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

FEBRUARY 28, 2018	JPMORGAN EXCHANGE-TRADED FUNDS	83

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-844-457-6383 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. February 28, 2018	AN-ETF-218

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial experts are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia, and EmilyA. Youssouf, each of which is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2018 – $234,790

2017 – $74,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2018 – $27,600

2017 – $5,125

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2018 – $58,000

2017 – $14,535

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2018 and 2017, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2018 – $0

2017 – $0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by- case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre- approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2018 – 0.0%

2017 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018 – $32.0 million

2017 – $28.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia, and Emily A. Youssouf.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes- Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
May 02, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
May 02, 2018

By:	/s/ Lauren A. Paino
Lauren A. Paino
Treasurer and Principal Financial Officer
May 02, 2018